As filed with the Securities and Exchange Commission on March 10, 2004


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07763
                                                     ---------

                              MASTERS' SELECT FUNDS
                              ---------------------
               (Exact name of registrant as specified in charter)



               4 Orinda Way, Suite 230-D, Orinda, California 94563
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)



                               Kenneth E. Gregory
                            4 Orinda Way, Suite 230-D
                                Orinda, CA 94563
                     -------------------------------------
                    (Name and address of agent for service)


                                   Copies to:
                               Julie Allecta, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94105

                                 (925) 254-8999
               --------------------------------------------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2003
                         -----------------

Date of reporting period:  DECEMBER 31, 2003
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                           THE MASTERS' SELECT FUNDS

                                [steps graphic]

                                ANNUAL REPORT
                                THE MASTERS' SELECT EQUITY FUND
                                THE MASTERS' SELECT INTERNATIONAL FUND
                                THE MASTERS' SELECT VALUE FUND
                                THE MASTERS' SELECT SMALLER COMPANIES
                                FUND

                   [LG LOGO] LITMAN/GREGORY FUND ADVISORS, LLC
                             ---------------------------------

                           WWW.MASTERSSELECTFUNDS.COM

THE MASTERS' SELECT CONCEPT

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of small companies.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

PORTFOLIO FIT
.................................................................................
As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. Masters' Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

                                                       The Masters' Select Funds

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[steps graphic]

CONTENTS
.........
Our Commitment to Shareholders                               2
...............................................................
Letter to Shareholders                                       4
...............................................................
Masters' Select Equity Fund
   Equity Fund Review                                       12
   Equity Fund Managers                                     22
   Equity Fund Stock Highlights                             23
   Equity Fund Schedule of Investments                      28
...............................................................
Masters' Select International Fund
   International Fund Review                                29
   International Fund Managers                              40
   International Fund Stock Highlights                      41
   International Fund Schedule of Investments               45
...............................................................
Masters' Select Value Fund
   Value Fund Review                                        47
   Value Fund Managers                                      55
   Value Fund Stock Highlights                              56
   Value Fund Schedule of Investments                       59
...............................................................
Masters' Select Smaller Companies Fund
   Smaller Companies Fund Review                            61
   Smaller Companies Fund Managers                          68
   Smaller Companies Fund Stock Highlights                  69
   Smaller Companies Fund
         Schedule of Investments                            74
...............................................................
Statements of Assets and Liabilities                        76
...............................................................
Statements of Operations                                    77
...............................................................
Statements of Changes in Net Assets
   Equity Fund                                              78
   International Fund                                       79
   Value Fund                                               80
   Smaller Companies Fund                                   81
...............................................................
Financial Highlights
   Equity Fund                                              82
   International Fund                                       83
   Value Fund                                               84
   Smaller Companies Fund                                   85
...............................................................
Notes to Financial Statements                               86
...............................................................
Report of Independent Auditors                              93
...............................................................
Tax Information                                             94
...............................................................
Index Definitions                                           95
...............................................................
Trustee and Officer Information                             97
...............................................................

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Quasar Distributors, LLC

V2004-02                                                    Table of Contents  1

LITMAN/GREGORY FUND ADVISORS'
COMMITMENT TO SHAREHOLDERS

We are deeply committed to making each Masters' Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

FIRST, we are committed to the Masters' Select concept.

     o We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

     o We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition our monitoring will seek to assess whether they are staying true to their Masters' Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters' Select stock pickers will not be distracted by short-term performance pressure.

SECOND, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

     o Each Fund will be closed at an asset level that locks in a high degree of flexibility for each stock picker. The Masters' Select Equity Fund will close at approximately $750 million and the Masters' Select International Fund and Masters' Select Value Fund will each close at approximately $1 billion. The Masters' Select Smaller Companies Fund will close at approximately $450 million. The resulting assets under management per stock picker will be extremely low.

     o The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio is designed to be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager's sub-portfolio.

     o We will work hard to discourage short-term speculators so that cash flows into the funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the funds implemented a six-month 2% redemption fee that is paid to each Fund for the benefit of shareholders.

2  The Masters' Select Funds

THIRD, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

     o We will remain attentive to fund overhead and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

     o    There will be no loads, 12b-1 charges or any distribution charges.

     o We also work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters' Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

FOURTH, is our commitment to communicate honestly about all relevant developments and expectations.

     o We will continue to do this by providing thorough and educational shareholder reports.

     o We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters' Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in our client accounts in our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters' Select held in client assets are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Masters' Select Fund is capacity constrained (they will be closed at the pre-determined asset levels mentioned above) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can't get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds' sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanies by a prospectus for the Masters' Select Funds. Mutual fund investing involves risk; principal loss is possible. While the funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the Funds' investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest.

                                                                   Commitment  3

JANUARY 2004

DEAR FELLOW SHAREHOLDER:

The year 2003 was memorable for reasons both good and bad. For the stock markets it was a fabulous year, which was much needed after a brutal three-year bear market. Masters' Select participated in the market rebound, with Masters' Select Equity, International and Value Funds each beating at least one of their benchmarks for the full calendar year (Masters' Select Smaller Companies Fund, which was launched at mid-year, did not beat its benchmarks though it was up over 19% since its start date)1. But for investors the fund industry scandal served to raise questions about the integrity of the mutual fund industry.

This portion of the Masters' Select Funds' Annual Report will provide a general update on Masters' Select as well as comments on the state of the industry and the markets. In the following sections, each fund will be examined more closely with respect to its performance in 2003, the outlook going forward and other developments specific to each fund.

MASTERS' SELECT SCORECARD

The Masters' Select Funds have continued to perform well in our opinion, providing further evidence of the long-term success of the overall concept. This evidence includes:

A CONSISTENT STORY OF SUCCESS OVER THE LONG-TERM:

     o The three older Masters' Select Funds (Equity, International and Value) have all outperformed their primary index benchmark on an annualized basis since inception. Value has had since inception average annual outperformance of 2.69 percentage points (269 basis points), Equity 3.12 percentage points, and International 6.37 percentage points. These performance measurements are net of all the funds' fees and expenses1.

     o All three funds outperformed their benchmarks over the last three years/1/. This time period incorporates two bear-market years and one bull-market year.

     o Each of the three funds has received a long-term peer-group ranking, based on fund total return, from Lipper Analytics, the mutual fund rating company/2/.

     o Each of the three funds received a Five-Star Overall Morningstar Ratin/TM/ for the period ended December 31, 2003 based on Morningstar's rating system. The Equity Fund was rated against 1,103 U.S. domiciled large blend mutual funds. The International Fund was rated against 164 U.S. domiciled foreign large growth funds. The Value Fund was rated against 655 U.S. domiciled large value funds. The Overall Morningstar Rating(TM) is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable)

--------------------------------------------------------------------------------
1 For complete performance information, see pages 13, 30, 48 and 62 for the Equity, International, Value and Smaller Companies Funds, respectively. The inception date of the Smaller Companies Fund was June 30, 2003.

2 For complete performance information on the Lipper rankings, see pages 14, 31 and 49 for the Equity, International, and Value Funds, respectively. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

4  The Masters' Select Funds

Morningstar Rating/TM/ metrics. A Five-Star rating is the highest rating a fund can receive under the Morningstar system and requires risk-adjusted performance to be in the top 10% of the category peer group/3/.

A BOTTOM-UP SUCCESS STORY:

     o Every one of the funds' long-tenured managers (at least three years with Masters) outperformed his primary index benchmarks during his tenure for Masters' Select. This amounts to 11 managers and 13 manager "slots" (Bill Miller and Mason Hawkins have slots in both Equity and Value). This excludes the managers for the Smaller Companies Fund, and Glen Bickerstaff and Bill Fries (who were recently added to Equity and International, respectively) because their tenures are still well under a year.

     o The record is still impressive when taking into account the managers no longer running portfolios for Masters' Select. Masters' Select has had three manager changes in the Equity fund during its seven year life (two in the same manager "slot") and two changes in the International fund during its six year life (one due to a death). Of the managers who were replaced three of the five had outperformed their benchmarks during their tenure for Masters' Select. We believe this high success rate of the Masters' Select managers is reflective of Litman/Gregory's rigorous due diligence process and experience.

In overseeing Masters' Select, Litman/Gregory Fund Advisors has always stated that our objective is to deliver strong long-term performance relative to each fund's benchmark. Great short-term performance, while desirable, is not a primary objective. The magnitude of the Masters' Select Funds long-term outperformance over their benchmarks, their peer group rankings, and the consistency of each fund's performance relative to its benchmarks in various environments is, in our belief, compelling evidence that this is a concept that has worked very well in its real-world execution. Please see the individual fund discussions for more detailed performance information on each fund.

--------------------------------------------------------------------------------
3 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars and the next 22.5% receive 4 stars. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Equity Fund was rated against the following numbers of U.S.-domiciled large blend mutual funds over the following time periods: 1,103 funds overall, 1,103 funds in the last three years, and 791 funds in the last five years. With respect to these large blend funds, Equity Fund received an Overall Morningstar Rating(TM) of 5 stars for both the three-, and five-year periods. International Fund was rated against the following numbers of U.S.-domiciled foreign large growth mutual funds over the following time periods: 164 funds overall, 164 funds in the last three years, and 127 funds in the last five years. With respect to these foreign large growth funds, International Fund received an Overall Morningstar Rating(TM) of 5 stars and a Morningstar Rating(TM) of 4 stars for the three-period, and 5 stars for the five-year period. Value Fund was rated against the following numbers of U.S.-domiciled large value mutual funds over the following time periods: 655 funds overall, and 655 funds in the last three years. With respect to these large value funds, Value Fund received an Overall Morningstar Rating(TM) of 5 stars and a Morningstar Rating(TM) of 5 stars for the three-year period. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     /C/ 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                                                           Shareholder Letter  5

WHAT IS BEHIND THE SUCCESS OF MASTERS' SELECT?

We believe the Masters' Select success story is straightforward. Most of the value added is a function of two factors:

     o The funds are run by stock pickers that we believe are exceptionally skilled and among the best in the money management industry.

     o Each stock picker invests only in his highest-conviction ideas (with a maximum of 15 holdings). In the right hands, we believe this concentrated approach can add incremental return over the long run.

We believe that other factors are also important in the execution of the concept:

     o The relatively small asset base run by each stock picker for Masters' Select ensures that each manager has plenty of flexibility to own anything and to be opportunistic. The small asset base is not an advantage to every manager but for at least some managers on every fund, we believe it is a significant advantage.

     o The multi-manager structure relieves each manager from worrying about the potential volatility of his own portfolio since it is only one part of a larger portfolio. This makes it much easier to stay true to the mandate of focusing on the most compelling investment ideas without worrying about "playing defense." The funds were designed to incorporate managers who apply a variety of stock-picking approaches in an effort to achieve an adequate level of diversification.

     o Litman/Gregory Fund Advisors' stated long-term performance objectives for the funds helps eliminate short-term performance worries on the part of the managers and thereby facilitates maintaining a long-term investment horizon that we (and the stock pickers) believe should result in better long-term performance.

     o    The due diligence skills of Litman/Gregory Fund Advisors.

     o Regular monitoring by Litman/Gregory of the stock pickers and their teams is important so that we can regularly re-confirm our confidence in each stock picker's ability to deliver the long-term performance we expect.

STATE OF THE MUTUAL FUND INDUSTRY

It's ironic that one of the best return years for the fund industry was also probably the darkest year for the industry. Litman/Gregory has been in the business of researching, recommending, investing in and writing about the fund industry since our firm's inception in 1987. Since 1989 we have published the No-Load Fund Analyst. Over the years we have repeatedly written about the conflict of interest inherent in the industry. However, we've also always believed that the positives offered by the mutual fund industry far outweighed the negatives and that for most investors mutual funds remain the best way to get diversification and professional management at a reasonable cost. However, these comments don't pertain to every mutual fund. Based on the research we do for our clients

6  The Masters' Select Funds
and subscribers to our research, we've always believed that there are a relatively small percentage of funds in the industry that meet the requirements of offering skillful investment expertise from a high-integrity firm at a reasonable price.

We believe that the recent crisis should help to make things somewhat better. First, some of the regulation that is likely to come to pass is likely to change some behaviors and to improve director oversight. Secondly, all the negative publicity brought on the industry over the last year should raise ethical standards from the low point they hit after a 20- year bull market that fueled an extreme cycle of greed. Greed peaked with the bubble and was rampant not only in the financial industry but also in business in general and found its way down to the individual investor level. Greed throughout the system made it easier for individuals in the business world to rationalize pursuing their own interests and led many others to lose sight of their responsibilities to shareholders and clients and to be less than diligent in the management of the conflicts of interest faced on a regular basis in the business and financial worlds. With the disclosure of the misdeeds of the last few years, many of the worst offenders having been fired or removed, and management and directors have a heightened awareness of the conflicts of interest inherent in their business. In general there is now a growing view that good ethics is good business. There will still be unethical people and self-interest will still persist. But we expect an improved ethical environment.

At Litman/Gregory we have always believed that good ethics is good business. And as we wrote in our quarterly report last October, we take our responsibility as stewards of your capital very seriously. So it is standard operating procedure to put the Masters' Select shareholders' interests ahead of our business interests. We believe this is the right thing to do and we also believe it is good business. For almost 17 years now this is how we have operated all our businesses (money management and our research publications in addition to advising Masters' Select) and over this long period of time we have benefited greatly along with our clients. It has always been a primary objective of Litman/Gregory to have Masters' Select recognized as being on a very short list of mutual fund firms that exhibit an exceptionally high level of integrity and consistently put shareholders' interests first. Over the years Litman/Gregory Fund Advisors has remained focused on working fund expenses lower. We've turned away substantial amounts of potential shareholder money that we felt would be detrimental to the interests of our long-term shareholders. We've worked diligently and we believe successfully at discouraging market timers. We've been dedicated to providing detailed and honest communication to shareholders. And, Litman/Gregory owners, employees, and our company retirement plan have substantial investments in the Masters' Select funds, as do the fund's independent trustees. For more background, please see our Commitment to Shareholders on page 2. (We have been publishing this shareholder commitment for several years prior to the fund industry scandal of 2003.)

DEVELOPMENTS SPECIFIC TO MASTERS' SELECT

FUND CLOSINGS: We have always believed that many of our stock pickers are likely to deliver somewhat better long-term performance if the asset base they run for Masters' is

                                                           Shareholder Letter  7
kept relatively small. For that reason we have committed to closing each Masters' Select Fund at a pre-determined level. These levels are as follows:

---------------------------------------------------------------------------
                                                              ASSET LEVEL
                                       CLOSING ASSET LEVEL    AT 12/31/03
---------------------------------------------------------------------------
MASTERS' SELECT EQUITY                    $750 MILLION        $610 MILLION
---------------------------------------------------------------------------
MASTERS' SELECT INTERNATIONAL             $1 BILLION          $734 MILLION
---------------------------------------------------------------------------
MASTERS' SELECT VALUE                     $1 BILLION          $181 MILLION
---------------------------------------------------------------------------
MASTERS' SELECT SMALLER COMPANIES         $450 MILLION        $ 51 MILLION
---------------------------------------------------------------------------

There is a chance that Masters' Select Smaller Companies Fund could close at a lower level. Based on current asset levels it is likely that Masters' Select International will close in 2004 and possible that Equity will also close late in the year. Cash inflows have been particularly strong for International and have picked up recently for Equity and Value.

When we write that a fund will be "closing," we mean that we will no longer establish new shareholder relationships in the fund. We anticipate that existing shareholders will be able to continue to add to their positions at least over the short-term, and probably over the long-term. Further, financial advisors who have existing client investments, of a yet to be determined magnitude, in a closed fund may also be able to continue to add new client relationships for a period of time.

EXPENSES: All three of the older Masters' Select Funds experienced expense ratio reductions in 2003 compared to 2002. The reductions were relatively small, with the largest being for the International fund, which declined from 1.13% to 1.10%. Based on current fund asset levels we estimate that the Value fund expense ratio is likely to decline slightly in 2004. Additionally, the Smaller Companies fund expense ratio should decline due to the asset growth achieved since its launch six months ago and because it will have a full year of operations. If asset growth continues in 2004, based on our expense analysis, we believe the expense ratios could move even lower, especially for the Smaller Companies Fund. As a new fund its asset base is still very small and therefore it has the potential to achieve substantially more economies of scale. Our expense ratio expectations are based on estimates and do not take into account the possibility that new regulation may impose new costs on fund shareholders. (Based on what we know at present, we believe any new costs would not have a significant impact on expense ratios.)

Longer term, each fund has the potential for further expense reductions after they close to new investors. This is due in part to a 25% reduction in Litman/Gregory Fund Advisors' advisory fee on the portion of each fund's asset base that exceeds the level of assets at which it is closed to new shareholders. Over time, even after closing, each fund's asset base is likely to continue to grow through appreciation and through investments by existing shareholders. As a result, over time this advisory fee reduction should contribute to a further decline in fund operating expenses.

MANAGER CHANGES: There was news on the manager front in 2003, including managers added to the Smaller Companies and International Funds and one manager being

8  The Masters' Select Funds
replaced on the Equity fund. These changes were discussed in our last quarterly shareholder letter and will be touched on in this report in the specific fund discussions.

TAXES: Each of the three older funds has tax loss carryforwards. See the specific fund discussions for more information.

ACCOLADES: The Masters' Select Funds were the recipients of some positive coverage in the financial media during 2003. This coverage included several stories from Kiplinger's Personal Finance, which did a feature story on the Masters' Select Funds in their November issue and in their August issue where they named Masters' Select as one of the Ten Best Fund Companies/4/. (In the interest of full disclosure: I co-author a guest column on mutual fund investing for this periodical; however other than my column I have no input into any of the publication's content.) The Kiplinger's articles can be viewed on the Masters' Select website at www.mastersselectfunds.com. Morningstar currently covers Masters' Select Equity, International and Value. Each of the funds has received a Five-Star Overall Morningstar Rating/TM/ for the period ended December 31, 2003/5/. This is the highest rating given by Morningstar. Links to Morningstar analysis of the funds are also available on the website. Morningstar also mentioned Masters' Select Value in its August 4th article "The most Promising 3-Year Old Funds." Masters' Select Value was one of four funds named in the article./6/

EQUITY MARKET OUTLOOK

A year ago we wrote in this report that "we now believe valuation is in the investor's favor." With stocks up substantially since that time we no longer view the stock market as undervalued. Though not all of our stock pickers agree, the majority tell us that undervalued stocks are not easy to find. Our own market level analysis is that as of January 2004, stocks are in a fair value range with no noticeable pockets of opportunity to be found from a style (value vs. growth) or market cap perspective. International stocks appear to us to offer somewhat better value than U.S. stocks.

While valuation looks neutral, over the past year the economy significantly improved as the recovery gained strength. Earnings are up sharply, capital spending is bouncing back, consumer spending has been strong and manufacturing activity is surging. And though interest rates have moved higher and will probably continue to rise somewhat during 2004, on an absolute basis we believe they are likely to remain low enough to be accommodative to stocks.

Longer term the huge U.S. trade deficit and generally high debt levels are worries. And terrorism and geopolitics add uncertainty that a few years ago were not a concern. Trade tension is a growing concern. And for investors, the potential for inflation and interest rates to move higher in coming years could limit returns.

--------------------------------------------------------------------------------
4 The selection of the Masters' Select Funds as one of the ten best run no-load fund families as determined by Kiplinger's Personal Finance Magazine is based on the following criteria: 1) availability at no cost to investors, 2) consistently superior performance over the long term, and 3) reasonable operating expenses.

5    Refer to footnote 3.

6 The selection of the Masters' Select Value Fund as one of the four promising 3-year old funds as determined by Morningstar is based on the following criteria: 1) inception date during 2000, 2) followed by the Morningstar analyst team, 3) reasonable operating expenses, and 4) open to new investors.

                                                           Shareholder Letter  9

What does this all add up to? Return forecasting is a treacherous endeavor but it is part of the work we do in our money management business. With stocks fully valued in our opinion, returns are likely to be driven primarily by dividends and earnings growth. Based on our analysis this suggests that over the long-term (at least the next five years) returns from stocks will be relatively low. As of the beginning of 2004 our estimate of the most likely return range is between 5% and 7% on average per year. Moves to higher or lower valuation levels could lead to higher or lower returns. Higher or lower valuations are likely to be a function of how several of the above factors play out. However, these factors can not be confidently assessed.

It's always important to recognize that there has never been a day when there were not many things for investors to worry about. Over the last 50 years we've experienced wars, political crises, assassinations, terrorism, economic recessions, a variety of scandals, out-of-control deficits, double-digit inflation, deflation fears, energy shortages and currency crises...and this is not a comprehensive list! Yet over lengthy time periods investors still made money, as they did over most, but not all, shorter time periods. So markets can still advance even though bad things happen. This is because stocks usually price in some level of risk. At present we believe stocks are not pricing in a high level of risk and this is why we do not expect very high returns. However, stocks are pricing in some risks and that is why we still believe it is likely that there will be decent, if somewhat boring average annual returns over the next few years compared to inflation. In individual years returns may sometimes be much higher or lower. However, we are not confident in predicting returns over these shorter periods.

We are hopeful and confident that the Masters' Select Funds will continue to add value over and above what the stock markets offer. If they do, then there is potential for more satisfying long-term returns for Masters' Select shareholders.

CLOSING COMMENTS

During 2004 we plan to post several thought pieces and some manager interviews on the Masters' Select website at www.mastersselectfunds.com. We are also considering setting up more frequent communication via email to distribute this information as well as shareholder reports and news. If you would like to be included please email us at LG-FA@lgam.com. Your email address will remain confidential in accordance with our privacy policy.

10  The Masters' Select Funds

We are grateful for the confidence you have placed in the Masters' Select Funds and we will continue to work diligently to deliver benchmark-beating returns over the long run. We strongly encourage you to read through this entire report.

Sincerely,
/S/ Ken Gregory

Ken Gregory
President

Litman/Gregory Fund Advisors

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BY ANY SECURITY OR ANY OF THE OTHER FUNDS MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF LITMAN/GREGORY FUND ADVISORS, LLC AT THE TIME THE MATERIAL IS WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                          Shareholder Letter  11

MASTERS' SELECT EQUITY FUND REVIEW
.................................................................................
After three years of losses, 2003 saw powerful returns for stocks. Small-cap stocks led the way with a return in excess of 40%, and all of the major equity indexes delivered returns in excess of 20%. Masters' Select Equity returned 31.89%, slightly outperforming its Wilshire 5000 Index benchmark and Lipper Multi-Cap Core Fund Index benchmarks. However, for the first time in five years it underperformed its Custom Equity Index benchmark, which was up 33.35%.

COMPARISON CHART
.................................................................................
The value of a hypothetical $10,000 investment in the Masters' Select Equity
Fund from its inception (12/31/96) to present as compared with the Wilshire 5000 Index, the Lipper Multi-Cap Core Index and the Custom Equity Index.

[mountain chart graphic]

                 MASTERS' SELECT   WILSHIRE 5000 INDEX   LIPPER MULTI-CAP    CUSTOM EQUITY INDEX
               EQUITY FUND $20,134       $16,556        CORE INDEX $16,045         $16,472
     31-Dec-96       $10,000             $10,000             $10,000               $10,000
     31-Jan-97       $10,290             $10,535             $10,474               $10,443
     28-Feb-97       $10,320             $10,530             $10,443               $10,466
     31-Mar-97       $ 9,860             $10,065             $10,057               $10,070
     30-Apr-97       $10,210             $10,504             $10,405               $10,502
     31-May-97       $10,920             $11,248             $11,107               $11,251
     30-Jun-97       $11,530             $11,765             $11,526               $11,764
     31-Jul-97       $12,790             $12,669             $12,402               $12,547
     31-Aug-97       $12,500             $12,193             $12,061               $12,019
     30-Sep-97       $13,560             $12,912             $12,724               $12,724
     31-Oct-97       $12,850             $12,482             $12,246               $12,217
     30-Nov-97       $12,740             $12,891             $12,454               $12,584
     31-Dec-97       $12,911             $13,129             $12,627               $12,791
     31-Jan-98       $12,845             $13,200             $12,698               $12,908
     28-Feb-98       $13,925             $14,161             $13,605               $13,834
     31-Mar-98       $14,415             $14,870             $14,243               $14,486
     30-Apr-98       $15,081             $15,047             $14,397               $14,616
     31-May-98       $14,557             $14,646             $14,002               $14,275
     30-Jun-98       $14,732             $15,160             $14,395               $14,697
     31-Jul-98       $14,579             $14,828             $14,102               $14,364
     31-Aug-98       $11,850             $12,518             $11,906               $12,176
     30-Sep-98       $12,210             $13,336             $12,471               $12,873
     31-Oct-98       $13,140             $14,328             $13,322               $13,843
     30-Nov-98       $13,883             $15,231             $14,036               $14,647
     31-Dec-98       $14,834             $16,205             $14,988               $15,482
     31-Jan-99       $15,304             $16,801             $15,485               $15,971
     28-Feb-99       $14,572             $16,192             $14,888               $15,327
     31-Mar-99       $15,413             $16,817             $15,358               $15,868
     30-Apr-99       $16,955             $17,623             $15,985               $16,646
     30-May-99       $16,736             $17,237             $15,806               $16,340
     30-Jun-99       $18,059             $18,129             $16,581               $17,186
     31-Jul-99       $17,589             $17,548             $16,216               $16,767
     31-Aug-99       $17,304             $17,385             $15,933               $16,591
     30-Sep-99       $16,898             $16,930             $15,536               $16,290
     31-Oct-99       $17,365             $18,007             $16,324               $17,086
     30-Nov-99       $17,728             $18,610             $16,850               $17,592
     31-Dec-99       $18,758             $20,023             $18,103               $18,874
     31-Jan-00       $18,471             $19,192             $17,589               $18,030
     29-Feb-00       $18,354             $19,622             $18,266               $18,435
     31-Mar-00       $20,115             $20,787             $19,437               $19,526
     30-Apr-00       $19,880             $19,704             $18,715               $18,777
     31-May-00       $19,254             $19,017             $18,065               $18,243
     30-Jun-00       $19,867             $19,855             $18,827               $18,947
     31-Jul-00       $19,658             $19,450             $18,533               $18,539
     31-Aug-00       $21,067             $20,862             $19,840               $19,644
     30-Sep-00       $19,684             $19,888             $18,929               $18,707
     31-Oct-00       $19,632             $19,466             $18,715               $18,441
     30-Nov-00       $18,210             $17,529             $17,121               $16,976
     31-Dec-00       $19,353             $17,842             $17,496               $17,387
     31-Jan-01       $19,935             $18,525             $18,100               $18,001
     28-Feb-01       $18,787             $16,769             $16,471               $16,481
     31-Mar-01       $18,026             $15,640             $15,494               $15,477
     30-Apr-01       $19,338             $16,927             $16,749               $16,668
     31-May-01       $20,054             $17,097             $16,890               $16,767
     30-Jun-01       $20,024             $16,809             $16,599               $16,528
     31-Jul-01       $19,666             $16,532             $16,266               $16,207
     31-Aug-01       $18,817             $15,532             $15,344               $15,352
     30-Sep-01       $16,267             $14,137             $13,771               $13,915
     31-Oct-01       $16,625             $14,496             $14,145               $14,299
     30-Nov-01       $18,276             $15,605             $15,256               $15,341
     31-Dec-01       $18,860             $15,886             $15,613               $15,634
     31-Jan-02       $18,561             $15,689             $15,268               $15,359
     28-Feb-02       $17,722             $15,366             $14,992               $15,078
     31-Mar-02       $18,696             $16,039             $15,599               $15,800
     30-Apr-02       $18,141             $15,256             $14,936               $15,169
     31-May-02       $17,976             $15,076             $14,814               $14,977
     30-Jun-02       $16,583             $14,016             $13,653               $14,023
     31-Jul-02       $15,250             $12,885             $12,576               $12,696
     31-Aug-02       $15,669             $12,961             $12,656               $12,746
     30-Sep-02       $14,261             $11,661             $11,492               $11,456
     31-Oct-02       $15,175             $12,553             $12,220               $12,298
     30-Nov-02       $16,314             $13,310             $12,964               $13,080
     31-Dec-02       $15,265             $12,573             $12,219               $12,352
     31-Jan-03       $14,801             $12,256             $12,013               $12,005
     28-Feb-03       $14,366             $12,049             $11,805               $11,779
     31-Mar-03       $14,426             $12,185             $11,843               $11,867
     30-Apr-03       $15,819             $13,184             $12,764               $12,894
     31-May-03       $17,123             $13,990             $13,628               $13,726
     30-Jun-03       $17,078             $14,200             $13,831               $13,932
     31-Jul-03       $17,617             $14,542             $14,098               $14,313
     31-Aug-03       $18,291             $14,891             $14,532               $14,673
     30-Sep-03       $17,917             $14,726             $14,339               $14,556
     31-Oct-03       $19,085             $15,625             $15,192               $15,468
     30-Nov-03       $19,504             $15,844             $15,430               $15,708
     31-Dec-03       $20,134             $16,556             $16,045               $16,472

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

12  The Masters' Select Funds

------------------------------- --------------- --------------- -------------- --------------- --------------
                                                                 THREE YEAR      FIVE YEAR        AVERAGE
                                     SIX                           AVERAGE        AVERAGE      ANNUAL TOTAL
INVESTMENT PERFORMANCE              MONTH          12 MONTH     ANNUAL TOTAL    ANNUAL TOTAL   RETURN SINCE
AS OF DECEMBER 31, 2003             RETURN          RETURN         RETURN          RETURN      INCEPTION/1/
------------------------------- --------------- --------------- -------------- --------------- --------------
MASTERS' SELECT EQUITY FUND         17.89%          31.89%          1.33%           6.30%          10.51%
------------------------------- --------------- --------------- -------------- --------------- --------------
CUSTOM EQUITY INDEX2                18.22%          33.35%         -1.79%           1.25%           7.39%
------------------------------- --------------- --------------- -------------- --------------- --------------
WILSHIRE 5000 INDEX3                16.59%          31.65%         -2.44%           0.43%           7.46%
------------------------------- --------------- --------------- -------------- --------------- --------------
S&P 500 INDEX3                      15.15%          28.69%         -4.05%          -0.56%           7.58%
------------------------------- --------------- --------------- -------------- --------------- --------------
LIPPER MULTI CAP CORE FUND          16.00%          31.31%         -2.84%           1.37%           6.98%
INDEX3
------------------------------- --------------- --------------- -------------- --------------- --------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction for taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns reflect the advisory fee waivers in effect. In the absence of such waivers, total return would be reduced.

Though not a small-cap fund, the fund will invest in smaller companies, which may involve additional risks such as limited liquidity and greater volatility. While primarily a U.S. equity fund, the fund may also invest in foreign securities which may involve greater volatility and political, economic and currency risks and difference in accounting methods.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

1    The inception date of the Masters' Select Equity Fund is December 31, 1996.

2 The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.

3    See page 95 for index definitions.
--------------------------------------------------------------------------------

LONG-TERM PERFORMANCE ANALYSIS
.................................................................................
As advisor to the Masters' Select Funds, one of Litman/Gregory Fund Advisor's objectives for Masters' Select Equity has always been for the fund to deliver superior long-term performance relative to its benchmarks. Superior performance over shorter time periods, while desirable, is not an objective. Though the objective of beating an index over the long-term is shared by almost all funds, it is well documented that a surprisingly small percentage of equity managers are, in fact, able to achieve this goal. Over its seven-year life, Masters' Select Equity has met this objective by a very comfortable margin. In addition, though there are never any guarantees that past performance trends will be repeated, we believe various elements that contributed to this past performance provide encouraging evidence of the potential to continue to meet this performance objective. This evidence includes the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

     o The fund outperformed the best performing of its benchmarks by 3.05 percentage points (305 basis points) on average, per year, since its inception, as measured by average annual total return. This margin equates to 1.41 times the return of the Wilshire 5000 over the same period.

     o Over its full life the fund has outperformed the S&P 500 by an average annualized total return of 2.93% (293 basis points), though we don't view this as a primary benchmark because it is more large-cap oriented than Masters' Select Equity.

                                                                Fund Summary  13

     o The fund has outperformed its Custom Equity benchmark and its Wilshire 5000 benchmark in five out of seven calendar years. It outperformed its Lipper Multi-Cap Core benchmark in six out of seven calendar years.

     o The fund outperformed its benchmarks in strong growth years (1999) and strong value years (2000 and 2001).

     o The fund has outperformed, on a total return basis, all of its benchmarks in down years for the stock market (2000, 2001 and 2002) as well as in the up year of 1999. In the up years of 1997 and 2003 it outperformed two of its three benchmarks.

     o There have been 49 rolling three-year time periods (the first starting at the fund's inception, and then in each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select Equity has out-returned its Custom Equity benchmark in 47 of these periods, as measured by average annual total return. We believe this consistency is noteworthy.

[rolling bar chart graphic]

                    MASTERS' SELECT EQUITY ROLLING 3-YEAR PERFORMANCE
                                VS. CUSTOM EQUITY INDEX

                                 Dec-99           -0.26%
                                 Jan-00            1.42%
                                 Feb-00            0.39%
                                 Mar-00            2.13%
                                 Apr-00            3.50%
                                 May-00            3.33%
                                 Jun-00            2.66%
                                 Jul-00            1.51%
                                 Aug-00            1.21%
                                 Sep-00           -0.48%
                                 Oct-00            0.46%
                                 Nov-00            2.03%
                                 Dec-00            3.67%
                                 Jan-01            4.05%
                                 Feb-01            4.49%
                                 Mar-01            5.50%
                                 Apr-01            4.16%
                                 May-01            5.76%
                                 Jun-01            6.78%
                                 Jul-01            6.38%
                                 Aug-01            8.63%
                                 Sep-01            7.40%
                                 Oct-01            7.07%
                                 Nov-01            8.04%
                                 Dec-01            8.00%
                                 Jan-02            7.93%
                                 Feb-02            6.99%
                                 Mar-02            6.78%
                                 Apr-02            5.32%
                                 May-02            5.27%
                                 Jun-02            3.75%
                                 Jul-02            4.21%
                                 Aug-02            5.16%
                                 Sep-02            5.57%
                                 Oct-02            5.99%
                                 Nov-02            6.67%
                                 Dec-02            6.54%
                                 Jan-03            5.67%
                                 Feb-03            6.03%
                                 Mar-03            4.80%
                                 Apr-03            4.44%
                                 May-03            5.21%
                                 Jun-03            4.82%
                                 Jul-03            4.67%
                                 Aug-03            4.66%
                                 Sep-03            4.93%
                                 Oct-03            4.75%
                                 Nov-03            4.87%
                                 Dec-03            3.11%

     o Since its inception (December 31, 1996) and over shorter time periods the fund is highly ranked compared to its Lipper Category peer group.

--------------------------------------------------------------------------------
                    MASTERS' SELECT EQUITY LIPPER PEER GROUP
                           FUND TOTAL RETURN RANKINGS
                             AS OF DECEMBER 31, 2003

     ------------------------------- ---------------- ---------------- ---------------- -----------------
     PEER GROUP DESCRIPTION          ONE-YEAR         THREE-YEARS      FIVE-YEARS       INCEPTION
     ------------------------------- ---------------- ---------------- ---------------- -----------------
     Lipper Peer Group Ranking       Top 27.3%        Top 20.2%        Top 21.2%        Top 17.6%
     (Multi-Cap Core)
     ------------------------------- ---------------- ---------------- ---------------- -----------------
     Lipper Ordinal Ranking (fund    163/597          90/446           64/302           34/193
     rank/total funds in universe)
     ------------------------------- ---------------- ---------------- ---------------- -----------------

14  The Masters' Select Funds

     o For the period ended December 31, 2003, Masters' Select Equity has received a Five-Star Overall Morningstar Rating(TM) among 1,103 large blend funds from Morningstar, the mutual fund rating company.1 A Five-Star rating is the highest rating a fund can achieve under the Morningstar system and requires risk-adjusted performance to be in the top 10% of the category peer group.

     o All five of the fund's long-tenured managers have outperformed their benchmarks during their tenure at the fund. In addition, Sig Segalas, who was replaced in October, also outperformed his benchmark during his almost seven-year tenure. Two other managers who had been replaced in earlier years did not outperform their benchmarks (one replaced the other and was then replaced by Bill Miller). The following table shows the outperformance of each long-tenured manager (without identifying the managers), relative to his benchmark:

     ------------------------------------------------------------------------
        CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE VERSUS BENCHMARKS*
     --------------------------------- --------------------------------------
     MASTERS' SELECT EQUITY               ANNUALIZED PERFORMANCE MARGIN
                                           (NET OF ALLOCATED EXPENSES)
     --------------------------------- --------------------------------------
     MANAGER 1                                        17.11%
     --------------------------------- --------------------------------------
     MANAGER 2                                         8.17%
     --------------------------------- --------------------------------------
     MANAGER 3                                         6.94%
     --------------------------------- --------------------------------------
     MANAGER 4                                         3.75%
     --------------------------------- --------------------------------------
     MANAGER 5                                         1.73%
     --------------------------------- --------------------------------------

     * This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks.

     MANAGER                  TENURE           BENCHMARK
     Chris Davis              12/31/96         S&P 500
     Bill Miller              3/24/00          S&P 500
     Bill D'Alonzo            12/31/96         Russell 2500 Growth
     Dick Weiss               12/31/96         Russell 2000
     Mason Hawkins            12/31/96         Russell 3000 Value
--------------------------------------------------------------------------------

     o Masters' Select Equity has also out-returned each of its benchmarks over its life after taking taxes into account. Though reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking into account taxes because Masters' Select Equity's after-tax return exceeds the pre-tax return of all its benchmarks. The fund's return over its life assuming all shares were liquidated on 12/31/03, and taxes were paid on distributions in each year, at the highest tax rate in place at the time of each distribution, was 8.21%2.
--------------------------------------------------------------------------------
1    See page 5 for more complete information on the Morningstar ratings.

2 Equity Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/31/1996) periods ended December 31, 2003 are 31.89%, 4.56% and 8.68%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/31/1996) periods ended December 31, 2003 are 20.73%, 4.58% and 8.21%, respectively. Past performance is no guarantee of future results.

                                                                Fund Summary  15

The consistency of the performance in a variety of market environments, along with the fact that each of the current Masters' Select Equity stock pickers has contributed to the fund's performance, raises our confidence in the potential of the fund to continue to do well. That said there will be volatility in the stock market and stock market investors should recognize that there will be good years and bad years for stocks. In addition, it is inevitable that there will be years when Masters' Select Equity underperforms its benchmarks. In the past, relatively short periods of underperformance have often been followed by periods of outperformance. When underperformance happens we hope this trend continues. Overall, we are extremely encouraged by the record Masters' Select Equity has built and we are very confident in the future performance potential for this fund compared to its benchmarks. However, we also want shareholders to have realistic expectations. No fund should be expected to outperform in each and every year and there will be occasional periods of disappointment.

PORTFOLIO COMMENTARY
................................................................................
PERFORMANCE HIGHLIGHTS AND LOWLIGHTS: Not surprisingly, each Masters' Select Fund's portfolio and performance is driven by bottom-up stock picking. With six managers, each of whom selects stocks primarily based on fundamental, company-level analysis, the relevance of top-down factors is usually not an area to be emphasized. Nevertheless it's at least interesting to make some observations:

     o Throughout the year the fund's biggest weighting was to the finance sector (it ranged from a low of 25.8% to a high of 29.8% of assets). This amounted to a slight overweighting. The average return for the fund's stocks in this sector was over 29%.

     o The fund's largest overweight compared to its benchmark was to the industrial sector. The average exposure to this sector was about 20% during the year. With an average return over 39% this was a major area of value added for the fund.

     o With exposure averaging about 7.5% during the year, health care was the most underweighted sector for the fund (relative to its benchmark). However, the average return for the fund's stocks in this sector was almost 35%, a significant outperformance compared to the performance of health-care stocks in the benchmark.

From a stock-picking standpoint, as is always the case, there were some big winners and big losers among the fund's specific stock holdings in 2003. Each of the fund's long-tenured stock pickers placed at least one holding in the fund's ten largest winners for the year and all but the Chris Davis/Ken Feinberg team had a stock among the ten largest losers. There was no over riding industry or market-cap theme among the winners and losers.

On a dollar basis, the fund's biggest winner was Tyco, the previously beat-up conglomerate, which returned over 50% on the year and was responsible for over $13 million of profit to Masters' Select Equity. This position, which is still held by both Bill Miller and Chris Davis/Ken Feinberg, was the fund's largest holding during the year. As of the end of 2003 it remained the largest holding at over 6% of assets. Capital One

16  The Masters' Select Funds

Financial, the financial product and services company, was another big winner, delivering over $7 million of profit on the year as it more than doubled in value. Vivendi, the media and telecommunications company also delivered close to $7 million in profits and returned over 50%, much of it in the second half of the year. Intel, the semiconductor company, was originally purchased by Sig Segalas and was retained when Glen Bickerstaff took over the large-growth portion of the fund's portfolio. The stock contributed almost $5 million of profit to the fund and returned over 80% for the year.

The fund's biggest loser on the year was Fleming Companies, which cost Masters' Select Equity over $10 million. This early 2003 loss was largely responsible for the fund's slow start on the year. Eastman Kodak, which remains in the fund's portfolio, was the second largest loser, with a loss of over $3 million. Network Appliance Inc., a networking company, and Mirant Corp., an energy company, both lost over $1 million. Network Appliance is still owned by the fund. In a strong year for the stock market, the fund's big winners helped more than its big losers hurt the fund.

See the table on page 21 of the fund's leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the performance of the stocks still held in the Masters' Select Equity portfolio as of the end of 2003 tells us nothing about how much value each holding may ultimately add or not add to the fund's performance. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks and sectors performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

As far as manager performance is concerned, the returns for the individual stock pickers during 2003 ranged from a low of 19.3% to a high of 53.4%. In a very strong year for small-cap stocks it is not surprising that the fund's two small-cap managers delivered the highest returns of the six managers.

PORTFOLIO MIX: The portfolio mix was fairly stable during the year. Please see page 22 for sector and asset-class allocations. Highlights include:

     o Large-cap exposure drifted somewhat higher during the year and at 53% is now near its all-time high allocation within the Masters' Select Equity Fund portfolio. Mid-cap exposure drifted lower but exposure to that market-cap sector is significant at 30% of assets. Together, large- and mid-cap exposure has never been higher, while pure small-cap exposure, at less than 8%, has never been lower. It is worth noting that over 7% of the fund's mid-cap exposure is in smaller mid-caps.

     o Compared to the Russell 3000, the sectors the fund is most overweight in are financials (27% versus 22%) and industrials (21% to 14%). The most underweighted sectors are health care (7% versus 13%) and technology/telecom (14% versus 19%).

                                                                Fund Summary  17

MANAGER CHANGE: GLEN BICKERSTAFF OF TCW REPLACES SIG SEGALAS OF JENNISON ASSOCIATES

As discussed in the October shareholder letter, Sig Segalas was replaced as one of the Masters' Select managers in October of 2003. Without repeating everything that was discussed in the October letter, this decision was a function of two factors. First was the availability of a management team led by Glen Bickerstaff of TCW that we had come to know very well over a number of years. Based on our analysis of his record, Bickerstaff has had enormous success with concentrated investing over many years. And second, though Segalas did a solid job for Masters' Select (he beat his Russell 1000 Growth Index benchmark), he had not proved to be as successful as we hoped in adding incremental value by running a concentrated portfolio. (We continue to have confidence in his and his team's abilities in running Harbor Capital Appreciation Fund, his more diversified fund portfolio which we analyze as part of our research.)

Two months after hiring the TCW team we were blindsided when we learned that Leigh Crawford, the co-manager with Glen Bickerstaff, was leaving TCW to start and run a hedge fund. Apparently this decision was driven by Crawford's desire to broaden his investment activities including a desire to run a hedge fund. We had lengthy discussions with Crawford and Bickerstaff prior to our decision to add TCW to Masters' Select Equity and we were aware of Crawford's interest in taking on other investment challenges. However, our discussions with Crawford and Bickerstaff led us to believe that any change in Crawford's role was not imminent and would not necessarily be to the exclusion of his continued involvement with the TCW team. However, in the last couple of months Crawford's thinking evolved and his desire to pursue different investment interests increased with the end result being his departure from TCW to run a hedge fund. The departure was amicable. In fact, TCW will provide Crawford with seed capital for his fund.

Bickerstaff, who added Crawford to his team to assist him several years ago, will continue to work with Craig Blum, Steve Burlingame and Brian Beitner. Blum and Burlingame were recently named co-managers of the TCW Galileo Select Equities Fund that Bickerstaff has run for a number of years.

Crawford's departure is a significant loss for the team. However, we've followed Bickerstaff prior to Crawford's portfolio management involvement. Bickerstaff has built a long and, based on our peer group comparisons and analysis, what we view as a very successful track record that predates Crawford's involvement by close to a decade. He also has more analyst support now than he's had throughout most of his career. The existing team structure required each team member to have "ownership" of each position in the portfolio. Under this structure, Bickerstaff, Crawford, Blum and Burlingame all were required to be intimately familiar with each holding. This structure will continue with Crawford's departure and will not require anyone to pick up additional research responsibilities. We're sorry to learn of Crawford's departure but we are still very excited about the addition of Bickerstaff's TCW team and we continue to be very confident in their abilities relative to their responsibilities to Masters' Select Equity Fund.

18  The Masters' Select Funds

COMMENTS ON DICK WEISS AND STRONG CAPITAL MANAGEMENT

The firms that employ each of the Masters' managers are sub-advisors to the Masters' Select funds. These sub-advisory firms have no affiliation with Litman/Gregory Fund Advisors, the investment advisor for Masters' Select funds, and each runs their own, separate family of funds. One of the Masters' Select fund's sub-advisory firms was touched by the mutual fund scandal in 2003. That firm was Strong Capital Management, which operates the Strong family of mutual funds. The firm was accused of allowing market timing in its own funds and company founder and CEO Dick Strong was accused of making inappropriate trades in the firm's funds. Dick Strong subsequently resigned and several firms are in the process of making bids to buy Strong, which is primarily owned by Dick Strong. Though we have not fielded many questions about Dick Weiss' affiliation with Strong, some shareholders may be wondering what it means for Masters' Select Equity. We've outlined our thoughts below.

First, to our knowledge, there are no indications that suggest that Weiss was involved in any way, or had any knowledge of the misdeeds at Strong. None of the mutual funds Weiss manages were identified in the allegations made by New York attorney general Elliot Spitzer. Moreover, we have known Weiss since the late 1980s and over these many years we've come to know him as a person with a high level of integrity. Second, it is also important to understand that the portion of the Masters' Select portfolio that Weiss runs uses its own custodian. And as a separate fund company from Masters' Select, Strong Funds has no influence whatsoever over the operations or investment flows into or out of Masters'. Third, it is important to note that over his seven years with Masters' Select, Weiss has delivered a higher return for Masters' Shareholders than any of the other Masters' Select subadvisors. The bottom line is that we believe Dick Weiss to be a high-integrity person who has been attentive to the Masters' Select portfolio and done a great job for Masters' Select shareholders. And despite the problems at Strong, we don't believe there are ethics-related risks that could impact Masters' Select due to Weiss' association with Strong. With the firm likely to be under new ownership soon, hopefully it will be able to begin to rebuild its reputation over time. Given all these facts we continue to view the inclusion of Dick Weiss as part of the Masters' Select Equity team as clearly in the best interests of Masters' Select shareholders.

MISCELLANEOUS
.................................................................................
FUND CLOSING: As we write this in early January, Masters' Select Equity has just over $630 million in assets. The fund will close to new shareholders when it reaches $750 million. If 2004 is a reasonably good year for the stock market, this threshold could be reached through a combination of appreciation and new fund flows. We anticipate that after closing, existing shareholders will continue to be able to add to their accounts for the foreseeable future.

TAX LOSS CARRYOVERS FOR 2004: Masters' Select Equity has a tax loss carryover of almost $40 million (equal to 6.5% of January 1, 2004 net assets). This means that the first $40 million of capital gains recognized in 2004 will not result in a gain distribution for the fund.

                                                                Fund Summary  19

PORTFOLIO TURNOVER: The fund's turnover was slightly over 84% for the year. This number was inflated because most of Sig Segalas' portion of the portfolio was sold when we hired Glen Bickerstaff and TCW. In the future, we expect portfolio turnover to be somewhat lower on average than in past years because Bickerstaff has a history as a very low-turnover manager while Segalas was a very high-turnover manager for Masters' Select. Turnover can be driven by many things, including the investment approach of the stock picker, how aggressively the manager takes losses, how quickly stocks rise in value and tax-loss harvesting (selling a stock at a capital loss to offset capital gains). Trading or high turnover does increase trading costs but these costs must be balanced against the potential benefits of each specific trade. So, despite the fact that some fund industry observers argue that high turnover is bad per se, in our view the reasons behind the high turnover must be examined.

CLOSING COMMENTS
.................................................................................
As mentioned in this report's introductory letter, we are cautious in our long-term return expectations for the stock market. Regardless of the environment, we and the Masters' Select Equity stock pickers remain committed to doing all we can to continue to build on the record of the fund's first seven years. We all know that past performance is not predictive. But we continue to be hopeful and remain confident in our belief that Masters' Select Equity will continue to perform well relative to its peer group and outperform its passive benchmarks over the long run. Our confidence is a function of the fund's distinctive concept and structure that we believe makes sense, that has worked well over the last seven years, and that is executed by a group of stock pickers that we believe is highly skilled.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BY ANY SECURITY OR ANY OF THE OTHER FUNDS MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF LITMAN/GREGORY FUND ADVISORS, LLC AT THE TIME THE MATERIAL IS WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

20  The Masters' Select Funds

                MASTERS' SELECT EQUITY FUND LEADERS AND LAGGARDS
.................................................................................
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2003:

                                BY % GAIN / LOSS

                                                    SIX MONTH
SECURITY                                     DOLLAR CONTRIBUTION/LOSS           6 MONTH % CHANGE
------------------------------------- ----------------------------------- -----------------------------
NII Holdings, Inc. - Class B                       $ 3,601,469                         105.5%
Modem Media, Inc.                                    2,645,515                          99.4%
Harman International Industries, Inc.                2,105,892                          87.0%
Semtech                                                898,116                          58.8%
Intel Corp.                                          3,730,418                          52.5%
Pharmaceutical Resources, Inc.                       1,578,533                          46.3%
Celgene Corp.                                        2,053,476                          45.8%
Standard Pacific                                     1,441,172                          41.8%
Tyco International Ltd.                             10,753,600                          39.6%
Altera Corp.                                         2,372,005                          38.9%
                                                   -----------
                                                   $31,180,196
                                                   ===========

Mirant Corp.                                      $(2,096,770)                         (90.4%)
Cinncinatti Bell                                     (495,000)                         (24.6%)
Stratasys                                            (638,210)                         (23.6%)
Network Appliance, Inc.                            (1,881,231)                         (18.6%)
Kroll, Inc.                                          (673,166)                         (17.2%)
FTI Consulting, Inc.                                 (407,799)                         (13.6%)
Schwab (Charles) Corp.                               (871,017)                         (13.0%)
BJ Services Co.                                    (1,018,272)                         (12.7%)
Hyperion Solutions                                   (470,000)                         (11.3%)
Leapfrog                                             (427,316)                         (11.1%)
                                                  ------------
                                                  $(8,978,781)
                                                  ============

                                BY $ GAIN / LOSS

                                                    SIX MONTH
SECURITY                                     DOLLAR CONTRIBUTION/LOSS           6 MONTH % CHANGE
------------------------------------- ----------------------------------- -----------------------------
Tyco International Ltd.                            $10,753,600                          39.6%
Vivendi Universal SA                                 4,893,920                          31.7%
Intel Corp.                                          3,730,418                          52.5%
NII Holdings, Inc. - Class B                         3,601,469                         105.5%
Waste Management, Inc.                               2,832,140                          22.9%
Capital One Financial Corp.                          2,724,750                          24.6%
Modem Media, Inc.                                    2,645,515                          99.4%
Hilton Hotels Corp.                                  2,604,000                          33.9%
Altera Corp.                                         2,372,005                          38.9%
MGIC Investment Corp.                                2,214,500                          22.1%
                                                   -----------
                                                   $38,372,317
                                                   ===========

Mirant Corp.                                      $(2,096,770)                         (90.4%)
Network Appliance, Inc.                            (1,881,231)                         (18.6%)
BJ Services Co.                                    (1,018,272)                         (12.7%)
Amazon.Com, Inc.                                     (970,866)                          (6.5%)
Schwab (Charles) Corp.                               (871,017)                         (13.0%)
Viacom, Inc. - Class B                               (746,231)                          (9.8%)
Kroll, Inc.                                          (673,166)                         (17.2%)
Stratasys                                            (638,210)                         (23.6%)
Eastman Kodak Co.                                    (542,430)                          (5.0%)
Cinncinatti Bell                                     (495,000)                         (24.6%)
                                                  ------------
                                                  $(9,933,193)
                                                  ============

.................................................................................

                      FOR THE YEAR ENDED DECEMBER 31, 2003:

                                BY % GAIN / LOSS

                                                 2003 DOLLAR
SECURITY                                       CONTRIBUTION/LOSS                    2003 % CHANGE
------------------------------------- ----------------------------------- -----------------------------
Modem Media, Inc.                                  $ 3,576,994                         180.5%
Harman International Industries, Inc.                2,781,610                         159.3%
NII Holdings, Inc. - Class B                         4,016,289                         117.7%
Advanced Auto Parts, Inc.                            2,620,421                         115.1%
Capital One Financial Corp.                          7,103,250                         106.2%
Celgen Corp.                                         3,598,400                          88.2%
Nextel Communications,  Inc. - Class A               2,224,713                          87.6%
Altera Corp.                                         3,916,797                          85.9%
Intel Corp.                                          4,872,277                          81.6%
Mentor Graphics Corp.                                3,435,028                          64.7%
                                                   -----------
                                                   $38,145,779
                                                   ===========

Fleming Companies, Inc.                          $(10,232,462)                         (98.1%)
Mirant Corp.                                       (1,184,136)                         (73.7%)
Titan Corp.                                          (815,409)                         (32.7%)
Stratasys                                            (638,210)                         (23.6%)
Eastman Kodak Co.                                  (3,618,430)                         (22.0%)
Performance Food Group Co.                           (578,910)                         (21.3%)
AGCO Corp.                                           (457,001)                         (18.8%)
Network Appliance, Inc.                            (1,881,231)                         (18.6%)
Analogic                                             (537,289)                         (18.0%)
CYTC                                                 (360,203)                         (14.0%)
                                                 -------------
                                                 $(20,303,281)
                                                 =============

                                BY $ GAIN / LOSS

                                                 2003 DOLLAR
SECURITY                                       CONTRIBUTION/LOSS                   2003 % CHANGE
------------------------------------- ----------------------------------- -----------------------------
Tyco International Ltd.                            $13,470,600                          55.2%
Capital One Financial Corp.                          7,103,250                         106.2%
Vivendi Universal SA                                 6,879,980                          51.1%
Intel Corp.                                          4,872,277                          81.6%
Comcast Corp. - Class A                              4,306,621                          37.5%
NII Holdings, Inc. - Class B                         4,016,289                         117.7%
Altera Corp.                                         3,916,797                          85.9%
American Express Co.                                 3,647,616                          36.4%
Celgen Corp.                                         3,598,400                          88.2%
Modem Media, Inc.                                    3,576,994                         180.5%
                                                   -----------
                                                   $55,388,824
                                                   ===========

Fleming Companies, Inc.                          $(10,232,462)                         (98.1%)
Eastman Kodak Co.                                  (3,618,430)                         (22.0%)
Network Appliance, Inc.                            (1,881,231)                         (18.6%)
Mirant Corp.                                       (1,184,136)                         (73.7%)
Amazon.Com, Inc.                                     (970,866)                          (6.5%)
Schwab (Charles) Corp.                               (871,017)                         (13.0%)
Titan Corp.                                          (815,409)                         (32.7%)
Stratasys                                            (638,210)                         (23.6%)
Hewlett-Packard Co.                                  (610,281)                         (11.6%)
Forest Labs, Inc.                                    (592,738)                          (5.6%)
                                                 -------------
                                                 $(21,414,780)
                                                 =============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

                                                                Fund Summary  21

MASTERS' SELECT EQUITY FUND MANAGERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                   MARKET
                                              TARGET               CAPITALIZATION
INVESTMENT                                    ASSET                OF COMPANIES          STOCK-PICKING
MANAGER                 FIRM                  ALLOCATION           IN PORTFOLIO          STYLE
---------------------------------------------------------------------------------------------------------------------------------
GLEN BICKERSTAFF        TCW Investment                             Mostly mid and        High earnings
AND TEAM                Management               20%               large-sized           growth
                        Company                                    companies
---------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER             Davis Selected                             Mostly large          Growth at a
DAVIS/KENNETH           Advisors                 20%               companies             reasonable price
FEINBERG
---------------------------------------------------------------------------------------------------------------------------------
BILL D'ALONZO           Friess                                     Small and mid-        High earnings
AND TEAM                Associates               10%               sized companies       growth
---------------------------------------------------------------------------------------------------------------------------------
MASON                   Southeastern             20%               All sizes, may        Value and global,
HAWKINS                 Asset                                      have up to 50%        may invest up to
                        Management                                 foreign stocks        50% in foreign
                                                                                         securities
---------------------------------------------------------------------------------------------------------------------------------
BILL MILLER             Legg Mason               20%               All sizes, but        Eclectic, may
                        Funds                                      mostly large          invest
                        Management                                 and mid-sized         in traditional
                                                                   companies             value
                                                                                         stocks or growth
                                                                                         stocks
---------------------------------------------------------------------------------------------------------------------------------
DICK WEISS              Strong Capital           10%               Small and mid-        Growth at a
                        Management                                 sized companies       reasonable price
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
.................................................................................
As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 73 securities, exclusive of cash equivalents.

BY ASSET CLASS

[pie chart graphic]

  Cash Equivalents & Other         3.3%
  Foreign Equities                 5.7%
  Small-Cap Domestic               7.7%
  Mid-Cap Domestic                 29.8%
  Large-Cap Domestic               53.5%

                                                 Sector Weights
                                      --------------------------------------
                                                            Russell 3000
                                            Fund                Index
                                           ------         ------------------
Finance                                     27.1%                22.9%
Consumer Discretionary                      22.1%                16.5%
Industrials                                 21.3%                12.2%
Technology                                  12.1%                15.1%
Healthcare, Pharmaceuticals &
  Biotechnology                              6.6%                13.8%
Consumer Staples                             2.7%                 7.1%
Energy                                       2.5%                 5.6%
Telecommunications & Utilities               2.3%                 6.8%
Cash Equivalents & Other                     3.3%                  --
                                           ------               ------
NET ASSETS                                 100.0%               100.0%
                                           ======               ======

Market Capitalization:
  Small-Cap Domestic < $1.3 billion
  Mid-Cap Domestic $1.3 - $10.8 billion
  Large-Cap Domestic > $10.8 billion

22  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS

.................................................................................
BERKSHIRE HATHAWAY, INC. - CHRISTOPHER DAVIS
.............................................
Despite a constant flow of articles and books about Warren Buffett, the stock of Berkshire Hathaway remains mysterious to most investors. This confusing conglomerate, which includes everything from candy to reinsurance and from bricks to corporate jets, is virtually un-followed by Wall Street, un-owned by institutional investors, and not even included in the S&P 500 despite its $133 billion market cap.

Using the most informative annual reports and shareholders meetings we know, however, Mr. Buffett provides a substantial amount of data that allows investors to derive a reasonable estimate of this company's true, or intrinsic, value. While there are many different methods for deriving this number, from adjusted "look through earnings" to "sum of the parts" analyses, we think the simplest is to adjust book value and compare this to Berkshire's year end stock price of $84,000 and our cost basis of $59,600.

As of the third quarter of 2003, we calculate Berkshires adjusted book value to be a bit over $75,000 per share. The key adjustment in calculating this number is the addition of Berkshire's float from insurance operations to shareholders' equity. If this float has little or no cost (an outcome that is probable but not certain), it functions like equity and justifies this adjustment. As the shares currently trade for about this adjusted book value, our return as shareholders should approximate the return that Mr. Buffett generates investing this equity. While his results will not be as outstanding as in the past given the larger size, it seems probable that his results should exceed the S&P 500 by some margin and, therefore, produce satisfactory results for shareholders.

Interestingly, while the shares have made virtually no progress since June of 1998, this adjusted book value has grown handsomely from $35,707 to $75,393, an increase of 111% and a compound annual growth rate ("CAGR") of 15.3%. As much of the float and Book Value growth mentioned above came in the last days of 1998 with the GenRe merger, it is also worth looking at the results from the end of 1998 to Q3 2003 to get an apples-to-apples comparison. For this period, adjusted book value grew from $52,770 to $75,393, an increase of 43% and a CAGR of 7.8%. While not as eye-popping, this result is still impressive compared with the 19% decline of the S&P 500 during this period.

Finally, it is remarkable that future results would be greatly helped by a substantial bear market as Mr. Buffett would be able to deploy a huge amount of capital at higher returns by buying companies, or shares in companies, at depressed prices. As a result, Berkshire remains one of the few companies we know whose intrinsic value should make good progress in a rising market but even better progress (long term) in a bear market.

Standard Pacific Corp. - Bill D'Alonzo
.......................................
There's merit to the old maxim that the three things that matter most in real estate are location, location and location. Just ask Standard Pacific.

                                                                Fund Summary  23

NYSE-listed Standard Pacific is a homebuilder that caters mainly to first-time, first-move-up and second-move-up buyers. While the company currently benefits from the lowest mortgage rates in decades, its strategy to concentrate on some of the nation's strongest markets creates lasting demand and pricing power.

Standard Pacific's revenues climbed 35% in the September quarter to $628 million. The company grew September-quarter earnings 105%, topping estimates by 16%. The positive surprise continued a string of surpassed quarterly earnings expectations dating back to 1996.

As a group, Wall Street analysts tend to underestimate the demographic underpinnings of the housing boom. This general misunderstanding is exaggerated in the case of Standard Pacific because its core areas of operation, California and Florida, are perennially sought-after locations among groups ranging from first-generation Americans to retirees. Factoring in natural constraints and myriad city-planning initiatives that restrict building opportunities in these areas, results in a supply-and-demand imbalance that persists regardless of interest rates.

Your Friess team spoke with Chief Financial Officer Andrew Parnes about Standard Pacific's publicly stated plans to expand geographically. The company aims to bring the percentage of its deliveries outside California to about 60% in 2004 from 26% in 1999 as it develops more homes in the Southeast, particularly in the hot Florida market. Standard Pacific enjoys a three-to-four-year supply of land in this region.

Your Friess team bought Standard Pacific at just six times 2003 earnings estimates. Wall Street predicts the company will grow December-quarter earnings 25%, which would bring earnings growth for the calendar year to 50%. Our research confirms continued pricing strength, lack of inventory and sustained demand for new homes as we begin 2004.

EASTMAN KODAK CO. - BILL MILLER
................................
Eastman Kodak Co. is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 56.

DELL, INC. - GLEN BICKERSTAFF
..............................
Dell Computer is the second largest personal computer company in the world. Prior to the merger of Hewlett-Packard and Compaq, Dell Computer was the largest personal computer company in the world. Barring an unforeseen change in the competitive dynamics of the industry, Dell will likely surpass the "new" Hewlett-Packard in shipments during this fiscal year. The company was founded in 1984 by Michael Dell on a simple concept: by selling computer systems directly to customers on a build-to-order-basis, the company could avoid the cost of carrying rapidly depreciating computer inventory and eliminate third party mark-ups.

Dell continuously strives to introduce efficiencies to its entire business and gain an edge by rapidly passing those efficiencies on to its customers. The direct model provides Dell with

24  The Masters' Select Funds
several competitive advantages. It eliminates the need to support wholesale and retail dealers, thereby avoiding dealer mark-ups, it avoids the higher inventory costs associated with the wholesale/retail channel, and it reduces the risk of obsolescence associated with products in a rapidly changing technology market. In addition, the direct model allows the company to maintain, monitor and update a customer database that can be used to shape future product offerings and post-sale service and support programs. Dell uses its high volume, "R&D light", direct distribution model to attack industry "profit pools" that are based on higher gross margins and proprietary research and development ("R&D") efforts. Currently, Dell is highly focused on eliminating the excess profits that competitor Hewlett-Packard earns from printer cartridges and uses to shield itself from losses in computer hardware.

Dell is headquartered in Austin, Texas. Worldwide operations are managed on a geographic basis. The three geographic regions are the Americas, Europe and Asia-Pacific regions. The Americas region is based in Round Rock, Texas. The Americas region is further segmented into Business and U.S. Consumer. The Europe region, which is based in Bracknell, England, covers the European countries and also some countries in the Middle East and Africa. The Asia-Pacific region covers the Pacific Rim, including Japan, India, China, Australia and New Zealand, and is based in Singapore. Sales outside the United States accounted for approximately 35% of the company's revenues in fiscal year 2003.

We think Dell Computer still is an attractive investment that will continue to benefit from dis-integration of an industry value chain, disintermediation from third-party sales channels, and automation of mass customization.

STERIS CORP. - DICK WEISS
..........................
STERIS is the leader in infection prevention and contamination equipment and products. Over the past two years STERIS has been restructuring their operations to position themselves to achieve their internal goals of 10% revenue growth and 15% earnings growth.

The demand for STERIS' products should benefit from strong demographics as the "baby boomer" generation reaches the age where their utilization of healthcare services rises dramatically. Recently STERIS increased its presence internationally by acquiring Hamo Holdings, a Swiss company that provides decontamination systems to healthcare and research industries. Hamo's strong presence in Europe should help STERIS grow sales of their products internationally. STERIS also generates significant cash flow that will be used to reduce debt, develop new products, and buy back their stock.

Despite its strong record of growth, STERIS is not widely followed by Wall Street analysts. We took advantage of recent investor concerns that a slowdown in hospital patient admissions would cause lower hospital capital spending. Following a minor shortfall in 3Q revenue growth, management appears to have taken the steps necessary to correct the causes. We believe hospital capital spending will be driven more by the increased demand caused by an aging population and favorable government reimbursement and less by

                                                                Fund Summary  25
short-term trends. Moreover, STERIS' continual expansion of its product line will bolster its secular growth rate.

STERIS is a high quality company with good growth prospects. It is selling at a significant discount to its intrinsic value, which is over $30 per share by our calculation. The stock sells at a price to earnings ("P/E") discount to the market although its growth rate is likely to be substantially higher. We anticipate an expansion in its P/E as well as earnings growth will drive the stock in 2004. Our expectation is that STERIS can outperform the market as it continues its solid growth trend and gains more attention from analysts.

In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

26  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS IN SECURITIES AT DECEMBER 31, 2003

 SHARES                                                     VALUE
----------------------------------------------------- ------------------
COMMON STOCKS: 96.7%

CONSUMER DISCRETIONARY: 22.1%
     65,000   Advance Auto Parts, Inc.*                  $ 5,291,000
    267,300   Amazon.Com, Inc.*                           14,070,672
    100,000   CBRL Group, Inc.                             3,826,000
    550,000   CKE Restaurants, Inc.*                       3,514,500
     33,967   Comcast Corp. - Class A*                     1,115,986
    333,000   Comcast Corp. - Special Class A*            10,411,245
    240,000   Conn's, Inc.*                                3,864,000
    504,000   Disney (Walt) Co.                           11,758,320
    500,000   Eastman Kodak Co.                           12,835,000
    117,200   eBay, Inc.*                                  7,569,948
    140,000   Emmis Communications Corp. - Class A*        3,787,000
    105,000   Fox Entertainment Group, Inc. - Class A*     3,060,750
    250,000   Frontier Airlines, Inc.*                     3,565,000
    800,000   Gemstar - TV Guide International, Inc.*      4,040,000
     61,200   Harman International Industries, Inc.        4,527,576
    600,000   Hilton Hotels Corp.                         10,278,000
    300,000   Home Depot, Inc. (The)                      10,647,000
    200,000   InterActiveCorp*                             6,786,000
    206,000   Marriott International, Inc. - Class A       9,517,200
    125,000   Urban Outfitters, Inc.*                      4,631,250
                                                         -----------
                                                         135,096,447
                                                         -----------

CONSUMER STAPLES: 2.7%
    206,000   Altria Group, Inc.                          11,210,520
    135,000   Costco Wholesale Corp.*                      5,023,350
                                                         -----------
                                                          16,233,870
                                                         -----------

ENERGY: 2.5%
     47,000   ConocoPhillips                               3,081,790
    185,000   GlobalSantaFe Corp.                          4,593,550
    123,000   Houston Exploration Co. (The)*               4,491,960
    105,000   Spinnaker Exploration Co.*                   3,388,350
                                                         -----------
                                                          15,555,650
                                                         -----------

FINANCE: 27.1%
    283,200   American Express Co.                       $13,658,736
    227,900   American International Group, Inc.          15,105,212
    613,000   Aon Corp.                                   14,675,220
    455,000   Bank One Corp.                              20,743,450
        154   Berkshire Hathaway, Inc. - Class A*         12,974,500
    225,000   Capital One Financial Corp.                 13,790,250
    190,400   Citigroup                                    9,242,016
    459,273   HSBC Holdings Plc                            7,198,069
     21,100   Julius Baer Holding AG                       7,111,210
    215,000   MGIC Investment Corp.                       12,242,100
    156,400   Progressive Corp.                           13,073,476
    492,100   Schwab (Charles) Corp.                       5,826,464
    120,000   Transatlantic Holdings, Inc.                 9,696,000
    250,000   Washington Mutual, Inc.                     10,030,000
                                                         -----------
                                                         165,366,703
                                                         -----------

HEALTHCARE, PHARMACEUTICALS &
BIOTECHNOLOGY: 6.6%
     95,400   Amgen, Inc.*                                 5,895,720
    115,000   Celgene Corp.*                               5,176,725
    167,400   Genencor International, Inc.*                2,636,550
    108,700   Genentech, Inc.*                            10,171,059
    140,000   Priority Healthcare Corp. - Class B*         3,375,400
    235,000   Select Medical Corp.                         3,825,800
    180,000   STERIS Corp.*                                4,068,000
    300,000   Tenet Healthcare Corp.*                      4,815,000
                                                         -----------
                                                          39,964,254
                                                         -----------

                                                     Schedule of Investments  27

MASTERS' SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS IN SECURITIES AT DECEMBER 31, 2003 - (CONTINUED)

 SHARES                                                     VALUE
----------------------------------------------------- ------------------
INDUSTRIALS: 21.3%
     159,000   FedEx Corp.                              $ 10,732,500
     170,000   Griffon Corp.*                              3,444,200
     260,000   Laidlaw International, Inc.*                3,595,800
     338,000   Mentor Graphics Corp.*                      4,917,900
     560,000   Modem Media, Inc. - Class A*                4,561,200
      80,600   Pixar, Inc.*                                5,584,774
     440,000   Republic Services, Inc. - Class A          11,277,200
     100,000   Sealed Air Corp.*                           5,414,000
      65,800   Standard Pacific Corp.                      3,194,590
     185,000   Timken Co.                                  3,711,100
   1,430,000   Tyco International Ltd.                    37,895,000
     838,000   Vivendi Universal SA                       20,346,640
     514,000   Waste Management, Inc.                     15,214,400
                                                        ------------
                                                         129,889,304
                                                        ------------

TECHNOLOGY: 12.1%
     295,400   Applied Materials, Inc.*                    6,631,730
     185,400   Dell, Inc.*                                 6,296,184
      85,000   Fisher Scientific International, Inc.*      3,516,450
     122,500   Hyperion Solutions Corp.*                   3,692,150
     170,800   Intel Corp.                                 5,499,760
     225,000   Internet Security Systems, Inc.*            4,236,750
     150,000   Intersil Corp. - Class A                    3,727,500
     163,600   Maxim Integrated Products, Inc.             8,147,280
     400,000   Network Appliance, Inc.*                    8,212,000
     140,000   Teradyne, Inc.*                             3,563,000
     244,100   Xilinx, Inc.*                               9,456,434
     237,700   Yahoo!, Inc.*                              10,736,909
                                                        ------------
                                                          73,716,147
                                                        ------------

TELECOMMUNICATIONS: 2.3%
     300,000   Cincinnati Bell, Inc.*                      1,515,000
   2,150,000   Level 3 Communications, Inc.*              12,255,000
                                                        ------------
                                                          13,770,000
                                                        ------------

TOTAL COMMON STOCKS
  (cost $472,301,509)                                    589,592,375
                                                        ------------

 PRINCIPAL AMOUNT                                           VALUE
----------------------------------------------------- ------------------
SHORT-TERM INVESTMENTS: 4.0%

REPURCHASE AGREEMENTS: 4.0%

$23,701,000 State Street Bank &
    Trust Co., 0.27%, 12/31/03,
    due 01/02/04 [collateral:
    $23,965,000, US Treasury Notes,
    2.00%, due 11/30/04,
    value $24,188,138]
      (proceeds $23,701,356)                           $  23,701,000
691,000 State Street Bank &
    Trust Co., 0.92%, 12/31/03,
    due 01/02/04 [collateral:
    $715,000, FNMA, 2.25%,
    due 05/15/06, value $716,385]
    (proceeds $691,035)                                      691,000
                                                       -------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $24,392,000)                                     24,392,000
                                                       -------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $496,693,509):  100.7%                          613,984,375

Liabilities in excess of
Other Assets: (0.7)%                                     (4,102,243)
                                                       -------------
NET ASSETS: 100.0%                                     $ 609,882,132
                                                       =============

* Non-income producing security.

See accompanying Notes to Financial Statements.

28  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND REVIEW
.................................................................................
Most foreign stock markets experienced strong rebounds in 2003. Though many lagged the U.S. stock market's performance in local currency, after factoring in the increase in value of many foreign currencies against the U.S. dollar, most foreign stock market benchmarks outperformed the U.S. stock market. This was reflected in the return of Masters' Select International, which out-returned both Masters' Select Equity and Masters' Select Value in 2003. With a return of 38.86% the fund bested the Lipper International Fund Index by almost 3 percentage points but underperformed its MSCI All Countries World Free (ex-US) benchmark by over 2.5 percentage points.

COMPARISON CHART
.................................................................................
The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index and the Lipper International Fund Index.

[mountain chart graphic]

                                                             MSCI ALL
                 MASTERS' SELECT                         COUNTRIES WORLD
               INTERNATIONAL FUND  LIPPER INTERNATIONAL FREE (EX US) INDEX
                     $17,916        FUND INDEX $12,621       $12,467

     01-Dec-97       $10,000             $10,000             $10,000
     31-Dec-97       $ 9,880             $10,079             $10,115
     31-Jan-98       $ 9,910             $10,323             $10,417
     28-Feb-98       $10,990             $10,984             $11,112
     31-Mar-98       $11,680             $11,580             $11,497
     30-Apr-98       $11,930             $11,758             $11,580
     31-May-98       $11,770             $11,782             $11,370
     30-Jun-98       $11,360             $11,679             $11,327
     31-Jul-98       $11,440             $11,858             $11,434
     31-Aug-98       $ 9,400             $10,152             $ 9,822
     30-Sep-98       $ 9,140             $ 9,836             $ 9,615
     31-Oct-98       $ 9,870             $10,559             $10,622
     30-Nov-98       $10,580             $11,088             $11,192
     31-Dec-98       $11,040             $11,361             $11,578
     31-Jan-99       $11,665             $11,430             $11,565
     28-Feb-99       $11,534             $11,136             $11,306
     31-Mar-99       $12,129             $11,507             $11,852
     30-Apr-99       $13,107             $12,043             $12,445
     30-May-99       $12,562             $11,595             $11,860
     30-Jun-99       $13,369             $12,145             $12,406
     31-Jul-99       $13,591             $12,416             $12,697
     31-Aug-99       $13,520             $12,514             $12,742
     30-Sep-99       $13,702             $12,554             $12,828
     31-Oct-99       $14,488             $12,992             $13,305
     30-Nov-99       $16,537             $13,944             $13,838
     31-Dec-99       $19,321             $15,659             $15,158
     31-Jan-00       $19,373             $14,742             $14,335
     29-Feb-00       $21,857             $15,715             $14,722
     31-Mar-00       $21,991             $15,756             $15,275
     30-Apr-00       $20,170             $14,757             $14,423
     31-May-00       $19,518             $14,351             $14,054
     30-Jun-00       $20,273             $15,016             $14,652
     31-Jul-00       $19,673             $14,529             $14,074
     31-Aug-00       $19,890             $14,775             $14,248
     30-Sep-00       $19,342             $13,913             $13,457
     31-Oct-00       $18,545             $13,440             $13,029
     30-Nov-00       $17,831             $12,873             $12,444
     31-Dec-00       $18,354             $13,353             $12,870
     31-Jan-01       $18,174             $13,432             $13,075
     28-Feb-01       $17,155             $12,489             $12,046
     31-Mar-01       $15,872             $11,611             $11,178
     30-Apr-01       $17,083             $12,317             $11,926
     31-May-01       $16,532             $12,019             $11,573
     30-Jun-01       $15,872             $11,680             $11,125
     31-Jul-01       $15,417             $11,376             $10,887
     31-Aug-01       $14,853             $11,148             $10,617
     30-Sep-01       $13,319             $ 9,933             $ 9,491
     31-Oct-01       $13,930             $10,202             $ 9,756
     30-Nov-01       $14,797             $10,582             $10,202
     31-Dec-01       $15,061             $10,771             $10,334
     31-Jan-02       $14,893             $10,336             $ 9,892
     28-Feb-02       $15,109             $10,480             $ 9,963
     31-Mar-02       $15,963             $11,035             $10,504
     30-Apr-02       $16,083             $11,112             $10,572
     31-May-02       $16,324             $11,271             $10,687
     30-Jun-02       $15,542             $10,826             $10,226
     31-Jul-02       $14,028             $ 9,745             $ 9,229
     31-Aug-02       $13,907             $ 9,753             $ 9,230
     30-Sep-02       $12,309             $ 8,703             $ 8,251
     31-Oct-02       $12,826             $ 9,154             $ 8,694
     30-Nov-02       $13,595             $ 9,587             $ 9,112
     31-Dec-02       $12,902             $ 9,280             $ 8,817
     31-Jan-03       $12,299             $ 8,941             $ 8,508
     28-Feb-03       $11,600             $ 8,676             $ 8,335
     31-Mar-03       $11,576             $ 8,464             $ 8,173
     30-Apr-03       $13,095             $ 9,301             $ 8,961
     31-May-03       $13,818             $ 9,899             $ 9,532
     30-Jun-03       $14,313             $10,132             $ 9,796
     31-Jul-03       $14,784             $10,416             $10,057
     31-Aug-03       $15,085             $10,717             $10,357
     30-Sep-03       $15,399             $10,932             $10,647
     31-Oct-03       $16,496             $11,584             $11,336
     30-Nov-03       $16,833             $11,817             $11,584
     31-Dec-03       $17,916             $12,621             $12,467

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

                                                                Fund Summary  29

----------------------------------- --------------- ---------------- ---------------- ---------------- ---------------
                                                                                                          AVERAGE
                                                                       THREE YEAR        FIVE YEAR      ANNUAL TOTAL
INVESTMENT PERFORMANCE                SIX MONTH                      AVERAGE ANNUAL   AVERAGE ANNUAL    RETURN SINCE
AS OF DECEMBER 31, 2003                 RETURN      12 MONTH RETURN   TOTAL RETURN     TOTAL RETURN     INCEPTION/1/
----------------------------------- --------------- ---------------- ---------------- ---------------- ---------------
MASTERS' SELECT INTERNATIONAL FUND      25.17%          38.86%           -0.80%           10.17%           10.06%
----------------------------------- --------------- ---------------- ---------------- ---------------- ---------------
MSCI ALL COUNTRIES WORLD FREE (EX
US) INDEX/2/                            27.28%          41.41%           -1.05%            1.49%            3.69%
----------------------------------- --------------- ---------------- ---------------- ---------------- ---------------
LIPPER INTERNATIONAL FUND INDEX/2/      24.56%          36.00%           -1.86%            2.13%            3.90%
----------------------------------- --------------- ---------------- ---------------- ---------------- ---------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction for taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns reflect the advisory fee waivers in effect. In the absence of such waivers, total return would be reduced.

Investments in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

1 The inception date of the Masters' Select International Fund is December 1, 1997.

2    See page 95 for index definitions
--------------------------------------------------------------------------------

LONG-TERM PERFORMANCE ANALYSIS
.................................................................................
As advisor to the Masters' Select Funds, one of Litman/Gregory Fund Advisor's objectives for Masters' Select International has always been for the fund to deliver superior long-term performance relative to its benchmarks. Superior performance over shorter time periods, while desirable, is not an objective. Though the objective of beating an index over the long-term is shared by almost all funds, it is well documented that a surprisingly small percentage of equity managers are, in fact, able to achieve this goal. Over its six year life
Masters' Select International has met this objective by a very comfortable margin. In addition, though there are never any guarantees that past performance trends will be repeated, we believe various elements that contributed to this past performance provide encouraging evidence of the potential to continue to meet this performance objective. This evidence includes the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

     o The fund out-returned, as measured by average annual total return, the best performing of its benchmarks by 6.16 percentage points (over 616 basis points) on average, per year, since its inception over six years ago. This margin equates to 2.58 times the return of the benchmark (Lipper International Fund Index) over the same time period.

     o The fund outperformed its MSCI and Lipper benchmarks in four of six calendar years.

     o The fund outperformed its benchmarks in strong growth years (1999) and strong value years (2000 and 2001), as measured by total return. It is noteworthy that the fund was in the top quintile in its Lipper core international fund (1999 - 40/516; 2000 - 92/605) and Morningstar foreign large growth fund (1999 - 25/129; 2000 - 2/214) peer groups in both 1999, an extreme growth year, and 2000, an extreme value year3.
--------------------------------------------------------------------------------
3 Morningstar ranked the fund 61 out of 453 and 8 out of 269 foreign large growth funds for the one- and five-year periods ended December 31, 2003.

30  The Masters' Select Funds

     o The fund outperformed it primary benchmarks, as measured by total return, in the negative return years for the international stock markets of 2000 and 2001 and beat one index but trailed another in 2002. It also beat its benchmarks in 1999 a very strong year for international stocks. And in 2003, another strong year, it beat one of its two benchmarks.

     o There have been 38 rolling three-year time periods (the first starting at the fund's inception, and then in each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select International has out-returned its primary MSCI benchmark in 36 of these periods, as measured by average annual total return. We believe this consistency is noteworthy.

[rolling bar chart graphic]

           MASTERS' SELECT INTERNATIONAL 3-YEAR ANNUALIZED RETURN LESS
                  MSCI ALL-COUNTRIES WORLD EX-USA INDEX RETURN

                                 Nov-00    13.70%
                                 Dec-00    14.56%
                                 Jan-01    14.53%
                                 Feb-01    13.27%
                                 Mar-01    11.69%
                                 Apr-01    11.72%
                                 May-01    11.39%
                                 Jun-01    12.39%
                                 Jul-01    12.07%
                                 Aug-01    13.84%
                                 Sep-01    13.80%
                                 Oct-01    14.96%
                                 Nov-01    14.87%
                                 Dec-01    14.63%
                                 Jan-02    13.56%
                                 Feb-02    13.32%
                                 Mar-02    13.41%
                                 Apr-02    12.35%
                                 May-02    12.53%
                                 Jun-02    11.39%
                                 Jul-02    11.15%
                                 Aug-02    11.14%
                                 Sep-02    10.17%
                                 Oct-02     9.24%
                                 Nov-02     6.68%
                                 Dec-02     3.93%
                                 Jan-03     1.91%
                                 Feb-03    -1.77%
                                 Mar-03    -0.44%
                                 Apr-03     1.26%
                                 May-03     1.26%
                                 Jun-03     1.60%
                                 Jul-03     1.51%
                                 Aug-03     1.28%
                                 Sep-03     0.19%
                                 Oct-03     0.70%
                                 Nov-03     0.46%
                                 Dec-03     0.25%

Below the line the fund underperformed in the 3-year period ending as of that date.

     o Since its inception and over shorter time periods the fund is highly ranked compared to its international fund Lipper Category peer group. As reflected in the table below, for the since inception period (December 1, 1997), Masters' Select International is ranked in the top 5% of its peer group, core international funds.

--------------------------------------------------------------------------------
                 MASTERS' SELECT INTERNATIONAL LIPPER PEER GROUP
                           FUND TOTAL RETURN RANKINGS
                             AS OF DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------
PEER GROUP DESCRIPTION                     ONE-YEAR         THREE-YEARS        FIVE-YEARS      SINCE INCEPTION
-------------------------------------- ----------------- ------------------ ------------------ -----------------
Lipper Peer Group Ranking
(Core International Funds)                Top 25.7%          Top 24.5%          Top 4.3%           Top 4.3%
-------------------------------------- ----------------- ------------------ ------------------ -----------------
Lipper Ordinal Ranking
(fund rank/total funds in universe)        214/834            159/650            21/483             15/350
-------------------------------------- ----------------- ------------------ ------------------ -----------------

                                                                Fund Summary  31

     o For the period ended December 31, 2003, Masters' Select International has received a Five-Star Overall Morningstar Rating(TM) among 164 foreign large growth funds from Morningstar, the mutual fund rating company.1 A Five-Star rating is the highest rating a fund can achieve under the Morningstar system and requires risk-adjusted performance to be in the top 10% of the category peer group.

     o All four of the fund's long-term managers have outperformed their benchmarks during their tenure at the fund. (We don't include Bill Fries in this analysis because he has been part of the fund for only a few months.) In addition, the two managers who are no longer on the fund (Bruce Bee who died and Helen Young Hayes who has been off the fund for over two years) also outperformed their benchmarks during their tenure on the fund. The following table shows the out-performance of each manager (without identifying the managers), relative to their benchmarks:

------------------------------------------------------------------------------
        CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE VERSUS BENCHMARKS*
------------------------------------------------ -----------------------------
MASTERS' SELECT INTERNATIONAL               ANNUALIZED PERFORMANCE MARGIN
                                             (NET OF ALLOCATED EXPENSES)
-------------------------------------- ---------------------------------------
MANAGER 1                                               9.25%
-------------------------------------- ---------------------------------------
MANAGER 2                                               8.37%
-------------------------------------- ---------------------------------------
MANAGER 3                                               4.91%
-------------------------------------- ---------------------------------------
MANAGER 4                                               4.06%
-------------------------------------- ---------------------------------------

* This table does not include the manager that Ted Tyson replaced in September 1999 or the manager that was removed in September 2001. Both of those managers beat their benchmarks.

MANAGER          TENURE       BENCHMARK

David Herro      12/1/97      MSCI World (ex US) Value Index
Dan Jaworski     12/1/97      MSCI All Countries World Free (ex US) Index
Ted Tyson        9/24/99      MSCI All Countries World Free Growth (ex US) Index
Mark Yockey      12/1/97      MSCI All Countries World Free (ex US) Index

--------------------------------------------------------------------------------
     o Masters' Select International has also out-returned each of its benchmarks over its life after taking taxes into account. Though performance reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking into account taxes because its after-tax return exceeds the pre-tax return of all its benchmarks. Masters' Select International's after-tax return over its life assuming all shares were liquidated on 12/31/03, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 8.33%2.

--------------------------------------------------------------------------------
     1    See page 5 for more complete information on the Morningstar ratings.

     2 International Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/01/1997) periods ended December 31, 2003 are 38.78%, 9.08% and
          9.11%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/01/1997) periods ended December 31, 2003 are 25.27%, 8.32% and 8.33%, respectively. Past performance is no guarantee of future results.

32  The Masters' Select Funds

PORTFOLIO COMMENTARY

PERFORMANCE HIGHLIGHTS AND LOWLIGHTS: Not surprisingly, each Masters' Select Fund's portfolio and performance is driven by bottom-up stock picking. With five managers, each of whom selects stocks primarily based on fundamental, company level analysis, the relevance of top-down factors is usually not an area to be emphasized. Nevertheless it's at least interesting to make some observations:

     o Throughout the year the fund's biggest weighting was to the consumer discretionary sector (it ranged from a low of 18% to a high of 27% of assets). The average return for the fund's stocks in this sector was over 43%. The fund's benchmark had an average weighting to this sector of 12%. This was one area of value added.

     o The fund started 2003 with a 6% weighting in technology, which was increased to over 10% early in the year and averaged 15% for the full year. The average return on the fund's stocks in this sector was over 53%. The fund's benchmark had an average technology sector weighting of under 7%. This was another area of value added to the fund.

     o The financial sector was underweighted during the year, averaging 18% versus 26% for the benchmark. The fund's stocks in this sector were a slight performance drag and also underperformed the financial stocks in the benchmark with a 35% return versus a 48% return for the benchmark's financial stocks.

     o The consumer staples sector was relatively weak during 2003 (though it returned over 20%). The fund started the year with an overweighted position but by mid-year this was reduced to an underweighted position.

     o At a country level, there were no obvious areas of exposure (or lack of exposure) that had a material impact on performance. As the year progressed, the fund's exposure to Europe declined. By the end of the year it was under 50% and at its lowest level in the fund's history. Exposure to Japan increased during the year and emerging-markets exposure increased significantly. At 19% at the end of the year, emerging-markets exposure was at an all-time high.

From a stock-picking standpoint, as is always the case there were some big winners and big losers among the fund's specific stock holdings in 2003. Each of our four long-standing managers placed at least one holding in the fund's ten largest winners for the year and all but David Herro had a stock among the ten largest losers. There was no overriding country or geographic or industry theme among the winners and losers. For example, a web portal company was the biggest winner and a different web portal company was among the biggest losers during the year.

Web portal Yahoo Japan was the fund's big winner, accounting for over $21 million of the fund's profit during 2003, as it more than doubled. Much of this came in the first half of the year and after a big move the stock was sold. Telekomunikasi IND, an Indonesian telecommunications company also performed well, delivering a profit of almost $7 million in the second half of the year on a 36% return after the stock was purchased. Baycorp

                                                                Fund Summary  33

Advantage Limited, an Australian credit reference service company also more than doubled, delivering a gain of over $9.5 million for the fund, all of it in the second half of the year. Sogecable, a Spanish cable company, gained over $7.3 million for the fund with a return of 150%. And Bulgari SPA, an Italian jewelry company added $7.1 million to the fund's profits for the year, mostly in the last six months.

Among the fund's five biggest losers in 2003 all were sold during the year. In a year of strong returns, it wasn't surprising that the worst losers lost much less than the biggest gainers made for the fund. NHN, a Korean web portal company, had the dubious honor of being the fund's biggest loser in 2003. It was down over $3.5 million, losing almost 40% of its value during the year's second half. Fortis, a Beligian financial services company lost over $2 million on a near 40% delcine. Adecco, the Swiss personnel services company lost over $1.4 million. Rexam, a British manufacturer of glass containers, also lost almost $1.4 million. Easy Jet, a British regional airline, lost over $1.3 million.

See the table on page 39 of the fund's leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the performance of the stocks still held in the Masters' Select International portfolio as of the end of 2003 tells us nothing about how much value each holding may ultimately add or not add to the fund's performance. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks and sectors performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

As far as manager performance is concerned, the returns for the individual stock pickers during 2003 ranged from a low of 30.9% to a high of 52.5%.

PORTFOLIO MIX: The portfolio mix changed significantly during the year as noted above. Please see page 40 for sector, asset class and regional allocations. Highlights include:

     o With 7% of the portfolio in developed country small-cap stocks, smaller companies are not a large allocation for the fund. Though this allocation is somewhat lower than it has tended to be in the past, it remains higher than the small-cap exposure in the fund's MSCI benchmark.

     o Emerging-markets exposure of almost 19% establishes a new high for the fund and is about double the MSCI benchmark's exposure.

     o Europe is underweighted, at 49%, compared to just over 61% for the benchmark. The fund's exposure to Europe has never been lower.

     o At 15.6%, exposure to Japanese stocks is higher than it has been during most of the fund's life. The benchmark's exposure to Japanese stocks is just over 18%.

COMMENTS ON MASTERS' SELECT INTERNATIONAL'S STOCK-PICKING STYLE

When evaluating a mutual fund, early on in their research process most mutual fund analysts attempt to determine what style of stock picking is used by the fund's manager. Knowing this is helpful because it allows the fund's performance to be compared to the

34  The Masters' Select Funds
appropriate benchmarks and peer group. It also provides a framework for forming expectations about how the fund might perform in different types of market and economic environments. This style analysis results in the classification of the fund as either: value, growth or a middle group sometimes called blend. Often these classifications are clear-cut but occasionally they are not. Masters' Select International is one of those cases when the classification is not so easy and there are two factors that explain why:

     1. Masters' Select International is a multi-manager fund so the fund itself includes individual managers who use different styles. Thus, the fund will always have some value exposure, growth exposure and blend exposure. It also tends to have exposure to companies of varying sizes.

     2. Several of the fund's individual stock pickers are themselves difficult to categorize. Dan Jaworski, for example, generally looks for industry leaders that are selling at a discount to their peer groups. This can lead him to stocks in high-growth industries as well as slower-growing industries. At times his portfolio for Masters' Select has looked very growthy. At other times it's looked more like a blend portfolio with some value exposure. Mark Yockey is also sometimes hard to categorize. Often he is thought of as a growth investor. He seeks to invest in companies with good growth prospects but that are selling at a reasonable price, so we think of him as more of a blend manager. There have been times when his portfolio has looked like pure growth but also times when we've viewed it as being on the value side of blend. Our most recent manager addition, Bill Fries, is also difficult to categorize because he invests in various types of companies ranging from basic value to what he calls emerging growth. Most of the time he's most likely to have a blend portfolio with a slight value tilt.

There was a period in 1999 and into early 2000 when Masters' Select International looked like a growth fund. Jaworski's and Yockey's portfolios looked very growthy and back then Helen Young Hayes was one of the fund's managers and she also had a very growthy portfolio. Along with Ted Tyson, who is a pure growth investor, only David Herro gave the fund some value ballast. However, as 2000 progressed, Jaworski significantly reduced his growth exposure and Yockey also cut back his growth exposure. The fund portfolio again averaged out to blend. This allowed the fund to outperform in 2000, a year in which growth performed very poorly and value performed well. The same was true in 2001. Then in 2002 Hayes was removed from the fund and late in 2003 Fries was added. These two manager changes resulted in less of a growth orientation because Hayes was a growthier investor than Fries.

What's the bottom line? It has always been the intention of Litman/Gregory Fund Advisors that this fund be able to fill the role of a core international fund holding. We believe it has served that role very well since its inception. For the since inception period (December 1, 1997) through December 31, 2003, Masters' Select International is ranked in the top 5% of its peer group, core international funds (15th out of 350 funds) and has been consistent, ranking within the top 30% in the Lipper core international peer group in each individual calendar year from 1999 forward (1999 - 40/516; 2000 - 92/605; 2001 -
178/759; 2002 - 231/808; and 2003 - 214/834), even though some years were strong growth years and others were value years. However, some of the fund's stock pickers are eclectic and opportunistic and the style characteristics of the portfolios they run for this fund may at times look growthy while at other times they will look more like the blend style. The majority of the time we expect the fund's overall portfolio to average out as "blend."

                                                                Fund Summary  35

UPDATE ON MASTHOLM ASSET MANAGEMENT

Mastholm Asset Management, led by Ted Tyson, runs 20% of Masters' Select International. Students of the fund industry may be aware that Mastholm also has run the Harbor International Growth for about two years. (Previously it was run by another manager.) Mastholm's performance for the Harbor fund over the last two years may lead some Masters' Select shareholders to wonder how the team is doing for Masters'. Since we hired Mastholm in 1999 Tyson and his team outperformed the MSCI All Countries World Free ex US Growth Index by over 8 percentage points (800 basis points) per year on average. This is a significant outperformance. However, more recently, over the past two years, Mastholm has lagged its benchmark. This experience offers a good opportunity to highlight how Litman/Gregory Fund Advisors monitors the managers who run Masters' Select International.

First some background: Our original due diligence on Mastholm was completed in 1999 and started with a review of various due diligence materials including a very long questionnaire they completed for us. We then had visits with Tyson in our office, with their entire team during a day-long site visit to their Seattle offices, and several phone conferences afterward. We also talked to former clients. We'd known about Tyson because he founded American Century International Equity Fund and headed up the team that ran that fund for a number of years. Our due diligence, as always, was focused on understanding and evaluating:

     o    the investment philosophy and process

     o    the discipline with which that process is executed

     o our confidence in the team's ability to achieve higher long-term performance via a concentrated "high-conviction" portfolio

     o the quality and depth of the team including an understanding of how responsibility is shared

     o the intangibles that can contribute to a competitive edge such as the ability to think independently and their "love of the business"

     o the culture of the firm and the likelihood that the team will want to stay together

     o    the firm's business objectives

     o    their enthusiasm for being part of Masters' Select

Simply stated, we sought to determine whether Mastholm had an edge that we felt was sustainable and that would lead to success for Masters' Select. Mastholm scored very high in all of the areas we look at. We were impressed with their process, which seeks to identify companies with accelerating earnings prospects that are not fully recognized by the market, and therefore are not fully reflected in the stock price. Our due diligence led us to gain a level of confidence that their process for identifying prospects and verifying the earnings potential was very clear, systematically implemented, and constituted an edge and that we believe could be successfully applied in a concentrated portfolio.

Since that time we have had regular conversations with Tyson, continuing to discuss stocks held in the portfolio, aspects of the team's process and relevant business factors (for example, their decision to stop taking new client accounts). This year, partially as the result of their recent performance slump, we did a more formal update of our due diligence with another full site visit and numerous follow-up phone conversations. These contacts were focused on

36  The Masters' Select Funds
gaining a better understanding of why performance had slipped, what adjustments, if any, were being made, and discussions of individual stock holdings to re-check our confidence in their process and re-confirm that the process was being applied as it had been described. The performance slippage was due partly to several stock blow-ups, including the pharmaceutical company, Elan, where Tyson's team felt they were misled by management and company financial data. As a result of these blow-ups they have added a step in their analysis in which they trace cash flow from operations to the balance sheet. They expect this to reduce the chances of missing off-balance sheet activities in the future. They have also increased the amount of cross-referencing they are doing in order to confirm management statements.

In our opinion many investors are far too quick to pull the plug on a fund or stock picker when they experience a run of poor performance. They extrapolate that performance indefinitely into the future and discount the possibility that it's temporary. It's worth noting that Litman/Gregory has been in the business of evaluating stock pickers since our founding in 1987. There are many examples of great stock pickers who stumbled at some point, experiencing a run of poor performance. We know that even great stock pickers and their teams make mistakes. Sometimes a particular market environment does not reward a particular their approach. Mastholm seemed to suffer from both these problems over the last couple of years. Even so, their performance for Masters' Select, while disappointing, wasn't terrible and their longer-term performance for the fund has been excellent, in our opinion. But in the end the question to answer is what do we believe going forward?

Before we make a change it is important to re-visit the original thesis for hiring the stock picker and ask several questions. Has anything changed with respect to the manager's capabilities? Do we think we missed something in our earlier research? If not, then it's our experience that it pays to be patient. In the case of Ted Tyson's Mastholm team, our conclusion after our updated due diligence work is that we continue to be impressed with Mastholm and we remain confident in their basic process, the adjustments they have made and their ability to successfully execute the process. Our conviction remains high and we continue to believe that they are likely to perform very well for Masters' Select International over the long-run. In the short-run we will continue to monitor them closely and evaluate whether something has changed or whether we may have missed something in our previous analysis.

BILL FRIES IS ADDED TO MASTERS' SELECT INTERNATIONAL

As we wrote in our October shareholder letter, Bill Fries of Thornburg Investment Management, Inc. was added to the Masters' Select International Fund. (Please see that letter and our website for more background on Fries). We believe Fries to be a very skilled, eclectic investor who has, based on our assessment of this record, successfully run concentrated portfolios in the past. (Fries recently was named International Manager of the Year by Morningstar, the mutual fund rating service.)3 By adding a fifth manager, who will add further diversification to Masters' Select, we hope to further reduce the chances of the fund experiencing temporary periods of below-average performance. With more

--------------------------------------------------------------------------------
     3 Morningstar bestows this award in three categories: domestic equity, fixed-income, and international. It recognizes portfolio managers who demonstrate excellent investment skill, the courage to differ from consensus, and the commitment to shareholders necessary to deliver outstanding long-term performance. Candidates are selected and determined after evaluation by the senior editorial staff at Morningstar.

                                                                Fund Summary  37
highly skilled managers we believe we increase the odds that at any point in time we will have one or more managers who are performing extremely well and thereby providing a positive offset if one or more managers are experiencing a rough period of performance. The key to this diversification strategy is to hire highly skilled managers (as opposed to adding more ordinary stock pickers). We believe highly skilled managers will experience more periods of strong performance than weak performance, so that when we add a highly skilled manager we improve the odds that any point in time the fund experiences good performance and decrease the odds that it experiences poor performance.

MISCELLANEOUS
.................................................................................
FUND CLOSING: As we write this in early January, Masters' Select International has over $830 million in assets. The fund will close to new shareholders when it reaches $1 billion. If 2004 is a reasonably good year for the international stock markets, this threshold could be reached through a combination of appreciation and new fund flows, possibly in the second half of the year (or even earlier). In recent months fund flows have been very strong. After the fund is closed to new shareholders, we anticipate that existing shareholders will continue to be able to add to their accounts for the foreseeable future.

TAX LOSS CARRYOVERS FOR 2004: Heading into 2004, Masters' Select International has a tax loss carryover of just over $40 million (equal to over 5.5% of January 1, 2004 net assets). This means that the first $40 million of capital gains recognized in 2004 will not result in a gain distribution for the fund.

FINAL COMMENTS
.................................................................................
We believe the outlook for foreign markets is reasonably good, though we are not confident that very strong double-digit returns are likely over the long run. Valuations seem reasonable, especially compared to the United States Economic growth is picking up. And the gradual process of structural reforms that are supportive to economic growth continue. This process has been frustratingly slow in many areas but is still moving in the right direction.

We all know that past performance is not predictive. But we continue to be hopeful and remain confident in our belief that Masters' Select International will continue to perform well relative to its peer group and outperform its passive benchmarks over the long run. Our confidence is a function of a distinctive concept and structure that we believe makes sense, that has worked well over the last six years, and that is executed by a group of stock pickers that we believe is highly skilled.

Please see page 41 for specific stock commentaries written by the Masters' Select managers.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BY ANY SECURITY OR ANY OF THE OTHER FUNDS MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF LITMAN/GREGORY FUND ADVISORS, LLC AT THE TIME THE MATERIAL IS WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

38  The Masters' Select Funds

             MASTERS' SELECT INTERNATIONAL FUND LEADERS AND LAGGARDS
.................................................................................
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2003:

                                BY % GAIN / LOSS

SECURITY                              SIX MONTH DOLLAR CONTRIBUTION/LOSS           6 MONTH % CHANGE
------------------------------------- ----------------------------------- -----------------------------------
Royal Doulton Plc                               $  2,981,003                           175.8%
Baycorp Advantage Ltd.                             8,487,578                            98.6%
Sogecable SA                                       5,609,440                            84.5%
Banco Latinoamerican de
  Exportacciones, SA - Class E                     4,626,841                            80.0%
Telesp Celular Participacoes SA                    2,279,340                            68.7%
Bulgari SpA                                        5,736,397                            62.1%
Infineon                                           2,912,017                            47.5%
Granada Plc                                        3,978,498                            44.8%
Amersham                                           2,837,456                            44.0%
CNOOC Ltd.                                         1,642,127                            43.7%
                                                ------------
                                                $ 41,090,697
                                                ============

NHN                                             $ (3,518,765)                          (39.7%)
YUKOS ADR                                           (991,845)                          (19.6%)
Strada Arzneimittel                                 (603,086)                          (14.4%)
Konica                                              (921,534)                          (13.6%)
Marui Co. Ltd.                                      (680,090)                          (10.9%)
Secom Co. Ltd.                                      (927,542)                          (10.7%)
Willis Group Holdings Ltd.                          (575,235)                          (10.1%)
Eniro                                               (699,721)                           (9.1%)
Molson, Inc. - Class A                              (748,685)                           (8.5%)
Jenoptik AG                                         (594,387)                           (8.3%)
                                                ------------
                                                $(10,260,890)
                                                ============

                                BY $ GAIN / LOSS

SECURITY                              SIX MONTH DOLLAR CONTRIBUTION/LOSS           6 MONTH % CHANGE
------------------------------------- ----------------------------------- -----------------------------------

Baycorp Advantage Ltd.                          $  8,487,578                            98.6%
PT Telekomunikasi Indonesia - Class B              6,183,521                            36.1%
UFJ Holdings, Inc.                                 6,179,496                            29.4%
Bulgari SpA                                        5,736,397                            62.1%
Sogecable SA                                       5,609,440                            84.5%
Banco Latinoamerican de
  Exportacciones, SA - Class E                     4,626,841                            80.0%
Tesco Plc                                          4,588,424                            20.6%
Granada Plc                                        3,978,498                            44.8%
Yahoo Japan Corp.                                  3,771,561                            11.5%
Golar LNG Ltd.                                     3,472,832                            33.7%
                                                ------------
                                                $ 52,634,588
                                                ============

NHN                                            $  (3,518,765)                          (39.7%)
YUKOS ADR                                           (991,845)                          (19.6%)
Secom Co. Ltd.                                      (927,542)                          (10.7%)
Konica                                              (921,534)                          (13.6%)
Molson, Inc. - Class A                              (748,685)                           (8.5%)
Eniro                                               (699,721)                           (9.1%)
Euronext NV                                         (686,103)                           (7.1%)
Marui Co. Ltd.                                      (680,090)                          (10.9%)
Canon, Inc.                                         (658,829)                           (3.3%)
STADA Arzeimittel AG                                (603,086)                          (14.4%)
                                                ------------
                                                $(10,436,200)
                                                ============

                      FOR THE YEAR ENDED DECEMBER 31, 2003:

                                BY % GAIN / LOSS

                                                2003 DOLLAR
SECURITY                                      CONTRIBUTION/LOSS                     2003 % CHANGE
------------------------------------- ----------------------------------- -----------------------------------
Sogecable SA                                    $  7,353,275                            150.3%
Yahoo Japan Corp.                                 21,183,371                            138.0%
Baycorp Advantage Ltd.                             9,503,105                            125.1%
Royal Doulton Plc                                  2,504,215                            115.3%
Telefonaktibolaget LM Erricsson AB
  - Class B                                        5,313,972                            106.9%
Granada Plc                                        6,580,551                            104.8%
Telesp Celular Participacoes SA                    2,814,857                            101.2%
Golar LNG Ltd.                                     6,789,909                             97.3%
Bulgari SpA                                        7,125,861                             90.7%
San Paolo-IMI Spa                                  4,535,272                             89.0%
                                                ------------
                                                $ 73,704,388
                                                ============

NHN                                              $(3,518,765)                          (39.7%)
Fortis                                            (2,058,433)                          (38.2%)
AMP Ltd.                                            (769,165)                          (37.9%)
Easy Jet                                          (1,375,974)                          (31.7%)
Wolters Kluwer                                      (865,953)                          (29.8%)
SAP AG                                              (890,540)                          (24.4%)
Rexam Plc                                         (1,398,368)                          (23.7%)
Adecco SA                                         (1,462,358)                          (21.5%)
Ducati Motor Holdings                               (589,013)                          (20.1%)
Gambro AB                                         (1,308,930)                          (19.8%)
                                                ------------
                                                $(14,237,499)
                                                ============

                                BY $ GAIN / LOSS

                                                2003 DOLLAR
SECURITY                                      CONTRIBUTION/LOSS                     2003 % CHANGE
------------------------------------- ----------------------------------- -----------------------------------
Yahoo Japan Corp.                             $  21,183,371                             138.0%
Baycorp Advantage Ltd.                            9,503,105                             125.1%
Sogecable SA                                      7,353,275                             150.3%
Bulgari SpA                                       7,125,861                             90.7%
PT Telekomunikasi Indonesia - Class B             6,996,031                             36.1%
Golar LNG Ltd.                                    6,789,909                             97.3%
Granada Plc                                       6,580,551                             104.8%
Tesco Plc                                         6,263,559                             48.4%
UFJ Holdings, Inc.                                6,179,496                             39.7%
Telefonaktibolaget LM Erricsson AB
  - Class B                                       5,313,972                             106.9%
                                              -------------
                                              $  83,289,130
                                              =============

NHN                                           $ (3,518,765)                            (39.7%)
Fortis                                          (2,058,433)                            (38.2%)
Adecco SA                                       (1,462,358)                            (21.5%)
Rexam Plc                                       (1,398,368)                            (23.7%)
Easy Jet                                        (1,375,974)                            (31.7%)
Gambro AB                                       (1,308,930)                            (19.8%)
Euronext NV                                     (1,284,585)                            (12.5%)
Willis Group Holdings Ltd.                      (1,117,058)                            (10.6%)
Samsung Electronics Co. Ltd.                      (988,189)                            (17.2%)
Secom Co. Ltd.                                    (927,542)                            (10.7%)
                                              ------------
                                              $(15,440,202)
                                              =============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings, country and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

                                                                Fund Summary  39

MASTERS' SELECT INTERNATIONAL FUND MANAGERS

--------------------------------------------------------------------------------------------------------------
                                                                   MARKET
                                              TARGET               CAPITALIZATION
INVESTMENT                                    ASSET                OF COMPANIES          STOCK-PICKING
MANAGER                 FIRM                  ALLOCATION           IN PORTFOLIO          STYLE
--------------------------------------------------------------------------------------------------------------
Bill Fries              Thornburg                                  All sizes             Eclectic, may
                        Investment                                                       invest in
                        Management                20%                                    traditional value
                                                                                         stocks or growth
                                                                                         stocks
----------------------- --------------------- -------------------- --------------------- ---------------------
David Herro             Harris                                     All sizes, but        Value
                        Associates                20%              mostly large and
                                                                   mid-sized companies
----------------------- --------------------- -------------------- --------------------- ---------------------
Dan Jaworski            BPI Global                20%              Mostly large          Eclectic, may
                        Asset                                      companies             invest in
                        Management                                                       traditional value
                                                                                         stocks or growth
                                                                                         stocks
----------------------- --------------------- -------------------- --------------------- ---------------------
Ted Tyson               Mastholm Asset            20%              All sizes             High earnings
                        Management                                                       growth
----------------------- --------------------- -------------------- --------------------- ---------------------
Mark Yockey             Artisan                   20%              All sizes, but        Growth at a
                        Partners                                   mostly large          reasonable price
                                                                   companies
----------------------- --------------------- -------------------- --------------------- ---------------------

PORTFOLIO COMPOSITION

The fund holds 65 securities, exclusive of cash equivalents.

                                                     Sector Weights
                                         ---------------------------------------
                                                           MSCI AII Countries
                                                               World Free
                                              Fund            (Ex US) Index
                                             ------       ----------------------
Consumer Discretionary                        26.3%               11.9%
Finance                                       19.1%               26.0%
Industrials                                   13.7%               17.0%
Technology                                    12.0%                7.6%
Energy                                         6.5%                9.0%
Healthcare, Pharmaceuticals &
  Telecommunications                           5.7%                8.0%
Utilities                                      5.6%               12.5%
Consumer Staples                               4.9%                8.0%
Cash Equivalents & Other                       6.2%                --
                                                --                 --
                                             ------              ------
NET ASSETS                                   100.0%              100.0%
                                             ======              ======

                                                    Regional Weights
                                         ---------------------------------------
                                                           MSCI AII Countries
                                                               World Free
                                              Fund            (Ex US) Index
                                             ------       ----------------------
Europe                                        47.3%               61.1%
Asia (Ex Japan)                               17.0%                7.2%
Japan                                         15.6%               18.2%
Canada                                         5.5%                5.4%
Latin America                                  5.0%                1.8%
Australia/New Zealand                          3.0%                4.5%
Middle East                                    0.4%                0.5%
Africa                                          --                 1.3%
Cash Equivalents & Other                       6.2%                 --
                                             ------              ------
NET ASSETS                                   100.0%              100.0%
                                             ======              ======

BY ASSET CLASS

[pie chart graphic]

Cash Equivalents & Other              6.2%
Developed Market Large-Cap            68.1%
Developed Market Small-Cap            6.9%
Emerging Markets                      18.8%


Market Capitalization:
         Developed Markets Small-Cap < $1.0 billion
         Developed Markets Large-Cap > 1.0 billion

40  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS
.................................................................................

SAMSUNG ELECTRONICS CO. LTD. - BILL FRIES
..........................................
Korea-based Samsung Electronics is a leading manufacturer of electronic memory chips (Dynamic Random Access Memory or DRAM and NAND FLASH - non-volatile read/write memory that retains data after power is turned off), liquid crystal displays (LCDs) used in flat panels and TVs, mobile phones, and consumer electronics and appliances. During the last few years Samsung has grown its global market share in wireless handsets to number three after Nokia and Motorola and it has become the largest vendor of Code Division Multiple Access
(CDMA) handsets by revenue. Enjoying strong brand identity in Korea and growing credibility abroad, in recent years the company delivered solid performance, both in profits and financial strength, relative to competitors in most of its businesses.

Samsung's semiconductor division, which accounts for roughly 35% of revenue and 55% of operating profits, underwent significant transformation during the last decade. In addition to continued operating cost reductions through adoption of innovative manufacturing processes, Samsung decreased its reliance on DRAM chips by focusing on fast growing NAND FLASH and LCDs. The telecommunications business, which contributes to 30% of revenues and 40% of operating profits, mainly focuses on wireless handsets. This has been the fastest growing division of Samsung in the last five years. Samsung was among the first handset vendors to recognize the shift of consumer demand towards more sophisticated communication devices. Its offerings included handsets with color screens, enhanced data download and processing capabilities and, more recently, embedded digital cameras. Such an approach allowed Samsung to maintain higher average selling prices for its handsets, supporting above-average profitability within its telecom operations when compared to other companies.

Growth at Samsung's digital media and home appliances divisions, which contribute the remaining 30% of revenue, is mainly driven by digital products, such as digital TVs, portable PCs and DVD players. A continued focus on digital products and potential market share gains driven by their strengthening global brand name, is expected to help Samsung improve profitability within these segments. Additional operating leverage is possible through vertical integration (Samsung makes the majority of chips used in its consumer products) and the shift of manufacturing to lower-labor-cost regions outside of Korea. While consumer electronics and appliances is a low margin business for Samsung, it is less cyclical than its other operations.

Samsung is well positioned to benefit from many long-term trends in global technology spending. Continued growth in demand for PCs, wireless handsets and other digital consumer products should drive future sales of LCDs, DRAM, FLASH memory and Logic chips. However, such growth is linked to global economic health and may be impacted during recessionary periods. Samsung's focus on growing its brand name and gaining market share is an important part of its long-term strategy. Strong operating cash flows support a healthy balance sheet and provide sufficient funds for product development and capital expenditures. Excess cash flow is expected to be spent on dividends and share repurchases.

                                                                Fund Summary  41

We expect Samsung to accelerate its growth in the next few years. We believe that Samsung is capable of delivering sales of 52 trillion Korean Won (KRW) in 2004 and 60trl KRW in 2005, a 20% annual growth rate for 2004 and 15% growth in 2005. Due to benefits from Samsung's operating leverage, we expect earnings to grow around 30% in 2004 and 20% in 2005. Even after a recent rally, Samsung still trades at 11 times 2004 earnings per share ("EPS") and 9.5 times 2005 EPS, making it among the cheapest technology companies in the world.

NESTLE SA - DAVID HERRO
........................
Nestle is a Swiss based global food company. Besides being a leader in confectionery (from Crunch bars to Butter Fingers), Nestle is involved with other types of food such as coffee (Nescafe and Nespresso), mineral waters (San Pellegrino, Poland Springs, Perrier, etc.) and even pet foods and products (Ralston Purina).

Nestle became a global leader in foods through both organic growth (especially in emerging markets) and through acquisitions. We became interested in this investment idea as Nestle changed its focus to improving its global operating efficiency rather than increasing its size and scale. It has realized that it was of critical mass in all of its businesses but needed to better integrate. Besides plant consolidation, Nestle has been focusing on better raw material procurement, exiting businesses that do not earn adequate returns, and improving general use of all resources.

Over the past two years a plan was developed to better utilize its global assets with a strong focus on profitability. After the first full year of the restructuring program, not only have profit margins increased, but so have sales.

While corporate performance has been improving, the share price has been weak over the past few years thereby providing an excellent value opportunity: a good quality business with improving profitability selling at a very low price. Nestle sells for less than 10 times its cashflow. Moreover Nestle's cashflow is growing and generates a tremendous amount of free cash with which it can expand its business, pay down debt or even return excess capital to shareholders.

Given all of these characteristics we think there is an excellent long term investment opportunity in Nestle.

CANON, INC. - DAN JAWORSKI
...........................
Canon, Inc., headquartered in Tokyo, Japan, is a global multimedia corporation. The company's principal business activity is to develop, manufacture, and sell office machines, cameras, optical products, and semiconductor-manufacturing equipment on a global basis. A leader in personal computer printers, Canon also excels in digital and color copiers. Canon's branded products, which are well known for high quality and reliability, have also led to it capturing over 20% market share in the hyper-growth and ultra competitive digital camera market. In Japanese, the name Canon carries such meaning as "criterion or standard

42  The Masters' Select Funds
of judgment." It effectively captures Canon's corporate mission, which is to set a global standard for advanced technologies and services while becoming a benchmark in the industry to which others will aspire. This philosophy enables Canon to maintain its leadership position in our constantly evolving digital world. In 2002 Canon ranked second, only to IBM, in the number of U.S. patents received. During the last three years, this has led to a 15% increase in the share of Canon's sales which are attributable to new products. Examples of products that are creating new avenues of growth include high quality CMOS sensors that convert an image into a digital signal, and next generation flat panel television technologies.

At Canon, sales and operating profits are at an all-time high and are projected to grow at 5 and 8 percent, respectively. The company's return on equity is at a 20-year high of 12.5%, two full percentage points higher than its nearest competitor. Free cash flow yields are the strongest in the industry, registering at almost double its sector average. This gives Canon the ability to aggressively pursue future product offerings, or increase its dividend yield which is currently is at an 11-year high. Surprisingly though, the company's forward price-to-earnings and price-to-book ratios stand at 13 times and 2.2 times, valuation levels that correlate strongly to share price lows over the past 20 years. The rise in the value of the Yen and doubts about the strength and quality of Japan's economy as well as the global economic recovery, have led to the recent weakness in Canon's share price. We view this as an investment opportunity, believing that the market is currently undervaluing the company's high level of competitiveness and solid earnings structure.

CINRAM INTERNATIONAL, INC. - TED TYSON
.......................................
Cinram International is a Canadian company that is one of the world's largest producers of entertainment software, producing CDs and DVDs under license from movie studios and record producers. It became the second largest producer in North America in July when it acquired the Advanced Media Operations of AOL Time Warner, which was also involved in the replication of film and music content. Combined, the new company now produces 37% of all DVDs sold in the United States, and has significant market share in international markets as well.

The decline in the cost of DVD players and their incorporation as standard equipment in many new TVs has led to an explosion in demand for DVDs and production of new DVD titles has doubled from a year ago. This is a greater consumer "take up" of a new product than we have seen in some time--far faster than the roughly 30% per annum growth seen during the period of most rapid growth for music CDs (1989-1994). There is usually a significant lag time between a format change in consumer electronics (for example, the move from music cassettes to CDs) and the peak growth in demand for software titles. As sales of DVD players continue to grow at significant rates, that would indicate that peak demand for software, the actual DVDs that Cinram produces, should be some years in the future.

In addition to benefiting from sharply increased demand for DVD titles, Cinram should benefit from significant increases in operating profits as it consolidates and rationalizes the assets it acquired from AOL Time Warner. We expect operating profit growth to be above

                                                                Fund Summary  43

40% in each of the next two years, before tapering off gradually as the DVD market becomes more mature.

Cinram, after earning $0.98 (Canadian) in 2002, should earn north of $1.35 in the year that just ended and $1.75-$2.00 in 2005. Cash flow for 2004 could easily hit $7.00 per share. It currently trades on a P/E of just over 14 times 2004 earnings.

BRITISH SKY BROADCASTING GROUP PLC - MARK YOCKEY
.................................................
British Sky Broadcasting Group (BSY) is the leading UK pay-TV broadcasting company, with 65% market share and over 7 million digital satellite subscribers at year end 2003. The group also supplies pay-TV channels to a further 4 million UK and Irish cable subscribers. The group's channels focus on signing premium content such as movies and sports, as well as other general entertainment programs, including the UK rights to the Premier Football League and contracts with the six major Hollywood movie studios. BSY is 35.4% owned by NewsCorp.

BSY meets our investment criteria of providing compelling long-term earnings prospects at a reasonable price. Specifically, BSY offers a compelling cash flow growth story driven by its superior top line growth, impressive cost control opportunities, high operational leverage and outstanding management. Having completed its investment cycle of upgrading its subscriber base from analog to digital, the company is poised for significant growth.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

44  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2003

 SHARES                                                     VALUE
----------------------------------------------------- ------------------
COMMON STOCKS: 93.8%

AUSTRALIA: 3.0%
  1,858,500   Ansell Ltd.                                  $ 9,025,859
  6,222,400   Baycorp Advantage Ltd.                        13,118,441
                                                           -----------
                                                            22,144,300
                                                           -----------

BELGIUM: 2.0%
    166,200   Interbrew                                      4,430,984
    148,000   Umicore                                       10,377,204
                                                           -----------
                                                           14,808,188
                                                           -----------

BRAZIL: 2.4%
    406,000   Petroleo Brasileiro SA                        11,871,440
    850,500   Telesp Celular Participacoes SA*               5,596,290
                                                           -----------
                                                           17,467,730
                                                           -----------

CANADA: 5.5%
    475,900   Bennett Environmental, Inc.*                   9,832,094
    482,200   Cinram International, Inc.                    10,577,916
    633,800   Shaw Communications, Inc. - Class B            9,891,860
    180,300   Talisman Energy, Inc.                         10,257,017
                                                           -----------
                                                            40,558,887
                                                           -----------

CHINA: 1.7%
    366,700   SINA Corp.*                                   12,376,125
                                                           -----------

FINLAND: 1.2%
    702,100   Metso OYJ                                      8,563,037
                                                           -----------

FRANCE: 4.3%
    162,700   Aventis SA                                    10,741,682
    518,000   Axa*                                          11,075,544
    403,400   Vivendi Universal SA                           9,794,248
                                                           -----------
                                                            31,611,474
                                                           -----------

GERMANY: 3.7%
    462,700   Deutsche Post AG*                              9,531,708
    146,925   Muenchener Rueckversicherungs-Gesellschaft
              AG                                            17,793,563
                                                           -----------
                                                            27,325,271
                                                           -----------

HONG KONG: 2.7%
  5,061,400   BOC Hong Kong (Holdings) Ltd.                  9,518,137
  2,869,800   CNOOC Ltd.                                    10,138,576
                                                           -----------
                                                            19,656,713
                                                           -----------

INDIA: 1.4%
    323,100   Dr. Reddy's Laboratories Ltd.                $10,226,115
                                                           -----------

INDONESIA: 3.2%
 29,095,000   PT Telekomunikasi Indonesia - Class B*        23,317,453
                                                           -----------

IRELAND: 0.3%
    170,100   Bank of Ireland                                2,314,630
                                                           -----------

ISRAEL: 0.4%
    260,000   Alvarion Ltd.*                                 3,003,000
                                                           -----------

ITALY: 3.7%
    432,600   Banco Popolare di Verona e Novara Scrl         7,314,632
  1,127,900   Bulgari SpA                                   10,445,071
    739,300   San Paolo-IMI SpA*                             9,631,517
                                                           -----------
                                                            27,391,220
                                                           -----------

JAPAN: 15.6%
    419,000   Canon, Inc.                                   19,515,658
  1,339,000   Daiwa Securities Group, Inc.                   9,111,224
    164,000   Fast Retailing Co. Ltd.                        9,965,371
    440,000   Marui Co. Ltd.                                 5,544,407
  1,021,000   Mitsubishi Estate Co. Ltd.                     9,682,513
      1,254   Mitsubishi Tokyo Financial Group, Inc.         9,785,262
    206,500   Secom Co. Ltd.                                 7,709,899
    267,200   Toyota Motor Corp.*                            9,028,459
      5,664   UFJ Holdings, Inc.*                           27,226,957
    341,000   Yamaha Corp.                                   6,700,005
                                                           -----------
                                                           114,269,755
                                                           -----------

MEXICO: 1.2%
  3,213,700   Wal-mart de Mexico SA de CV                    9,160,346
                                                           -----------

 NETHERLANDS: 1.9%
    171,300   ASML Holding NV*                               3,434,565
    411,600   Euronext NV                                   10,408,214
                                                           -----------
                                                            13,842,779
                                                           -----------

NORWAY: 3.1%
    960,850   Golar LNG Ltd.*                               13,765,553
    543,970   Schibsted ASA                                  9,343,619
                                                           -----------
                                                            23,109,172
                                                           -----------

                                                     Schedule of Investments  45

MASTERS' SELECT INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2003 - (Continued)

 SHARES                                                     VALUE
----------------------------------------------------- ------------------
PANAMA: 1.4%
    541,400   Banco Latinoamericano de Exportacciones, SA   $10,411,122
              - Class E*                                    -----------

RUSSIAN FEDERATION: 1.2%
    130,700   MMC Norilsk Nickel                              8,691,550
                                                            -----------

SINGAPORE: 0.9%
    563,000   Venture Corp. Ltd.                              6,630,160
                                                            -----------

SOUTH KOREA: 4.6%
    111,810   Samsung Electronics Co. Ltd.                   33,519,935
                                                            -----------

SPAIN: 3.7%
    684,300   Promotora de Informaciones SA (Prisa)           9,915,117
    259,700   Repsol YPF SA                                   5,058,653
    351,400   Sogecable SA*                                  12,246,371
                                                            -----------
                                                             27,220,141
                                                            -----------

SWITZERLAND: 4.6%
     42,114   Ciba Specialty Chemicals AG                     3,257,342
     36,900   Nestle SA                                       9,215,307
    122,900   Roche Holding AG                               12,391,316
     12,040   Serono SA - Class B                             8,582,623
                                                            -----------
                                                             33,446,588
                                                            -----------

TAIWAN: 1.3%
    643,400   ASE Test Ltd.*                                  9,631,698
                                                            -----------

UNITED KINGDOM: 18.8%
  4,213,400   Aegis Group Plc                                 7,427,121
  1,860,900   BAE Systems Plc                                 5,588,932
    896,000   British Sky Broadcasting Group Plc*            11,243,824
  1,445,700   Cadbury Schweppes Plc                          10,587,111
  1,587,821   Compass Group Plc                              10,770,499
    864,900   Diageo Plc                                     11,347,598
    424,700   GlaxoSmithKline Plc                             9,703,824
  5,906,121   Granada Plc                                    12,862,129
  1,880,200   Lloyds TSB Group Plc                           15,036,015
 31,754,000   Royal Doulton Plc*                              4,676,308
  5,827,500   Tesco Plc                                      26,812,151
    467,300   Vodafone Group Plc                             11,701,192
                                                            -----------
                                                            137,756,704
                                                            -----------

TOTAL COMMON STOCKS
   (cost $569,961,890)                                      688,454,093
                                                            -----------


 PRINCIPAL AMOUNT                                            VALUE
----------------------------------------------------- ------------------
SHORT-TERM INVESTMENT: 4.9%

REPURCHASE AGREEMENT: 4.9%
    $35,708,000   State Street Bank &
    Trust Co., 0.27%,
    12/31/03, due 01/02/04
    [collateral: $36,100,000,
    US Treasury Notes, 2.00%,
    due 11/30/04,
    value $36,436,127]
    (proceeds $35,708,536)                                $  35,708,000
                                                          -------------
TOTAL SHORT-TERM INVESTMENT
    (cost $35,708,000)                                       35,708,000
                                                          -------------
TOTAL INVESTMENTS IN SECURITIES
    (cost $605,669,890): 98.7%                              724,162,093
Other Assets less Liabilities: 1.3%                           9,343,231
                                                          -------------
NET ASSETS: 100.0%                                        $ 733,505,324
                                                          =============

*    Non-income producing security.

See accompanying Notes to Financial Statements.

46  The Masters' Select Funds

MASTERS' SELECT VALUE FUND REVIEW
.................................................................................
Value stocks participated in the strong stock market rebound in 2003, with the Russell 3000 Value Index returning 31.13% for the year. Masters' Select Value beat this benchmark, returning 32.28%. However, the fund slightly underperformed its other benchmark, the Lipper Multi-Cap Value Fund Index.

COMPARISON CHART
.................................................................................
The value of a hypothetical $10,000 investment in the Masters' Select Value Fund from its inception (6/30/00) to present as compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

[mountain chart graphic]

                 MASTERS' SELECT    RUSSELL 3000 VALUE   LIPPER MULTI-CAP
                   VALUE FUND             INDEX            VALUE INDEX

                     $13,021             $11,917             $12,244
     30-Jun-00       $10,000             $10,000             $10,000
     31-Jul-00       $10,040             $10,139             $10,085
     31-Aug-00       $10,680             $10,696             $10,725
     30-Sep-00       $10,480             $10,783             $10,576
     31-Oct-00       $10,590             $11,028             $10,828
     30-Nov-00       $10,100             $10,630             $10,428
     31-Dec-00       $10,450             $11,201             $11,049
     31-Jan-01       $11,540             $11,261             $11,466
     28-Feb-01       $11,320             $10,969             $11,152
     31-Mar-01       $11,240             $10,596             $10,761
     30-Apr-01       $11,810             $11,113             $11,458
     31-May-01       $12,240             $11,365             $11,711
     30-Jun-01       $12,460             $11,163             $11,513
     31-Jul-01       $12,410             $11,124             $11,498
     31-Aug-01       $11,890             $10,705             $11,072
     30-Sep-01       $10,290             $ 9,922             $ 9,937
     31-Oct-01       $10,320             $ 9,859             $10,142
     30-Nov-01       $11,197             $10,442             $10,876
     31-Dec-01       $11,457             $10,715             $11,192
     31-Jan-02       $11,527             $10,649             $11,046
     28-Feb-02       $11,187             $10,669             $10,902
     31-Mar-02       $11,818             $11,196             $11,458
     30-Apr-02       $11,718             $10,872             $11,121
     31-May-02       $11,608             $10,892             $11,110
     30-Jun-02       $10,525             $10,298             $10,260
     31-Jul-02       $ 9,894             $ 9,298             $ 9,408
     31-Aug-02       $10,184             $ 9,360             $ 9,558
     30-Sep-02       $ 9,202             $ 8,345             $ 8,522
     31-Oct-02       $ 9,603             $ 8,928             $ 8,978
     30-Nov-02       $10,244             $ 9,500             $ 9,646
     31-Dec-02       $ 9,843             $ 9,088             $ 9,221
     31-Jan-03       $ 9,493             $ 8,865             $ 9,031
     28-Feb-03       $ 9,142             $ 8,625             $ 8,799
     31-Mar-03       $ 9,112             $ 8,645             $ 8,832
     30-Apr-03       $10,114             $ 9,410             $ 9,600
     31-May-03       $11,076             $10,042             $10,402
     30-Jun-03       $11,207             $10,171             $10,478
     31-Jul-03       $11,257             $10,348             $10,623
     31-Aug-03       $11,588             $10,526             $10,956
     30-Sep-03       $11,658             $10,421             $10,830
     31-Oct-03       $12,329             $11,075             $11,426
     30-Nov-03       $12,650             $11,246             $11,670
     31-Dec-03       $13,021             $11,917             $12,244

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

                                                                Fund Summary  47

---------------------------------------- ------------------- ------------------ ------------------- ------------------
                                                                                                     AVERAGE ANNUAL
                                                                                    THREE YEAR        TOTAL RETURN
INVESTMENT PERFORMANCE                                                            AVERAGE ANNUAL         SINCE
AS OF DECEMBER 31, 2003                   SIX MONTH RETURN   12 MONTH RETURN       TOTAL RETURN       INCEPTION/1/
---------------------------------------- ------------------- ------------------ ------------------- ------------------
MASTERS' SELECT VALUE FUND                     16.19%             32.28%              7.61%               7.82%
---------------------------------------- ------------------- ------------------ ------------------- ------------------
RUSSELL 3000 VALUE INDEX2                      17.17%             31.13%              2.09%               5.13%
---------------------------------------- ------------------- ------------------ ------------------- ------------------
LIPPER MULTI-CAP VALUE INDEX2                  16.85%             32.78%              3.48%               5.95%
---------------------------------------- ------------------- ------------------ ------------------- ------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction for taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns reflect the advisory fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund may be more exposed to individual stock volatility than a diversified fund. Though not a small-cap fund, the Fund will invest in smaller companies, which may involve additional risks such as limited liquidity and greater volatility. While primarily a U.S. equity fund, the Fund may also invest in foreign securities which may involve greater volatility and political, economic and currency risks and difference in accounting methods.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

1    The inception date of the Masters' Select Value Fund is June 30, 2000.

2    See page 95 for index definitions.
--------------------------------------------------------------------------------

LONG-TERM PERFORMANCE ANALYSIS
.................................................................................
As advisor to the Masters' Select Funds, one of Litman/Gregory Fund Advisor's objectives for Masters' Select Value has always been for the fund to deliver superior long-term performance relative to its benchmarks. Superior performance over shorter time periods, while desirable, is not an objective. Though the objective of beating an index over the long-term is shared by almost all funds, it is well documented that a surprisingly small percentage of equity managers are, in fact, able to achieve this goal. With three and one half years of history, much of it during a severe bear market, Masters' Select Value has been around long enough for its performance to be worthy of evaluation in our opinion. So far Value has met this return objective by delivering a return premium over its benchmark. In addition, though there are never any guarantees that past performance trends will be repeated, we believe various elements that contributed to this past performance provide encouraging evidence of the potential to continue to meet this performance objective. This evidence includes the following (all performance numbers are net of all fund fees including advisory fees, fund operating overhead and trading costs):

     o The fund outperformed the best performing of its benchmarks by 1.87 percentage points (187 basis points) on average, per year, since its inception, as measured by average annual total return. This margin equates to 1.31 times the return of the benchmark (Lipper Multi-Cap Value Fund Index) over the same period.

     o The fund, as measured by total return, outperformed its Russell 3000 benchmark in each of the last three calendar years (the fund is 31 1/42 years old) and its Lipper benchmark in two of three calendar years.

48  The Masters' Select Funds

[rolling bar chart graphic]

                 MASTERS' SELECT VALUE 3-YEAR ANNUALIZED RETURN
                      LESS RUSSELL 3000 VALUE INDEX RETURN

                                Jun-2003    3.30%
                                Jul-2003    3.20%
                                Aug-2003    3.29%
                                Sep-2003    4.74%
                                Oct-2003    5.06%
                                Nov-2003    5.89%
                                Dec-2003    5.52%

     o There have been seven rolling three-year time periods (the first starting at the fund's inception, and each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select Value has out-returned its primary Russell 3000 Value benchmark in every one of these periods, as measured by average annual total return.

     o Since its inception (June 30, 2000) and over shorter time periods the fund is highly ranked compared to its Lipper Category peer group.

--------------------------------------------------------------------------------
                     MASTERS' SELECT VALUE LIPPER PEER GROUP
                           FUND TOTAL RETURN RANKINGS
                             AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
PEER GROUP DESCRIPTION           ONE-YEAR        THREE-YEARS     SINCE INCEPTION
-------------------------------  --------------- --------------- ---------------
Lipper Peer Group Ranking
(Multi-Cap Value)                Top 34.1%       Top 8.3%        Top 25.9%
-------------------------------  --------------- --------------- ---------------
Lipper Ordinal Ranking(fund
rank/total funds in universe     155/455         25/301          71/27
-------------------------------  --------------- --------------- ---------------

o For the period ended December 31, 2003, Masters' Select Equity has received a Five-Star Overall Morningstar Rating(TM) among 655 large value funds from Morningstar, the mutual fund rating company.1 A Five-Star rating is the highest rating a fund can achieve under the Morningstar system and requires risk-adjusted performance to be in the top 10% of the category peer group.

o All four of the fund's managers have outperformed their benchmarks during their tenure at the fund. The following table shows the outperformance of each manager (without identifying the managers), relative to their benchmarks.
--------------------------------------------------------------------------------
1    See page 5 for more complete information on the Morningstar ratings.

                                                                Fund Summary  49

----------------------------------------------------------------------------
         CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE VERSUS BENCHMARKS
----------------------------------------------------------------------------
MASTERS' SELECT VALUE                    ANNUALIZED PERFORMANCE MARGIN
                                          (NET OF ALLOCATED EXPENSES)
--------------------------------- ------------------------------------------
MANAGER 1                                            9.42%
--------------------------------- ------------------------------------------
MANAGER 2                                            5.39%
--------------------------------- ------------------------------------------
MANAGER 3                                            5.35%
--------------------------------- ------------------------------------------
MANAGER 4                                            1.32%
--------------------------------- ------------------------------------------

MANAGER                    TENURE              BENCHMARK
Bill Miller                6/30/00             S&P 500 Index
Mason Hawkins              6/30/00             Russell 3000 Value Index
Bill Nygren                6/30/00             Russell 3000 Value Index
David Winters              6/30/00             Russell 3000 Value Index

     o Masters' Select Value has also out-returned each of its benchmarks over its life after taking taxes into account. Though reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking into account taxes because its after-tax return exceeds the pre-tax return of each of its benchmarks. Masters' Select Value's return over its life, assuming all shares were liquidated on 12/31/03, and taxes were paid on distributions in each year, at the highest tax rate in place at the time of each distribution, was 6.72%2.

PORTFOLIO COMMENTARY
.................................................................................
PERFORMANCE HIGHLIGHTS AND LOWLIGHTS: Not surprisingly, each Masters' Select Fund's portfolio and performance is driven by bottom-up stock picking. With four managers, each of whom selects stocks primarily based on fundamental, company-level analysis, the relevance of top-down factors is usually not an area to be emphasized. Nevertheless it's at least interesting to make some observations:

     o Throughout the year the fund's biggest weighting was to the finance sector (it ranged from 29% to 34% of assets). This was in the range of the sector's weighting in the Russell 3000 Value benchmark. The average return for the fund's stocks in this sector was about 39% compared to a 35% average return for the financial stocks in the benchmark.

     o The fund's second-largest weighting was to the consumer discretionary sector, which averaged a 25% weighting during the year. This was a substantial overweight compared to the benchmark, which as of the end of 2003 had a 14% exposure to the sector. The stocks allocated to this sector delivered an average annual return of over 31% for the fund.

--------------------------------------------------------------------------------
2 Value Fund average annual total return after taxes on distributions for the one-year, and since inception (6/30/2000) periods ended December 31, 2003 are 32.28%, and 7.80%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year and since inception (6/30/2000) periods ended December 31, 2003 are 20.98%, and 6.72%, respectively. Past performance is no guarantee of future results.

50  The Masters' Select Funds

     o The industrial sector was also overweighted compared to the Russell 3000 Value benchmark, with an average weighting during the year of 18.5%, about six percentage points higher than the benchmark's exposure. This was an area of added value given the average return of over 36% for the fund's industrial stocks.

     o The consumer staples sector hurt the fund's performance. The average loss for the stocks the fund held in this sector was over 11% and the fund's average sector exposure of 8% amounted to a slight overweight. This loss was driven by the fund's biggest loser for the year, Fleming Companies.

     o The fund was underweight to the technology sector and this hurt performance as tech stocks returned an average of 48% for Russell 3000 value index.

     o The fund had no exposure to energy stocks compared to a 10% allocation for the benchmark. This added value as energy stocks were a performance drag on the index. The same was true for the utility sector, which constituted a 13% allocation to the benchmark.

From a stock-picking standpoint, as is always the case there were some big winners among the fund's specific stock holdings in 2003. Each of the fund's long-standing stock pickers placed at least one holding in the fund's ten largest winners for the year. One factor which contributed greatly to the fund's performance was that there were only three stocks that lost money. David Winters and Bill Nygren had only winners on the year. There was no overriding industry or market-cap theme among the winners and losers.

The fund's biggest winner was Fairfax Holdings, a Canadian-based property and casualty insurer, which more than doubled in value and contributed a profit in excess of $4 million to the fund in 2003. The second biggest winner was Providian Financial, a financial services company. Providian returned almost $3.5 million to the fund on a return of 79%. Capital One Financial, the financial product and services company, was also a big winner, more than doubling in value and delivering over $3.4 million of profit on the year. Tyco, the previously beaten-up conglomerate, which returned over 50% on the year, was responsible for over $3 million of profit to Masters' Select Value. Home Depot was up over 50% and delivered almost $3 million of gain to the fund.

As mentioned the fund's biggest loser on the year was Fleming Companies, which cost the Masters' Select Value over $3 million. This loss occurred early in the year and contributed to the fund's slow start in 2003. Eastman Kodak, which remains in the fund's portfolio, was the second-largest loser, with a loss of over $1 million. And Unumprovidant, the insurance company, was the other loser with a loss of over $300,000. This stock also remains in the portfolio.

See the table on page 54 of the fund's leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the performance of the stocks still held in the Masters' Select Value portfolio as of the end of 2003 tells us nothing about how much value each holding may ultimately add or not add to the fund's performance. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks and sectors performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

                                                                Fund Summary  51

As far as manager performance is concerned, the returns for the individual stock pickers during 2003 fell within a relatively tight range of 28% to 36%.

PORTFOLIO MIX: The portfolio mix was fairly stable during the year. Please see page 55 for sector and asset-class allocations. Highlights include:

     o Large-cap exposure drifted somewhat higher during the year and at 40%, is above its average over the fund's life.

     o Mid-cap exposure declined slightly and is now at 33%, while small-cap exposure has been almost entirely eliminated and is now at 1%. Both of these numbers are below the fund's long-term average.

     o Foreign stock exposure moved higher in 2003 and is now at a relatively high 16%. Most of the fund's foreign exposure comes from David Winters, whose firm, Franklin Mutual, invests in companies around the world.

     o There are now only two distressed credit positions in the fund, as the others have been sold. Opportunistically buying distressed debt that is undervalued is another area that David Winters and his firm specialize in.

     o Masters' Select Value looks quite different than its Russell 3000 Value benchmark. The foreign and distressed debt exposures are obvious and significant differences. But the sector exposure is also quite different. Underweighted sectors include finance (by six percentage points), energy (by nine percentage points) and utilities (by 12 percentage points). Overweighted sectors include consumer discretionary stocks (by eight percentage points), and industrials (by six percentage points).

MISCELLANEOUS
.................................................................................
Tax Loss Carryovers for 2004: Heading into 2004, Masters' Select Value has a tax loss carryover of over $10 million (equal to 6.1% of January 1, 2004 net assets). This means that the first $10 million of capital gains recognized in 2004 will not result in a gain distribution for the fund.

Accolades: Morningstar mentioned Masters' Select Value in its August 4th article "The Most Promising 3-Year-Old Funds." Masters' Select Value was one of four funds named in the article.3

FINAL COMMENTS
.................................................................................
Our rather moderate long-term return expectations for stocks discussed in the opening letter of this report generally apply to value stocks as well. When we contemplated the launch of Masters' Select Value in early 2000, growth investing was in vogue and some investors thought that value investing was an old idea whose time had passed. From an investment standpoint, though perhaps not from a marketing standpoint, we thought it was a perfect time to start a value fund. Based on our analysis, value stocks were significantly cheaper than growth stocks and undervalued in general. Value stock

--------------------------------------------------------------------------------
3 The selection of the Masters' Select Value Fund as one of the four promising 3-year old funds as determined by Morningstar is based on the following criteria: 1) inception date during 2000, 2) followed by the Morningstar analyst team, 3) reasonable operating expenses, and 4) open to new investors.

52  The Masters' Select Funds
indexes proceeded to massively outperform growth stock indexes for the next 15 months. Initially value stocks were generating strong returns while investors were dumping growth, and particularly technology, stocks. Then, as the economy slowed and September 11th happened, value stocks also lost money, though they lost less than growth stocks. Based on our analysis, both value and growth stocks entered 2003 selling at bargain prices, with neither looking more attractive than the other. Now, after a year of strong returns, we believe that stocks in general are fully priced and neither value nor growth, in our view, offers a compelling advantage over the other.

We all know that past performance is not predictive. But we remain hopeful and confident in our belief that Masters' Select Value will continue to perform well relative to its peer group, and by doing so exceed its passive benchmarks over the long run. If this happens, the result should be not only strong relative returns, but potentially satisfying absolute returns. Our confidence in Masters' Select Value is a function of a distinctive concept and structure that we believe makes sense, that has worked well over the last 3 1 1/42 years for this fund (and over six years and seven years for Masters' Select International and Masters' Select Equity Fund), and that is executed by a group of stock pickers that we believe is truly exceptional.

Please see page 56 for specific stock commentaries written by the Masters' Select managers.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BY ANY SECURITY OR ANY OF THE OTHER FUNDS MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF LITMAN/GREGORY FUND ADVISORS, LLC AT THE TIME THE MATERIAL IS WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                                Fund Summary  53

                 MASTERS' SELECT VALUE FUND LEADERS AND LAGGARDS
.................................................................................
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2003:

                                BY % GAIN / LOSS

SECURITY                              SIX MONTH DOLLAR CONTRIBUTION/LOSS           6 MONTH % CHANGE
------------------------------------- ----------------------------------- -----------------------------------
Comdisco Holding Co., Inc.                        $    19,564                          144.9%
NTL, Inc.                                           1,990,142                           90.0%
Hudson City Bancorp, Inc.                             755,339                           49.3%
Tyco International Ltd.                             2,707,200                           39.6%
Hilton Hotels Corp.                                 1,085,000                           33.9%
Vivendi Universal SA                                1,769,520                           31.7%
Guidant Corp.                                         714,892                           31.0%
Dunn & Bradstreet Corp.                               666,779                           26.6%
Telephone & Data Systems, Inc.                      1,079,400                           25.9%
Providian Financial Corp.                           1,606,500                           25.7%
                                                  -----------
                                                  $12,394,336
                                                  ===========

Eastman Kodak Co.                                 $ (226,800)                           (6.1%)
Washington Mutual, Inc.                             (270,440)                           (2.8%)
Aon Corp.                                            (23,800)                           (0.6%)
Level 3 Communications, Inc.                          (5,000)                           (0.5%)
                                                  -----------
                                                  $ (526,040)
                                                  ===========

                                BY $ GAIN / LOSS

SECURITY                              SIX MONTH DOLLAR CONTRIBUTION/LOSS           6 MONTH % CHANGE
------------------------------------- ----------------------------------- -----------------------------------

Tyco International Ltd.                           $ 2,707,200                           39.6%
NTL, Inc.                                           1,990,142                           90.0%
Vivendi Universal SA                                1,769,520                           31.7%
Providian Financial Corp.                           1,606,500                           25.7%
Capital One Financial Corp.                         1,332,100                           24.6%
Hilton Hotels Corp.                                 1,085,000                           33.9%
Telephone & Data Systems, Inc.                      1,079,400                           25.9%
Waste Management, Inc.                              1,030,370                           22.9%
Hudson City Bancorp, Inc.                             755,339                           49.3%
Fairfax Financial Holdings Ltd.                       730,745                           10.7%
                                                  -----------
                                                  $14,086,316
                                                  ===========

Washington Mutual, Inc.                           $ (270,440)                           (2.8%)
Eastman Kodak Co.                                   (226,800)                           (6.1%)
Aon Corp.                                            (23,800)                           (0.6%)
Level 3 Communications, Inc.                          (5,000)                           (0.5%)
                                                  -----------
                                                  $ (526,040)
                                                  ===========

                      FOR THE YEAR ENDED DECEMBER 31, 2003:

                                BY % GAIN / LOSS

                                   2003 DOLLAR

SECURITY                                      CONTRIBUTION/LOSS                     2003 % CHANGE
------------------------------------- ----------------------------------- -----------------------------------
NTL, Inc.                                        $ 2,499,728                            146.1%
Fairfax Financial Holdings Ltd.                    4,085,106                            118.4%
Capital One Financial Corp.                        3,472,700                            106.2%
Hudson City Bancorp, Inc.                          1,108,590                            94.1%
Providian Financial Corp.                          3,476,250                            79.4%
Guidant Corp.                                      1,586,455                            62.7%
Tyco International Ltd.                            3,391,200                            55.2%
Home Depot, Inc. (The)                             2,945,678                            53.5%
Vivendi Universal SA                               2,487,630                            51.1%
White Mountains Insurance Group Ltd.                 739,530                            42.4%
                                                 -----------
                                                 $25,792,867
                                                 ===========

UnumProvident Corp.                              $  (354,000)                          (10.1%)
Eastman Kodak Co.                                 (1,264,950)                          (26.7%)
Fleming Companies, Inc.                           (3,287,210)                          (98.1%)
                                                 -----------
                                                 $(4,906,160)
                                                 ===========

                                BY $ GAIN / LOSS

                                   2003 DOLLAR

SECURITY                                      CONTRIBUTION/LOSS                     2003 % CHANGE
------------------------------------- ----------------------------------- -----------------------------------
Fairfax Financial Holdings Ltd.                   $ 4,085,106                           118.4%
Providian Financial Corp.                           3,476,250                            79.4%
Capital One Financial Corp.                         3,472,700                           106.2%
Tyco International Ltd.                             3,391,200                            55.2%
Home Depot, Inc. (The)                              2,945,678                            53.5%
NTL, Inc.                                           2,499,728                           146.1%
Vivendi Universal SA                                2,487,630                            51.1%
Guidant Corp.                                       1,586,455                            62.7%
Telephone & Data Systems, Inc.                      1,304,520                            33.0%
Washington Mutual, Inc.                             1,296,222                            14.3%
                                                  -----------
                                                  $26,545,489
                                                  ===========

Fleming Companies, Inc.                           $(3,287,210)                          (98.1%)
Eastman Kodak Co.                                  (1,264,950)                          (26.7%)
UnumProvident Corp.                                  (354,000)                          (10.1%)
                                                  -----------
                                                  $(4,906,160)
                                                  ===========

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

54  The Masters' Select Funds

MASTERS' SELECT EQUITY FUND MANAGERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                   MARKET
                                              TARGET               CAPITALIZATION
INVESTMENT                                    ASSET                OF COMPANIES          STOCK-PICKING
MANAGER                 FIRM                  ALLOCATION           IN PORTFOLIO          STYLE
---------------------------------------------------------------------------------------------------------------------------------
Mason                   Southeastern Asset        25%              All sizes            Value
Hawkins                 Management
----------------------- --------------------- -------------------- -------------------- ---------------------
Bill Miller             Legg Mason                25%              All sizes but        Eclectic, may
                        Funds                                      mostly large and     invest
                        Management                                 mid-sized            in traditional
                                                                   companies            value
                                                                                        stocks or growth
                                                                                        stocks
----------------------- --------------------- -------------------- -------------------- ---------------------
Bill Nygren             Harris                    25%              Mostly large and     Value
                        Associates                                 mid-sized companies
----------------------- --------------------- -------------------- -------------------- ---------------------
David Winters           Franklin Mutual           25%              All sizes            Value
                        Advisers
----------------------- --------------------- -------------------- -------------------- ---------------------

PORTFOLIO COMPOSITION

The fund holds 47 securities, exclusive of cash equivalents.

BY ASSET CLASS

[pie chart graphic]

Bonds & Notes                      3.3%
Cash Equivalents & Other           5.7%
Foreign Equities                   16.4%
Lare-Cap Domeatic                  40.7%
Mid-Cap Domestic                   33.2%

                                                Sector Weights
                                      --------------------------------------
                                                            Russell 3000
                                             Fund            Value Index
                                            ------       ------------------
Finance                                      29.4%              35.1%
Consumer Discretionary                       20.5%              14.1%
Industrials                                  19.5%              12.7%
Consumer Staples                              7.5%               5.7%
Telecommunications & Utilities                9.2%              12.1%
Technology                                    2.3%               6.7%
Healthcare, Pharmaceuticals &                 1.4%               3.7%
Biotechnology
Energy                                        1.1%               9.9%
Bonds & Notes                                 --                 3.4%
Cash Equivalents & Other                      5.7%               --
                                            ------             ------
NET ASSETS                                  100.0%             100.0%
                                            ======             ======

Market Capitalization:
         Small-Cap Domestic < $1.3 billion
         Mid-Cap Domestic $1.3-$10.8 billion
         Large-Cap Domestic > $10.8 billion

                                                                Fund Summary  55

MASTERS' SELECT VALUE FUND STOCK HIGHLIGHTS
.................................................................................

EASTMAN KODAK CO. - BILL MILLER
................................
Last September, Eastman Kodak announced a sweeping restructuring that would shift the company's focus from the traditional film business to faster growing opportunities, like digital imaging and inkjet printers. To help finance the new opportunities, Kodak announced that it would reduce its annual dividend by 72%, from $1.80 to $0.50 per share. As a result, its stock price fell over 25% in the days following its announcement, in what we view as an overreaction to the news of a dividend reduction. Kodak has since recovered all of the value it lost in the sell-off following the announcement.

We believe Kodak's new strategy may be assessed in two aspects. From a corporate finance standpoint, we were surprised by the size of the dividend cut, as we were convinced that Kodak's growth initiatives could be sufficiently funded by its cash flow generation, as well as its large budgets for R&D and capital expenditures, which had been in place prior to the announcement.

From a business strategy standpoint, we view Kodak's aggressive transition to a digital business model as necessary given the accelerated decline in traditional film sales that began in 2003. We met with CEO Dan Carp and his management team shortly after the September announcement and came away with confidence that this strategy plan was carefully crafted and well thought out. The key will be execution. Over the years, Mr. Carp has done a commendable job managing a secularly challenged business, by taking capital out of the film business without starving units with growth opportunities. He has built up a solid portfolio of digital businesses that occupy strong positions in image capturing, processing and sharing. He has also installed a team of outsiders with strong digital pedigrees, building a foundation for the transformation of Kodak's business model.

Recent developments since last September appear to have slowly begun to change investors' attitudes towards Kodak's stock. First, Kodak's film business has demonstrated staying power. In October, Kodak reported third quarter results that were much better than expected, helped by a slight increase in revenue and solid cost control.

Second, Kodak's consumer digital imaging business continues to gain traction. In the third quarter of 2003, digital cameras generated positive earnings for the first time in the company's history, driven by a 117% jump in sales, enabling the company to become one of the top three retailers of digital cameras. Recently, Dell Computer has stated that it will soon expand its relationships with consumer printer suppliers, and has mentioned Kodak as a future partner. We believe that this shows how Kodak is prepared to aggressively license its technology. The end result would be more equipment in the market using Kodak paper, toner, and ink, which are all very profitable items.

Third, Kodak has taken steps to strengthen its competitive position in commercial printing and health imaging, which offer more attractive growth potential than consumer films. For example, in November, Kodak acquired Scitex Digital Printing, adding to its capabilities in the high-speed full color digital press market.

56  The Masters' Select Funds

The above developments show that Kodak has begun making progress on the plan that management laid out last September. So far, the evidence leads us to believe that the intrinsic value of Kodak's business remains significantly greater than where its shares are currently trading. That said, Kodak's cash-rich film business is clearly in secular decline. We will continue to analyze the risk and potential return of Kodak's new strategy to determine the implications for the company's long-term intrinsic value.

WASHINGTON MUTUAL, INC. - BILL NYGREN
......................................
Washington Mutual is the largest thrift in the United States. In addition the company is one of the largest originators and servicers of residential mortgages. The stock sells at less than nine times estimated 2004 earnings and yields over 4%, despite a track record that shows earnings quadrupling over the past decade. This appears, to us to be a significantly undervalued security.

The residential mortgage business has enjoyed record growth as homeowners capitalized on declining interest rates by refinancing. For that reason, the portion of Washington Mutual's income that comes from mortgage origination has to be viewed as vulnerable to a decline. However we believe offsetting positives will allow Washington Mutual to continue its history of above average growth. First, even within the mortgage business, servicing income should grow as refinancing abates. During the mortgage boom Washington Mutual had to reduce the value attributed to its servicing business as the average life of existing mortgages rapidly declined. When refinancings decline, the opposite happens - the average life increases and values need to be increased.

The most significant Washington Mutual positive for which the market seems unwilling price into their stock, is their rapid growth in retail banking. In the past few years, Washington Mutual has opened many new retail-banking branches that appear to be extremely successful. Success at gaining new retail business has markedly improved their balance sheet which now looks more like a retail bank than a thrift. This balance sheet strength should dampen future earnings volatility. In response to the early numbers from the banking expansion, Washington Mutual has accelerated its plan to become the leading nationwide financial services retailer for the middle class. Normally, the stock market makes one pay a premium to own companies with above-average growth possibilities. The "noise" surrounding the mortgage business currently provides us an opportunity to own this stock at a substantial discount to our assessment of its value.

IMPERIAL TOBACCO GROUP PLC - DAVID WINTERS
...........................................
Imperial Tobacco is one of the best-managed cigarette companies in the world. Domiciled in the United Kingdom, the company has little litigation risk and therefore does not have the monetary settlements, which have challenged the US incorporated cigarette companies. Imperial was spun off from the old Hanson conglomerate and has subsequently made a series of very accretive acquisitions. Imperial's management is

                                                                Fund Summary  57
brilliant at generating increasing amounts of free cash flow with careful reinvestment to create value for shareholders. Trading a very reasonable valuation, with compelling business economics and first-rate management, Imperial Tobacco has made the cut to the elite list as a Masters' Select
Value holding.

In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

58  The Masters' Select Funds

MASTERS' SELECT VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES AT DECEMBER 31, 2003

 SHARES                                                    VALUE
----------------------------------------------------- ----------------
COMMON STOCKS: 90.9%

CONSUMER DISCRETIONARY: 20.5%
     125,000   Comcast Corp. - Special Class A*       $  3,908,125
     125,000   Disney (Walt) Co.                         2,916,250
     135,000   Eastman Kodak Co.                         3,465,450
     250,000   Hilton Hotels Corp.                       4,282,500
     221,000   Home Depot, Inc. (The)                    7,843,290
      36,000   Knight Ridder, Inc.                       2,785,320
     180,000   Time Warner, Inc.*                        3,238,200
     191,000   Toys R US, Inc.*                          2,414,240
       3,770   Washington Post Co. - Class B             2,983,578
      93,000   YUM! Brands, Inc.*                        3,199,200
                                                       -----------
                                                        37,036,153
                                                       -----------

CONSUMER STAPLES: 7.5%
      19,000   Groupe Danone                             3,097,714
     139,789   Imperial Tobacco Group Plc                2,744,836
     153,000   Kroger Co. (The)*                         2,832,030
     252,000   KT&G Corp. 144A GDR                       2,212,560
      11,000   Nestle SA                                 2,747,110
                                                       -----------
                                                        13,634,250
                                                       -----------

ENERGY: 1.1%
      87,981   NRG Energy, Inc.*                         1,926,784
                                                       -----------

FINANCE: 29.4%
     170,000   Aon Corp.                                 4,069,800
      80,000   Bank One Corp.                            3,647,200
       1,661   Berkshire Hathaway, Inc. - Class B*       4,675,715
     110,000   Capital One Financial Corp.               6,741,900
      20,000   Fairfax Financial Holdings Ltd.           3,499,207
      59,900   Hudson City Bancorp, Inc.                 2,286,982
      49,220   Leucadia National Corp.^++                2,155,590
     111,500   Mony Group, Inc.                          3,488,835
     675,000   Providian Financial Corp.*                7,857,000
     200,000   UnumProvident Corp.                       3,154,000
     229,000   Washington Mutual, Inc.                   9,187,480
       5,400   White Mountains Insurance Group Ltd.      2,483,730
                                                       -----------
                                                        53,247,439
                                                       -----------

HEALTHCARE, PHARMACEUTICALS & BIOTECHNOLOGY: 1.4%
      42,000   Guidant Corp.                           $ 2,528,400
                                                       -----------

INDUSTRIALS: 19.5%
      85,000   Anglo American Plc*                       1,831,373
      58,000   Dun & Bradstreet Corp.*                   2,941,180
      44,000   FedEx Corp.                               2,970,000
     120,000   Republic Services, Inc.                   3,075,600
      11,060   Total SA - Class B                        2,054,027
     360,000   Tyco International Ltd.                   9,540,000
     303,000   Vivendi Universal SA                      7,356,840
     187,000   Waste Management, Inc.                    5,535,200
                                                       -----------
                                                        35,304,220
                                                       -----------

TECHNOLOGY: 2.3%
           8   Comdisco Holding Co., Inc.                      325
   3,650,000   Comdisco, Inc. Contingent Equity
                 Distribution*                               5,475
     100,000   First Data Corp.                          4,109,000
                                                       -----------
                                                         4,114,800
                                                       -----------

TELECOMMUNICATIONS: 9.2%
     727,000   Level 3 Communications, Inc.*             4,143,900
      60,389   NTL, Inc.*                                4,201,565
     190,000   Sprint Corp.                              3,119,800
      84,000   Telephone & Data Systems, Inc.            5,254,200
                                                       -----------
                                                        16,719,465
                                                       -----------

TOTAL COMMON STOCKS
   (cost $128,668,125)                                 164,511,511
                                                       -----------

PREFERRED STOCK: 0.0%

TELECOMMUNICATIONS: 0.0%
          56   NTL Europe, Inc.                                461
                                                       -----------

TOTAL PREFERRED STOCK
   (cost $0)                                                   461
                                                       -----------

                                                     Schedule of Investments  59

MASTERS' SELECT VALUE FUND

 PRINCIPAL AMOUNT                                           VALUE
----------------------------------------------------- ------------------

BONDS AND NOTES: 3.4%
$3,333,371  Mirant Mid-Atlantic LLC 144A,              $ 3,333,371
            8.625%, 06/30/12
            Pacific Gas & Electric Co.,
 2,750,000  1.000%, 10/31/49                             2,796,750
                                                      ------------

TOTAL BONDS AND NOTES
            (cost $5,863,927)                            6,130,121
                                                      ------------

SHORT-TERM INVESTMENT: 5.6%

REPURCHASE AGREEMENT: 5.6%
10,113,000 State Street Bank &
    Trust Co., 0.27%, 12/31/03,
    due 01/02/04 [collateral:
    $10,240,000, US Treasury
    Notes, 2.00%, due 11/30/04;
    US Treasury Notes, 1.13%,
    due 06/30/05, value $10,323,441]
    (proceeds $10,113,152)                              10,113,000
                                                      ------------

TOTAL SHORT-TERM INVESTMENT
(cost $10,113,000)                                      10,113,000
                                                      ------------

TOTAL INVESTMENTS IN SECURITIES
(cost $144,645,052): 99.9%                             180,755,093

Other assets less liabilities: 0.1%                        239,188
                                                      ------------

NET ASSETS: 100.0%                                    $180,994,281
                                                      ============

*    Non-income producing security. ^ Board valued illiquid security.

++ Security is restricted. On December 31, 2003, this security had a cost of $1,735,005 and was valued at $2,155,590 or 1.2% of net assets.

See accompanying Notes to Financial Statements.

60  The Masters' Select Funds

MASTERS' SELECT SMALLER COMPANIES FUND REVIEW

In the six months since the launch of Masters' Select Smaller Companies Fund, small-cap stocks experienced a powerful move. Masters' Select Smaller Companies participated in this move, returning 19.17%, though it trailed its benchmarks.

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Smaller Companies Fund from its inception (6/30/03) to present as compared with the Russell 2000 Index and the Lipper Small-Cap Core Index.

[mountain chart graphic]

                 MASTERS' SELECT
                     SMALLER                             LIPPER SMALL-CAP
                 COMPANIES FUND     RUSSELL 2000 INDEX      CORE INDEX

                     $11,917             $12,492             $12,324
     30-Jun-03       $10,000             $10,000             $10,000
     31-Jul-03       $10,320             $10,626             $10,513
     31-Aug-03       $10,830             $11,113             $10,968
     30-Sep-03       $10,800             $10,907             $10,730
     31-Oct-03       $11,420             $11,823             $11,574
     30-Nov-03       $11,720             $12,243             $11,990
     31-Dec-03       $11,917             $12,492             $12,324

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

                                                                Fund Summary  61

------------------------------------  ----------------------
INVESTMENT PERFORMANCE                  CUMULATIVE TOTAL
AS OF DECEMBER 31, 2003                   RETURN SINCE
                                          INCEPTION/1/
------------------------------------  ----------------------
MASTERS' SELECT SMALLER COMPANIES            19.17%
FUND
------------------------------------  ----------------------
RUSSELL 2000 INDEX/2/                        24.92%
------------------------------------  ----------------------
LIPPER SMALL-CAP CORE FUND INDEX/2/          23.24%
------------------------------------  ----------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The returns shown do not reflect the deduction for taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns reflect the advisory fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility than large-cap companies. While primarily a U.S. equity fund, the Fund may also invest in foreign securities which may involve greater volatility and political, economic and currency risks and difference in accounting methods.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

1 The inception date of the Masters' Select Smaller Companies Fund is June 30, 2003.

2    See page 95 for index definitions.

PERFORMANCE ANALYSIS AND EXPECTATIONS
.................................................................................
As advisor to the Masters' Select Funds, one of Litman/Gregory Fund Advisor's objectives for Masters' Select Smaller Companies Fund is for the fund to deliver superior long-term performance relative to its benchmarks. Superior performance over shorter time periods, while desirable, is not an objective. Though the objective of beating an index over the long-term is shared by almost all funds, it is well documented that a surprisingly small percentage of equity managers are, in fact, able to achieve this goal. We generally think of three years as a minimum time period over which to judge a fund's performance. As detailed elsewhere in this report, each of the older Masters' Select Funds has met Litman/Gregory Fund Advisors' longer-term performance objective with consistency and by a material margin. Of course, this past performance cannot be considered to have predictive value with respect to the Smaller Companies Fund's future performance.

So far Masters' Select Smaller Companies Fund has delivered a strong six-month return on an absolute basis, but it materially underperformed its two benchmarks. One of the primary reasons for the fund's lagging performance during the period was the level of cash in the fund during this period of exceptionally strong stock market performance. The fund held a sizable portion of its portfolio in cash during its first month of operation as several of the managers preferred to invest gradually rather than put money to work quickly in a surging market. The fund underperformed its Russell 2000 benchmark by over 3 percentage points (300 basis points) during that month, as measured by total return. Though the cash stake declined after the first month it still averaged about 12% during the following five months. This also hurt the fund's performance as the small stock market remained strong for most of this period. Though most of the cash position was the result of the stock pickers' discretion, Litman/Gregory Fund Advisors also held new cash inflows into the fund at the fund level for a few weeks in anticipation of building capital to allocate to new manager, David Anthony, of Ranger Investments. This cash was held

62  The Masters' Select Funds
longer than we anticipated when there was a delay in finalizing the fund's investment advisory contract with Ranger. Over the long run we expect the average cash level will fluctuate, though most of the time we expect it to be lower as a percentage of fund assets than it was during the fund's first six months.

We are not concerned that Masters' Select Smaller Companies Fund underperformed its benchmarks over its first six months. In our view, six month's is too short of a time period to draw any conclusions based on any fund's performance. As an example, each of the older Masters' Select Funds got off to a relatively disappointing start when they were launched. Masters' Select Equity underperformed during its first two years. Masters' Select International underperformed in its first year. And Masters' Select Value underperformed during its first six months. Subsequently each fund materially outperformed its benchmarks and more than made up for its earlier underperformance.

PORTFOLIO COMMENTARY
.................................................................................
PERFORMANCE HIGHLIGHTS AND LOWLIGHTS: Not surprisingly, each Masters' Select Fund's portfolio and performance is driven by bottom-up stock picking. With five managers, each of whom selects stocks primarily based on fundamental, company-level analysis, the relevance of top-down factors is usually not an area to be emphasized. Nevertheless it's at least interesting to make some observations:

     o The fund's exposure to technology stocks was slightly higher than its Russell 2000 benchmark. With an average return of 33%, this was an area of value added.

     o Health care was an underweight sector for the fund, at an average weight of about 9%. However, with an average return over 40% this was also a source of value added for the fund.

     o The fund's biggest sector allocation was to industrial stocks, at an average that exceeded 27% over the last six months. For the period, this allocation was a performance drag, with the average stock returning under 13%.

     o At a 26% average weighting during the last six months, the second biggest sector allocation was consumer discretionary. This was a slight overweighting compared to the index. The stocks in this sector averaged a return of over 19% for the fund, slightly below the average return of the stocks in the benchmark.

     o At over 9% the fund's allocation to energy stocks exceeded the benchmark's exposure. These stocks were a performance drag on the fund though they returned almost 15% on average.

     o The fund's biggest underweight was to the financial sector, with an average weight of 8% versus almost 23% for the Russell 2000 index.

During a period of such strong returns, it isn't surprising that there were a number of big winners in the portfolio. And as to be expected with any diversified fund, there were also some losers. However the combined gains from the top ten winners were more than five times the combined losses of the top ten losers. Each of the fund's five stock pickers contributed at least one stock to the top ten winners and the top ten losers list. The biggest

                                                                Fund Summary  63
winner was Merix Corp., which more than doubled in value. Merix makes circuit boards and integrated circuits. Lexar Media, a developer of flash cards and digital film was another big winner. Lexar was sold after a big move. Another winner, Cerner Corp. markets software information technology to the health care industry and was up over 80% since first purchased for the fund. A fourth big winner was Vaxgen, a biotech company that was spun out of Genentech in 1995. Dick Weiss sold this stock after a big run up, but then bought it back after it suffered a decline of over 20% from his average selling price. A more familiar name among the fund's big winners was Nieman Marcus Group, the high-end retailer.

The fund's biggest losers included FTI Consulting, a consultant to distressed companies, Gymboree, the children's retailer, and Bright Horizons Family Solutions. All three of these stocks were sold. Other stocks that lost value included Big Lots, a closeout retailer, and Advanced Digital Information, a data-storage company. These stocks remain in the portfolio.

See the table on page 67 of the fund's leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the performance of the stocks still held in the Masters' Select Smaller Companies portfolio as of the end of 2003 tells us nothing about how much value each holding may ultimately add or not add to the fund's performance. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks and sectors performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

As far as manager performance is concerned, the returns for the individual stock pickers during the last six months ranged from a low of 15.6% to a high of 26.5%. (This does not include David Anthony, who picked stocks for the fund for only two months.)

PORTFOLIO MIX: As of the end of the quarter, the fund's portfolio looked quite different from its Russell 2000 benchmark from a sector standpoint.

     o The industrial and technology sectors were significantly overweight as was the energy sector. The financial, health-care and consumer-discretionary sectors were each significantly underweight relative to the benchmark. As noted earlier, for the most part, these weightings are a function of bottom-up stock-picking, rather than a top-down sector bet.

     o From a market-cap standpoint the fund's exposure was similar to the benchmark. About 22% of the fund is invested in micro-cap stocks (companies with a total market capitalization of less than $500 million).

     o    The fund continues to have a somewhat high cash allocation of 10%.

Over time the fund's portfolio mix will vary. The managers have considerable leeway to pursue their most compelling ideas regardless of sector. In addition, though this is primarily a small-cap fund, each stock picker has some freedom to buy mid-cap stocks if they find significantly better opportunities there. So at times the fund may have more mid-cap exposure than it does now, though we don't anticipate this exposure to be significant enough to ever dominate the portfolio.

Please see page 68 for details on the fund's sector and market-cap exposure

64  The Masters' Select Funds

ADDITION OF DAVID ANTHONY OF RANGER INVESTMENTS

As discussed in the October shareholder letter, David Anthony was added as a fifth stock picker during the fourth quarter. When the fund was launched on June 30th we indicated an interest in adding at least one additional manager if we could find one that met the Masters' Select standard. At the time we were in the midst of due diligence on Ranger Investments, headed by Anthony. We had become familiar with Anthony over several years when he was the chief investment officer at John McStay Investment Counsel. Now at the head of a well-financed, new investment management firm, we are excited that we've been able to add a very experienced and highly disciplined stock picker, who is running a very small asset base, to the Masters' Select Smaller Companies Fund team. By adding a fifth manager, who will add further diversification to Masters' Select, we hope to further reduce the chances of the fund experiencing temporary periods of below-average performance. With more highly skilled managers we believe we increase the odds that at any point in time we will have one or more managers who are performing extremely well and thereby providing a positive offset if one or more managers are experiencing a rough period of performance. The key to this diversification strategy is to hire highly skilled managers (as opposed to adding more ordinary stock pickers). We believe highly skilled managers will experience more periods of strong performance than weak performance, so that when we add a highly skilled manager we improve the odds that over any period the fund will experience good performance and decrease the odds that it will experience poor performance. Though we have no strong candidates at present, if we found another exceptional stock picker we would be open to adding a sixth manager to the fund's management team.

COMMENTS ON DICK WEISS AND STRONG CAPITAL MANAGEMENT

The firms that employ each of the Masters' managers are sub-advisors to the Masters' Select funds. These sub-advisory firms have no affiliation with Litman/Gregory Fund Advisors, the investment advisor for Masters' Select funds, and each runs their own, separate family of funds. One of the Masters' Select fund's sub-advisory firms was touched by the mutual fund scandal in 2003. That firm was Strong Capital Management, which operates the Strong family of mutual funds. The firm was accused of allowing market timing in its own funds and company founder and CEO Dick Strong was accused of making inappropriate trades in the firm's funds. Dick Strong subsequently resigned and several firms are in the process of making bids to buy Strong, which is primarily owned by Dick Strong. Though we have not fielded many questions about Dick Weiss' affiliation with Strong, some shareholders may be wondering what it means for Masters' Select Equity. We've outlined our thoughts below.

First, to our knowledge, there are no indications that suggest that Weiss was involved in any way, or had any knowledge of the misdeeds at Strong. None of the mutual funds Weiss manages were identified in the allegations made by New York attorney general Elliot Spitzer. Moreover, we have known Weiss since the late 1980s and over these many years we've come to know him as a person with a high level of integrity. Second, it is also important to understand that the portion of the Masters' Select portfolio that Weiss runs uses its own custodian. And as a separate fund company from Masters' Select, Strong Funds has no influence whatsoever over the operations or investment flows into or out of Masters. Third, it is important to note that over his seven years with Masters' Select, Weiss has delivered a higher return for Masters' Shareholders than any of the other

                                                                Fund Summary  65

Masters' Select subadvisors. The bottom line is that we believe Dick Weiss to be a high-integrity person who has been attentive to the Masters' Select portfolio and done a great job for Masters' Select shareholders. And despite the problems at Strong, we don't believe there are ethics-related risks that could impact Masters' Select due to Weiss' association with Strong. With the firm likely to be under new ownership soon, hopefully it will be able to begin to rebuild its reputation over time. Given all these facts we continue to view the inclusion of Dick Weiss as part of the Masters' Select team as clearly in the best interests of Masters' Select shareholders.

EXPENSES

As a new fund, Masters' Select Smaller Companies Fund has a small asset base and this means that the fund's fixed overhead is not spread across many shares. As the asset base grows, this overhead will be spread across more shares, resulting in a lower cost per share. This has already happened as the asset base has grown. As of January 2004 we estimate that expenses are accruing at about 1.48%. If assets continue to grow as we anticipate, per share expenses should continue to decline.

CLOSING COMMENTS
.................................................................................
As mentioned in this report's introductory letter, we are cautious in our long-term return expectations for the stock market. The same view holds for the small-cap stock sector. Based on our analysis, at present, we believe small-cap stocks are fairly valued relative to the rest of the market and in general. However, stocks of small companies often outperform in the early years of a new economic cycle. So, though we don't count on it, we wouldn't be surprised to see small-cap stocks outperform large-cap stocks, on average, for a while longer.

We are also hopeful that the small-cap sector will offer more potential for the Masters' Select concept to add value. This is because there are many more publicly traded small companies than there are large companies, and generally they are followed by fewer analysts. For this reason we believe there is more potential for a skilled stock picker to add value relative to the small-cap benchmarks. Though it is far from conclusive as evidence, this is in fact what has happened with Masters' Select Equity. The two small-cap stock pickers (Dick Weiss and Bill D'Alonzo, who both also run a portion of this fund) have added significantly more incremental return over their benchmarks than the fund's larger-cap managers (who have also done well).

Regardless of the environment, we and the Masters' Select Smaller Companies stock pickers remain committed to doing all we can to make this fund as successful as its older siblings, Masters' Select Equity, International and Value. We all know that past performance is not predictive. But we continue to be hopeful and remain confident in our belief that the strong performance of each of the older three Masters' Select funds, relative to their benchmarks, is reflective of a distincitive concept and structure that makes sense and can be repeated again with this fund.

Please see page 69 for specific stock commentaries written by the Masters' Select managers.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BY ANY SECURITY OR ANY OF THE OTHER FUNDS MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF LITMAN/GREGORY FUND ADVISORS, LLC AT THE TIME THE MATERIAL IS WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

66  The Masters' Select Funds

MASTERS' SELECT SMALLER COMPANIES FUND LEADERS AND LAGGARDS
.................................................................................

                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2003:

                                BY % GAIN / LOSS

SECURITY                              SIX MONTH DOLLAR CONTRIBUTION/LOSS           6 MONTH % CHANGE
------------------------------------- ----------------------------------- -----------------------------------
Lexar                                           $   373,223                             149.7%
Merix Corp.                                         504,564                             105.9%
SBS Broadcasting SA                                 289,762                              75.5%
Foot Locker, Inc.                                   180,617                              74.8%
Cerner Corp.                                        367,991                              72.7%
VaxGen, Inc.                                        339,576                              67.0%
Avnet, Inc.                                         271,627                              65.5%
Planar                                               50,079                              59.6%
Celanese AG                                         247,970                              57.5%
Able Laboratories                                   145,289                              50.0%
                                                -----------
                                                $ 2,770,698
                                                ===========

Stratasys, Inc.                                 $   (99,885)                            (56.0%)
Cornell                                            (157,148)                            (27.4%)
AMERIGROUP Corp.                                   (218,293)                            (25.4%)
Gymboree Corp.                                      (48,382)                            (25.4%)
FTI Consulting, Inc.                                (43,244)                            (22.3%)
Silicon Image, Inc.                                 (68,602)                            (21.8%)
Hyperion Solutions Corp.                           (151,528)                            (17.6%)
Jos A Banks                                         (88,979)                            (16.4%)
Bombay                                             (136,430)                            (15.6%)
Genesco, Inc.                                      (104,546)                            (14.7%)
                                                -----------
                                                $(1,117,037)
                                                ===========

                                BY $ GAIN / LOSS

SECURITY                              SIX MONTH DOLLAR CONTRIBUTION/LOSS           6 MONTH % CHANGE
------------------------------------- ----------------------------------- -----------------------------------

Merix Corp.                                     $   504,564                             105.9%
Lexar                                               373,223                             149.7%
Cerner Corp.                                        367,991                              72.7%
VaxGen, Inc.                                        339,576                              67.0%
Neiman Marcus Group, Inc.
 (The) - Class A                                    302,247                              41.3%
SBS Broadcasting SA                                 289,762                              75.5%
Gen-Probe, Inc.                                     276,696                              36.6%
Avnet, Inc.                                         271,627                              65.5%
IMS Health, Inc.                                    253,075                              35.6%
Celanese AG                                         247,970                              57.5%
                                                -----------
                                                $ 3,226,731
                                                ===========

AMERIGROUP Corp.                                $  (218,293)                            (25.4%)
Cornell                                            (157,148)                            (27.4%)
Hyperion Solutions Corp.                           (151,528)                            (17.6%)
Ceredyne, Inc.                                     (139,576)                            (12.8%)
Bombay                                             (136,430)                            (15.6%)
Nam Tai Electronics, Inc.                          (120,594)                            (14.4%)
Genesco, Inc.                                      (104,546)                            (14.7%)
Stratasys, Inc.                                     (99,885)                            (56.0%)
Jos A Banks                                         (88,979)                            (16.4%)
Grey Global Group, Inc.                             (69,027)                             (7.4%)
                                                -----------
                                                $(1,286,006)
                                                ===========

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

                                                                Fund Summary  67

MASTERS' SELECT EQUITY FUND MANAGERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                   MARKET
                                              TARGET               CAPITALIZATION
INVESTMENT                                    ASSET                OF COMPANIES          STOCK-PICKING
MANAGER                 FIRM                  ALLOCATION           IN PORTFOLIO          STYLE
---------------------------------------------------------------------------------------------------------------------------------

David Anthony           Ranger                                     Small and mid-sized   Growth
                        Investment                20%              companies
                        Management
----------------------- --------------------- -------------------- --------------------- --------------------
Bill D'Alonzo           Friess Associates         20%              Small and mid-sized   High earnings
and team                                                           companies             growth
----------------------- --------------------- -------------------- --------------------- --------------------
John Rogers, Jr.        Ariel Capital             20%              Small and mid-sized   Value
                        Management                                 companies
----------------------- --------------------- -------------------- --------------------- --------------------
Robert                  First Pacific             20%              Small and mid-sized   Value
Rodriquez               Advisors                                   companies
----------------------- --------------------- -------------------- --------------------- --------------------
Dick Weiss              Strong Capital            20%              Small and mid-sized   Growth at a
                        Management                                 companies             reasonable price
----------------------- --------------------- -------------------- --------------------- --------------------

PORTFOLIO COMPOSITION

The fund holds 63 securities, exclusive of cash equivalents.

BY ASSET CLASS

[pie chart graphic]

Cash Equivalents & Other           9.9%
Micro-Cap                         22.0%
Small Cap                         34.2%
Small-Mid Cap                     31.9%
Mid-Cap                            2.0%

                                                Sector Weights
                                      --------------------------------------
                                                            Russell 3000
                                             Fund               Index
                                             ----        ------------------
Industrials                                  24.5%              17.3%
Technology                                   23.9%              14.8%
Consumer Discretionary                       18.1%              22.5%
Finance                                       8.1%              22.4%
Energy                                        7.9%               4.0%
Healthcare, Pharmaceuticals &
  Biotechnology                               7.6%              13.0%
Telecommunications & Utilities                 --                4.1%
Consumer Staples                               --                1.9%
Cash Equivalents & Other                      9.9%                --
                                            ------             ------
NET ASSETS                                  100.0%             100.0%
                                            ======             ======

Market Capitalization:
         Micro-Cap < $500 million
         Small Cap $500 million to $1.3 billion
         Small-Mid Cap $1.3-$3.5 billion
         Mid-Cap $3.5-$10 billion

68  The Masters' Select Funds

MASTERS' SELECT SMALLER COMPANIES FUND STOCK HIGHLIGHTS
.................................................................................

MARTEK BIOSCIENCES CORP. - DAVID ANTHONY
.........................................
Martek Biosciences Corp. develops and commercializes products derived from microalgae. Its leading products are nutritional oils used as ingredients in infant formula and foods, and as ingredients in dietary supplements. Martek's nutritional oils are comprised of fatty acid components, mainly docosahexaenoic acid (DHA), and arachidonic acid, commonly known as ARA. Martek has also developed new fluorescent detection products from microalgae that have potential applications in automated biological screening.

Many researchers believe that these fatty acids may enhance mental and visual development in infants and play a pivotal role in brain function throughout life. Scientific studies have also indicated that Omega-3 fatty acids are linked to the reductions of dementia in adults. Martek's manufacturing process is a complex fermentation technology that produces its oils in a controlled, vegan, kosher and FDA approved environment.

Our investment thesis for Martek is built on a number of key variables. Martek fermentation technology is very difficult to replicate and the patent is protected for the next 12 years. The company currently controls 100% of the U.S and 70% of the world wide infant formula market. We believe this type of market control provides the company with stable and predictable earnings and revenue - a criterion which is a pillar of our investment approach.

Currently there are no FDA approved substitutes to Martek's fatty acids. Abbott Laboratories has submitted an Omega-3 fatty acid substitute to the FDA formulated from fish oil, however, the likelihood of approval remains slim given the toxins (mercury) associated with fish oil derived products. In fact the demand for Martek's oils is currently out stripping supply. The company has taken multiple steps to address this issue in the form of acquisitions and construction of new facilities. This type of market position makes the competitive landscape very favorable for Martek. This type of competitive advantage is another fundamental criterion of our investment approach.

Martek currently has licensing agreements with thirteen infant formula manufacturers, who include Mead Johnson Nutritionals, Wyeth, Abbott Laboratories, Nestle, Nutricia, Novartis, Maarbarot, Heinz-Wattie's, and Laboratorios Ordesa. These companies represent more than 70% of the estimated $8.5 to $9.5 billion worldwide wholesale market for infant formula and 100% of the estimated $3.0 to $3.5 billion U.S. wholesale market for infant formula.

Martek currently enjoys a premium operating position within its space. The company is using its strength as a foundation for forging ahead in an effort to expand the use of its oils in other supplements. The company has recently received EU approval to use its oils in other dietary supplements. This expanded use will only help to strengthen Martek's market position.

We think Martek Bioscience is an attractive small-cap company given its unique product, market position and potential for growth. We believe that the company should continue to benefit from additional scientific studies that help to validate the benefits of its oils as a necessary dietary supplement.

                                                                Fund Summary  69

AMERIGROUP CORP. - BILL D'ALONZO
.................................
At a time when states are scrambling to rein in budget deficits, soaring health-care costs and greater numbers of unemployed workers seeking assistance are putting them in a bind. Amerigroup offers a solution.

NYSE-listed Amerigroup has become the largest publicly traded Medicaid managed-care provider with an exclusive focus on publicly sponsored, health-care programs. It helps states better manage health-care programs for low-income residents by reducing costs and raising quality of care. Amerigroup serves more than 865,000 customers in Florida, Illinois, Maryland, New Jersey, Texas and Washington D.C.

The average age of a member in a state program associated with Amerigroup is just 14 years old, making early intervention a key component of the company's efforts to benefit members and their state sponsors. For example, Amerigroup's early case finding program identifies pregnant mothers and young children with conditions such as asthma or diabetes for which early entry into organized treatment can dramatically improve future health while reducing long-term costs.

Amerigroup beat consensus earnings estimates with September-quarter earnings growth of 40 percent. Revenues for the quarter surged 38 percent to $413 million. Total enrollment increased 51 percent from the same quarter a year ago, bolstered by recent acquisitions in Florida.

Your Friess team spoke with Chief Executive Jeffrey McWaters about opportunities to tap into new markets. Georgia, South Carolina, Michigan and other states announced plans to evaluate adopting managed-Medicaid models. With cash flow from operations at roughly two times net income and proceeds from a secondary equity offering in October, Amerigroup has $195 million in cash to expand within the states it currently serves.

Your Friess team bought Amerigroup when it traded at just 13 times 2003 consensus earnings estimates. Analysts expect December-quarter earnings to grow 28 percent, which would bring earnings growth for the full year to 34 percent.

HORACE MANN EDUCATORS CORP. - JOHN ROGERS
..........................................
Horace Mann is the largest multi-line national insurance company primarily focusing on the educator market. Two Illinois school teachers founded the company in 1945 to sell automobile insurance to other teachers. Horace Mann expanded its business to other states and broadened its product line to include group and individual life insurance in 1949, 403(b) tax-qualified retirement annuities in 1961, and homeowners insurance in 1965. Horace Mann sells and services its products primarily through an exclusive sales force of full-time agents. The property and casualty segment accounts for roughly 58% of insurance premiums written. Contract deposits and the annuity and life insurance segments together accounting for the remaining 42%.

70  The Masters' Select Funds

Horace Mann's competitive strength lies with its exclusive sales force that is dedicated to serving its niche educator market. Focusing on the educator market for the past 59 years, Horace Mann has been able to build trusting relationships, develop a strong brand, obtain detailed risk profiles of its clients, and gain direct access to school premises across the country. The company maintains a special advisory board composed of leaders from the National Education Association that provide insights for Horace Mann to better serve its target market. Horace Mann's name recognition and the loyalty of its policyholders' have allowed the company to successfully offer additional products and services such as homeowners' policies and retirement annuities. The company's strong relationship with educators has also enabled it to obtain 403(b) payroll reduction capabilities in approximately 5,000 public school districts.

Over the last few years, Horace Mann lost sight of its core competency and began drifting beyond its target customer base in areas where it had no obvious competitive advantages. The company's performance and stock price consequently suffered. Lou Lower, former Allstate Life CEO, was brought in to re-energize the company. In addition to refocusing the company on its core niche, Lower and his team have upgraded the company's outdated technology platform, invested in building out a claims department, expanded its product lines, and broadened its distribution. Unfortunately, the process has taken longer than anticipated and results have not yet materialized. Consequently, Wall Street not only lost confidence in management's ability to execute but also lost interest in the company. Given Ariel's patient investment philosophy and confidence in Horace Mann's franchise, we saw this as an opportunity.

After a recent visit with Lou Lower and his executive team at our offices, we are comfortable that Horace Mann is capable and committed to its efforts of profitable growth in the core educator market. We believe the company has yet to realize the full value of its 403(b) payroll reduction placements and has further opportunities to expand its product offerings. Our confidence in the management team combined with the company's strength in its niche market leads us to believe that the company is currently undervalued.

PATTERSON-UTI ENERGY, INC. - ROBERT RODRIQUEZ
..............................................
It is a pleasure to be part of the Masters' Select Smaller Companies Fund. My associates and I look forward to positively contributing to the fund's long-term performance. By way of introduction, Dennis Bryan, Steven Romick and Rikard Ekstrand team with me in the management of our portion of this fund. All have been with First Pacific Advisors, Inc. (FPA) between five and eleven years and have investment experience of ten to nineteen years. This year completes my thirty-third year in the field. We operate as a team in the identification and selection of investment ideas. Selected ideas go through a rigorous and thorough examination before addition to a portfolio. We generally have a lead analyst for any idea but we are all well involved with the research on each company. This is our first opportunity to discuss one of our investments in a Masters' Select shareholder report and the company we are writing about is the energy service company Patterson-UTI. In our other accounts at FPA, energy stock exposure is at the highest level since I sold virtually all of my energy stocks back in 1981. It was not until 1999 that I began to start to own them again. Since that time, FPA has gradually increased our exposure to them. Rikard Ekstrand has been leading the charge in this area.

                                                                Fund Summary  71

Patterson-UTI is the number-two U.S. land-drilling company in the U.S. with 25% of all available rigs. The underlying supply-demand fundamentals for its rigs continue to improve. The large natural-gas surpluses from the 1980s have now been worked down. U.S. natural gas production as a percent of the reserve base has grown from 8.6% in 1986 to north of 12% currently. As a result of a mature reserve base and despite better drilling technologies, decline rates from producing wells have increased from 16% in 1990 to 28% today. This means that more rigs are needed today than ever before just to keep production constant. Demand fundamentals for natural gas are also positive due to its clean burning characteristics and the large installed base of new efficient gas burning electricity plants.

U.S. land rig drilling provides two thirds of all natural-gas supplies. As natural-gas demand increases, these land rigs become an increasingly precious commodity since the land-rig count has declined from a peak of 5,000 units in the early 1980s to a current 1,400. Patterson-UTI owns 350 of the remaining 1,400 land rigs. More importantly, 70% of the footage drilled today is done by the top three drillers, Patterson-UTI, Nabors and Grey Wolf. This industry concentration among the top three drillers is very different from the plethora of drilling companies competing for business in the early 1980s. In the last down cycle in 2001, rental rig day rates did not come down nearly as much as in prior cycles because the increased market share among the top three drillers helped to moderate the decline.

Patterson-UTI's roots dig deep into the heart of energy country - its headquarters are in Snyder, Texas (pop. 10,783), not far from where CEO Cloyce Talbott grew up. At 67, Talbott has been in the gas business for more than 45 years and can rattle off reams of data on natural gas pricing and production. Chairman Mark Siegel is the city boy who has brought financial discipline. That combination has paid off in improved efficiency and earnings growth. Patterson-UTI's top rigs drill more, better and faster than any others in the country. That's partly because the company has its own fleet of trucks that can move rigs quickly to wherever they're needed most and get them working faster. Patterson-UTI, for example, can get a rig capable of drilling 10,000 feet moved and ready to go in under seven hours, compared with two days for competitors.

This efficiency means that when demand for natural gas drilling rises, profit margins shoot up. As the economy strengthened in the first nine months of 2003 for instance, Patterson-UTI achieved a 10% operating margin on $568 million in revenue compared with only 1.3% on $387 million in revenue in the first three quarters of 2002. Today's natural gas prices are substantially higher than in the 1990s. During the shoulder months in the 1990s, prices dropped every year below $2/mcf. In 2002, the shoulder month prices averaged $3/mcf and in 2003 $4/mcf. The return on investment for an exploration and production company contracting Patterson-UTI approaches 100% pretax at natural gas prices north of $4/mcf.

Balance sheets and cash flows for Patterson-UTI's customers have never been better. We have long had a deep suspicion that exploration and production companies have been too tight fisted with their drilling capital expenditures. The recent announcement by Shell Oil revising down its reserve estimates by more than 20% helps to confirm our thinking. We

72  The Masters' Select Funds
would not be surprised to see additional downward revisions by other companies as reserve estimates come under the microscope. This combined with high commodity prices and strong cash flows should lead to higher exploration expenditures.

Patterson-UTI was purchased at less than 50% of replacement value. In the past during good times, the stock has sold north of its replacement value. As the economy recuperates and gas consumption expands, profits should continue to increase and drive the stock price closer to its replacement value. In the previous upturn in 2001, Patterson-UTI ran several quarters at an annualized EPS of $3.30 utilizing only 200 of its 350 rigs. Assuming similar rig margins as in 2001 and an 80% fleet utilization in the next upturn, Patterson-UTI would earn $4.60 per share. Given the changes in the industry discussed above, the company's earning power over the entire cycle in our opinion will be materially higher than was achieved in previous cycles during the last 20 years. We do not believe that this expectation is presently reflected in the valuation of Patterson-UTI.

LINCOLN ELECTRIC HOLDINGS, INC. - DICK WEISS
.............................................
For almost 100 years, Lincoln Electric has been a producer of top-quality welding equipment and supplies. They developed the world's first variable voltage, single operator, portable welding machine in 1911 and remain dedicated to innovation through their state-of-the-art research and development facilities built in the late 1990s. This focus on innovation has helped Lincoln become the top supplier of welding equipment in the world, with production facilities in 18 countries and a network of distributors and sales offices covering over 160 countries.

Lincoln has had a long-term commitment to international expansion. In recent years, Lincoln has executed its international growth strategy through a series of acquisitions, completing 13 deals in the last 12 years. The international focus has reduced dependence on the US industrial markets and helped the company during the recent economic slump. In fact, trough earnings in 2003 were more than $1 per share better than trough earnings in the previous economic downturn of 1990-1991.

Of course, international markets are not the sole reason Lincoln has performed better during this downturn. The company has worked diligently over the last five years to upgrade IT systems, enhance the compensation system, and incorporate lean manufacturing techniques that have allowed them to reduce parts by 20%. Lincoln has been able to accomplish these goals while maintaining their "Guaranteed Employment" program, which began in the 1950s.

The stock is attractive trading at a discount to its competitors and similar industrial companies. With the world economy in an apparent synchronous upturn for the first time in many years, we believe Lincoln will likely exceed earnings expectations given their exposure to all major geographies around the world.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                                Fund Summary  73

MASTERS' SELECT SMALLER COMPANIES FUND
SCHEDULE OF INVESTMENTS IN SECURITIES AT DECEMBER 31, 2003

 SHARES                                                     VALUE
----------------------------------------------------- ------------------
COMMON STOCKS: 90.1%

CONSUMER DISCRETIONARY: 18.1%
    38,000   American Greetings Corp. - Class A*          $  831,060
    46,800   Big Lots, Inc.*                                 665,028
    84,900   Charming Shoppes, Inc.*                         458,460
    26,000   Emmis Communications Corp. - Class A*           703,300
    18,000   Foot Locker, Inc.*                              422,100
    40,000   Genesco, Inc.*                                  605,200
    22,800   Jo-Ann Stores, Inc.*                            465,120
    42,800   Journal Register Co.*                           885,960
    19,800   Michaels Stores, Inc.                           875,160
    16,900   Neiman Marcus Group, Inc. (The) - Class A*      907,023
    94,700   Park Place Entertainment Corp.*               1,025,601
    19,000   SBS Broadcasting SA*                            619,400
    21,500   Urban Outfitters, Inc.*                         796,575
                                                          ----------
                                                           9,259,987
                                                          ----------

ENERGY: 7.9%
    21,000   Houston Exploration Co. (The)*                  766,920
    58,000   Key Energy Services, Inc.*                      597,980
    33,700   Patterson-UTI Energy, Inc.*                   1,109,404
    23,000   Quicksilver Resources, Inc.*                    742,900
    35,400   Rowan Companies, Inc.*                          820,218
                                                          ----------
                                                           4,037,422
                                                          ----------

FINANCE: 8.1%
    16,236   Accredited Home Lenders Holding Co.*            496,822
    15,000   AMERIGROUP Corp.*                               639,750
    18,900   HCC Insurance Holdings, Inc.                    601,020
    41,900   Horace Mann Educators Corp.                     585,343
     1,955   Markel Corp.*                                   495,612
    35,675   Nara Bancorp, Inc.                              973,927
    10,700   Westcorp                                        391,085
                                                          ----------
                                                           4,183,559
                                                          ----------

HEALTHCARE, PHARMACEUTICALS & BIOTECHNOLOGY: 7.6%
    20,600   Apria Healthcare Group, Inc.*                $  586,482
    16,840   Martek Biosciences Corp.*                     1,094,095
    22,500   Priority Healthcare Corp. - Class B*            542,475
    14,000   Respironics, Inc.*                              631,260
    55,000   VaxGen, Inc.*                                   435,600
    17,000   Zoll Medical Corp.*                             603,160
                                                          ----------
                                                           3,893,072
                                                          ----------

INDUSTRIALS: 24.5%
    37,500   Bennett Environmental, Inc.*                    774,750
    16,700   Celanese AG                                     679,523
    27,951   Ceradyne, Inc.*                                 952,011
    20,000   Charles River Associates, Inc.*                 639,800
    45,800   General Binding Corp.*                          824,400
    30,000   Gevity HR, Inc.                                 667,200
     1,260   Grey Global Group, Inc.                         860,643
    30,000   Griffon Corp.*                                  607,800
    30,100   Herley Industries, Inc.*                        623,070
    50,000   Laidlaw International, Inc.*                    691,500
    32,000   Lincoln Electric Holdings, Inc.                 791,680
    16,200   Matthews International Corp. - Class A          479,358
    50,000   Mentor Graphics Corp.                           727,000
    50,300   National-Oilwell, Inc.*                       1,124,708
    16,428   Stericycle, Inc.*                               767,188
    18,000   Thomas Industries, Inc.                         623,880
    22,800   Trinity Industries, Inc.                        703,152
                                                          ----------
                                                          12,537,663
                                                          ----------

74  The Masters' Select Funds

MASTERS' SELECT SMALLER COMPANIES FUND
SCHEDULE OF INVESTMENTS IN SECURITIES AT DECEMBER 31, 2003 - (CONTINUED)

 SHARES                                                      VALUE
------------------------------------------------------ ---------------
TECHNOLOGY: 23.9%
    78,277   Advanced Digital Information Corp.*         $ 1,095,878
    31,700   Avnet, Inc.*                                    686,622
    11,500   Cerner Corp.*                                   435,275
    39,047   Digital Insight Corp.*                          972,270
    29,100   Diodes, Inc.*                                   552,900
    40,000   ESS Technology, Inc.*                           680,400
    28,292   Gen-Probe, Inc.*                              1,031,809
    20,000   Hyperion Solutions Corp.*                       602,800
    38,800   IMS Health, Inc.                                964,568
    34,200   Littelfuse, Inc.*                               985,644
    40,000   Merix Corp.*                                    981,200
    16,000   MICROS Systems, Inc.*                           693,760
    25,436   Nam Tai Electronics, Inc.                       714,243
   102,205   RF Monolithics, Inc.*                         1,004,675
    33,245   Sigmatel, Inc.*                                 820,487
                                                         -----------
                                                          12,222,531
                                                         -----------

TOTAL COMMON STOCKS
  (cost $40,614,669)                                      46,134,234
                                                         -----------

 PRINCIPAL AMOUNT                                           VALUE
----------------------------------------------------- ------------------
SHORT-TERM INVESTMENT: 9.8%

REPURCHASE AGREEMENT: 9.8%

    $4,992,000  State Street Bank & Trust
    Co., 0.27%, 12/31/03, due 01/02/04
    [collateral: $5,055,000, US Treasury
    Notes, 2.00%, due 11/30/04, value
    $5,102,067] (proceeds $4,992,075)                    $ 4,992,000
                                                         -----------
TOTAL SHORT-TERM INVESTMENT
    (cost $4,992,000)                                      4,992,000
                                                         -----------
TOTAL INVESTMENTS IN SECURITIES
    (cost $45,606,669): 99.9%                             51,126,234
Other Assets less Liabilities: 0.1%                           64,563
                                                         -----------
NET ASSETS: 100.0%                                       $51,190,797
                                                         ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                     Schedule of Investments  75

MASTERS' SELECT FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2003

                                                                                                           Smaller
                                                               International                              Companies
                                              Equity Fund          Fund               Value Fund            Fund
--------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities at cost         $472,301,509       $569,961,890        $134,532,052         $40,614,669
   Repurchase agreements at cost               24,392,000         35,708,000          10,113,000           4,992,000
                                             ------------       ------------        ------------         -----------
          Total investments at cost          $496,693,509       $605,669,890        $144,645,052         $45,606,669
                                             ============       ============        ============         ===========
   Investments in securities at value        $589,592,375       $688,454,093        $170,642,093         $46,134,234
   Repurchase agreements at value              24,392,000         35,708,000          10,113,000           4,992,000
   Cash                                            22,320          3,239,424             374,782              44,604
   Receivables:
       Securities sold                            480,682          7,612,814             260,250                  --
       Dividends and interest                     528,805            643,293             274,458              11,530
       Fund shares sold                         1,274,898          3,912,075             344,625             197,806
       Foreign taxes withheld                      13,461            273,007               9,790                  --
   Unrealized gain on forward                          --                367                  --                  --
       exchange contract
   Prepaid expenses                                 9,946              2,433               3,601               5,118
                                             ------------       ------------        ------------         -----------
          Total assets                        616,314,487        739,845,506         182,022,599          51,385,292
                                             ------------       ------------        ------------         -----------
LIABILITIES
   Payables:
       Advisory fees                              542,338            530,467             160,060              45,267
       Securities purchased                     5,057,780          5,070,025                  --             110,850
       Fund shares redeemed                       679,223            537,760             170,926                  --
   Unrealized loss on forward                          --             13,016             605,007                  --
       exchange contracts
   Accrued expenses                               153,014            188,914              92,325              38,378
                                             ------------       ------------        ------------         -----------
          Total liabilities                     6,432,355          6,340,182           1,028,318             194,495
                                             ------------       ------------        ------------         -----------
NET ASSETS                                   $609,882,132       $733,505,324        $180,994,281         $51,190,797
                                             ============       ============        ============         ===========
   Number of shares issued and
       outstanding (unlimited number
       of shares authorized, $0.01
       par value)                              45,383,339         49,452,259          13,931,871           4,341,181
                                             ============       ============        ============         ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                $      13.44       $      14.83              $12.99              $11.79
                                             ============       ============        ============         ===========
COMPONENTS OF NET ASSETS
   Paid in capital                           $533,221,158       $656,037,560        $156,323,425         $45,691,483
   Undistributed net investment income                 --            108,077             114,314                  --
   Accumulated net realized loss on
       investments                            (40,630,795)       (41,172,748)        (10,955,205)            (20,251)
   Net unrealized appreciation
       (depreciation) on:
       Investments                            117,290,866        118,492,203          36,110,041           5,519,565
       Foreign currency                               903             40,232            (598,294)                 --
                                             ------------       ------------        ------------         -----------
          Net assets                         $609,882,132       $733,505,324        $180,994,281         $51,190,797
                                             ============       ============        ============         ===========

See accompanying Notes to Financial Statements.

76  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

                                                   Equity       International        Value          Companies
                                                    Fund             Fund            Fund             Fund*
                                               ------------     -------------     -----------      -----------
INVESTMENT INCOME
  Income
    Dividends (net of foreign
     taxes withheld of $32,814,
     $995,851, $57,874 and
     $ -- respectively) .....................   $ 4,014,713      $ 8,047,446      $ 1,523,993      $    49,569
    Interest ................................       136,452          106,784          892,273            7,607
                                               ------------     ------------      -----------      -----------
           Total income .....................     4,151,165        8,154,230        2,416,266           57,176
                                               ------------     ------------      -----------      -----------
  Expenses
    Advisory fees ...........................     5,458,447        5,007,724        1,634,237          206,930
    Administration fees .....................       142,590          129,359           42,755            4,824
    Custody fees ............................        62,652          285,639           32,517           12,968
    Transfer agent fees .....................       188,990          155,593           50,689           10,643
    Fund accounting fees ....................        70,000           56,885           55,697           16,600
    Professional fees .......................        79,208           80,410           51,493           24,399
    Trustee fees ............................        27,511           25,999           18,147            6,227
    Registration expense ....................        20,736           41,850           16,222           13,948
    Insurance expense ...... ................        18,624           13,658            5,373               --
    Reports to shareholders .................        98,739           78,269           22,374            3,979
    Miscellaneous ...........................        26,239           24,189            8,619            2,916
                                               ------------     ------------      -----------      -----------
      Total expenses ........................     6,193,736        5,899,575        1,938,123          303,434
      Less: fees waived ......... ...........      (104,986)        (904,267)         (41,118)          (4,539)
      Less: expenses paid indirectly ........          (908)          (1,428)            (687)            (175)
                                               ------------     ------------      -----------      -----------
      Net expenses ..........................     6,087,842        4,993,880        1,896,318          298,720
                                               ------------     ------------      -----------      -----------
        NET INVESTMENT INCOME (LOSS) ........    (1,936,677)       3,160,350          519,948         (241,544)
                                               ------------     ------------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND FOREIGN
  CURRENCY:
  Net realized gain (loss) on:
    Investments .............................    25,977,645       30,421,288        1,994,616          759,261
    Foreign currency transactions ...........         3,561       (1,658,590)      (1,104,886)              --
                                               ------------     ------------      -----------      -----------
    Net realized gain .......................    25,981,206       28,762,698          889,730          759,261
                                               ------------     ------------      -----------      -----------
  Net change in unrealized
    appreciation (depreciation) on:
    Investments .............................   117,607,883      138,930,632       40,972,339        5,519,565
    Foreign currency translations ...........        (1,401)          15,197         (248,334)              --
                                               ------------     ------------      -----------      -----------
    Net unrealized appreciation .............   117,606,482      138,945,829       40,724,005        5,519,565
                                               ------------     ------------      -----------      -----------
    Net realized and unrealized gain
      on investments and foreign
      currency ..............................   143,587,688      167,708,527       41,613,735        6,278,826
                                               ------------     ------------      -----------      -----------
      NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ...........  $141,651,011     $170,868,877      $42,133,683      $ 6,037,282
                                               ============     ============      ===========      ===========

* For the period from June 30, 2003 (commencement of operations) to December 31, 2003.

See accompanying Notes to Financial Statements.

                                                    Statements of Operations  77

MASTERS' SELECT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended December 31,
                                                            --------------------------------
                                                                 2003              2002
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                       $  (1,936,677)   $  (1,383,039)
   Net realized gain (loss) on investments and
         foreign currency                                       25,981,206      (43,024,807)
   Net unrealized appreciation (depreciation) on
         investments and foreign currency                      117,606,482      (55,910,097)
                                                             -------------    -------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
                  FROM OPERATIONS                              141,651,011     (100,317,943)
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets
         from capital share transactions (a)                    37,048,698       22,622,921
                                                             -------------    -------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS               178,699,709      (77,695,022)
NET ASSETS
Beginning of year                                              431,182,423      508,877,445
                                                             -------------    -------------
End of year                                                  $ 609,882,132    $ 431,182,423
                                                             =============    =============
Accumulated net investment income                            $        --      $        --
                                                             =============    =============

(a) A summary of capital share transactions is as follows:

                          Year Ended                        Year Ended
                      December 31, 2003                  December 31, 2002
                  ---------------------------      ----------------------------
                     Shares         Value            Shares           Value
                  -----------   -------------      -----------     ------------
Shares sold        9,059,349    $104,215,032       10,339,644      $114,037,793
Shares redeemed*  (5,984,095)    (67,166,334)      (8,436,333)     (91,414,872)
                  ----------    ------------       ----------      -----------
Net increase       3,075,254    $ 37,048,698        1,903,311      $ 22,622,921
                  ==========    ============       ==========      ============

*    Net of redemption fee proceeds of $47,566 and $95,821, respectively.

See accompanying Notes to Financial Statements.

78  The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended December 31,
                                                            --------------------------------
                                                                 2003              2002
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                    $  3,160,350     $  1,524,573
   Net realized gain (loss) on investments and
      foreign currency                                        28,762,698      (39,627,085)
   Net unrealized appreciation (depreciation) on
      investments and foreign currency                       138,945,829      (14,981,552)
                                                            ------------     ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
         FROM OPERATIONS                                     170,868,877      (53,084,064)
                                                            ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                 (1,333,125)        (997,517)
   Return of capital                                                  --          (35,994)
                                                            ------------     ------------
      Total distributions                                     (1,333,125)      (1,033,511)
                                                            ------------     ------------
CAPTIAL SHARE TRANSACTIONS
   Net increase in net assets
      from capital share transactions (a)                    228,002,948      111,219,577
                                                            ------------     ------------
      Total increase in net assets                           397,538,700       57,102,002
NET ASSETS
   Beginning of year                                         335,966,624      278,864,622
                                                            ------------     ------------
   END OF YEAR                                              $733,505,324     $335,966,624
                                                            ============     ============
   Undistributed net investment income (loss)               $    108,077     $    (60,559)
                                                            ============     ============

(a) A summary of capital share transactions is as follows:

                          Year Ended                        Year Ended
                      December 31, 2003                  December 31, 2002
                   --------------------------      ----------------------------
                     Shares         Value            Shares           Value
                   ----------    ------------      ----------      ------------
Shares sold        23,734,987    $294,912,705      16,262,383      $194,223,191
Shares issued in
  reinvestment
  of distribution      77,584       1,135,729          90,714           951,779
Shares redeemed*   (5,760,338)    (68,045,486)     (7,216,595)      (83,955,393)
                   ----------     -----------      ----------       -----------
Net increase       18,052,233    $228,002,948       9,136,502      $111,219,577
                   ==========    ============       =========      ============

*    Net of redemption fee proceeds of $153,148 and $163,985, respectively.

See accompanying Notes to Financial Statements.

                                         Statements of Changes in Net Assets  79

THE MASTERS' SELECT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended December 31,
                                                            --------------------------------
                                                                 2003              2002
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income                                      $    519,948     $    828,230
   Net realized gain (loss) on investments and
      foreign currency                                             889,730      (13,163,081)
   Net unrealized appreciation (depreciation) on
      investments and foreign currency                          40,724,005      (11,292,235)
                                                              ------------     ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
         FROM OPERATIONS                                        42,133,683      (23,627,086)
                                                              ------------     ------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets
      from capital share transactions (a)                          925,997        1,014,088
                                                              ------------     ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                   43,059,680      (22,612,998)
                                                              ------------     ------------
NET ASSETS
   Beginning of year                                           137,934,601      160,547,599
   END OF YEAR                                                $180,994,281     $137,934,601
                                                              ============     ============
   Undistributed net investment income (loss)                 $    114,314     $   (225,750)
                                                              ============     ============

(a) A summary of capital share transactions is as follows:

                          Year Ended                        Year Ended
                      December 31, 2003                  December 31, 2002
                  ---------------------------      ----------------------------
                     Shares         Value            Shares           Value
                  -----------   -------------      -----------     ------------
Shares sold        3,175,996    $  35,442,234        4,042,720    $  42,963,163
 Shares redeemed* (3,295,885)     (34,516,237)      (4,039,202)     (41,949,075)
                  ----------    -------------       ----------    -------------
Net increase
  (decrease)        (119,889)   $     925,997            3,518    $   1,014,088
                  ==========    =============       ==========    =============

*    Net of redemption fee proceeds of $35,576 and $64,198, respectively.

See accompanying Notes to Financial Statements.

80  The Masters' Select Funds

MASTERS' SELECT SMALLER COMPANIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                         June 30, 2003**
                                                            through
                                                        December 31, 2003
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                    $  (241,544)
   Net realized gain on investments
      and foreign currency                                    759,261
   Net unrealized appreciation on investments
      and foreign currency                                  5,519,565
                                                          -----------
         NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                       6,037,282
                                                          -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain                                       (537,968)
                                                          -----------
         Total distributions                                 (537,968)
                                                          -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets from capital
      share transactions (a)                               45,691,483
                                                          -----------
         Total increase in net assets                      51,190,797
NET ASSETS
   Beginning of period                                             --
   End of period                                          $51,190,797
                                                          ===========
   Accumulated net investment income                      $        --
                                                          ===========

(a) A summary of capital share transactions is as follows:

                                                         June 30, 2003**
                                                            through
                                                        December 31, 2003
                                                    ---------------------------
                                                      Shares           Value
                                                    ----------     ------------
Shares sold                                         4,349,706      $45,757,533
Shares issued in reinvestment of distribution          44,974          535,644
Shares redeemed*                                      (53,499)        (601,694)
                                                    ---------      -----------
Net increase                                        4,341,181      $45,691,483
                                                    =========      ===========

*    Net of redemption fee proceeds of $544.
**   Commencement of operations.

See accompanying Notes to Financial Statements.

                                         Statements of Changes in Net Assets  81

MASTERS' SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                  2003        2002        2001       2000        1999
--------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                            $ 10.19     $ 12.59     $ 12.98     $ 14.38     $ 13.57
                                                --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                            (0.04)      (0.03)      (0.04)      (0.05)      (0.01)
   Net realized and unrealized gain (loss)
      on investments and foreign currency          3.29       (2.37)      (0.29)       0.42        3.52
                                                --------------------------------------------------------
   Total from investment operations                3.25       (2.40)      (0.33)       0.37        3.51
                                                --------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                        --          --          --          --       (0.02)
   From net realized gain                            --          --       (0.06)      (1.77)      (2.68)
                                                --------------------------------------------------------
   Total distributions                               --          --       (0.06)      (1.77)      (2.70)
                                                --------------------------------------------------------
REDEMPTION FEE PROCEEDS++                            --^         --^         --^         --^         --^
NET ASSET VALUE, END OF YEAR                    $ 13.44     $ 10.19     $ 12.59     $ 12.98     $ 14.38
                                                ========================================================
Total return                                     31.89%    (19.06)%     (2.55)%       3.17%      26.45%
                                                --------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (millions)           $ 609.9     $ 431.2     $ 508.9     $ 469.0     $ 449.2
                                                --------------------------------------------------------
   Ratio of total expenses to average
      net assets:
      Before fees waived                          1.25%       1.27%       1.28%       1.26%       1.28%
                                                --------------------------------------------------------
      After fees waived                           1.23%       1.25%       1.26%       1.24%       1.26%
                                                --------------------------------------------------------
   Ratio of net investment loss to
      average net assets:                       (0.39)%     (0.30)%     (0.36)%     (0.35)%     (0.12)%
                                                --------------------------------------------------------
   Portfolio turnover rate                       84.28%      93.76%      94.98%     129.70%     116.42%
                                                --------------------------------------------------------

^    Amount represents less than $0.01 per share.
++   Reemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

82 The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                                 Year Ended December 31,
                                                --------------------------------------------------------
                                                  2003        2002        2001       2000        1999
--------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                            $ 10.70     $ 12.53     $ 15.31     $ 18.67     $ 10.95
                                                --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                           0.07        0.05        0.06        0.07          -^
   Net realized and unrealized gain (loss)
      on investments and foreign currency          4.09       (1.85)      (2.83)      (1.04)       8.13
                                                --------------------------------------------------------
   Total from investment operations                4.16       (1.80)      (2.77)      (0.97)       8.13
                                                --------------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                     (0.03)      (0.03)      (0.03)      (0.05)      (0.03)
   From net realized gain                            --          --          --       (2.34)      (0.38)
   Return capital                                    --          --^         --^         --          --
                                                --------------------------------------------------------
   Total distributions                            (0.03)      (0.03)      (0.03)      (2.39)      (0.41)
                                                --------------------------------------------------------
REDEMPTION FEE PROCEEDS++                            --^         --^        0.02         --^         --^
                                                --------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $ 14.83     $ 10.70     $ 12.53     $ 15.31     $ 18.67
                                                ========================================================
Total return                                     38.86%    (14.34)%    (17.94)%     (5.01)%      75.01%
                                                --------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (millions)            $733.5      $336.0      $278.9      $275.8      $219.4
                                                --------------------------------------------------------
   Ratio of total expenses to average
      net assets:
      Before fees waived                          1.30%       1.32%       1.37%       1.34%       1.41%
                                                --------------------------------------------------------
      After fees waived                           1.10%       1.13%       1.19%       1.18%       1.29%
                                                --------------------------------------------------------
   Ratio of net investment income to
      average net assets:                         0.69%       0.47%       0.52%       0.47%       0.01%
                                                --------------------------------------------------------
   Portfolio turnover rate                      110.19%     141.07%     174.19%     149.25%     100.00%
                                                --------------------------------------------------------

^    Amount represents less than $0.01 per share.
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

                                                        Financial Highlights  83

MASTERS' SELECT VALUE FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                    Year Ended December 31,
                                                --------------------------------   Period Ended **
                                                  2003        2002        2001    December 31, 2000
---------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period                          $  9.82     $ 11.43      $ 10.45       $10.00
                                                ---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                           0.04        0.06           --^        0.01
   Net realized and unrealized gain (loss)
      on investments and foreign currency          3.13       (1.67)        1.00         0.44
                                                ---------------------------------------------------
   Total from investment operations                3.17       (1.61)        1.00         0.45
                                                ---------------------------------------------------
LESS DISTRIBUTIONS:
   From net investment income                        --         --           --^           --
   From net realized gain                            --         --         (0.03)          --
                                                ---------------------------------------------------
   Total distributions                               --         --         (0.03)          --
                                                ---------------------------------------------------
REDEMPTION FEE PROCEEDS                             --^         --^         0.01           --^
                                                ---------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 12.99     $ 9.82       $ 11.43       $10.45
                                                ===================================================
Total return                                     32.28%     (14.09)%       9.64%       4.50%+
                                                ---------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (millions)          $181.0     $137.9       $ 160.5        $56.4
                                                ---------------------------------------------------
   Ratio of total expenses to average
      net assets:
         Before fees waived                       1.30%      1.31%         1.37%       1.75%*
                                                ---------------------------------------------------
         After fees waived                        1.28%      1.29%         1.35%       1.70%*
                                                ---------------------------------------------------
   Ratio of net investment income
      (loss) to average net assets:               0.35%      0.55%       (0.04)%       0.07%*
                                                ---------------------------------------------------
   Portfolio turnover rate                       21.54%     54.08%        32.67%      17.05%+
                                                ---------------------------------------------------

*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
**   Commenced operations on June 30, 2000.

See accompanying Notes to Financial Statements.

84  The Masters' Select Funds

MASTERS' SELECT SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                   Period Ended **
                                                  December 31, 2003
-----------------------------------------------------------------------
Net asset value,
   beginning of period                                  $10.00
                                                      -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                   (0.06)
   Net realized and unrealized gain on investments        1.98
                                                      -----------
   Total from investment operations                       1.92
                                                      -----------
LESS DISTRIBUTIONS:
   From net realized gain                                (0.13)
                                                      -----------
   Total distributions                                   (0.13)
                                                      -----------
REDEMPTION FEE PROCEEDS                                     --^
                                                      -----------
NET ASSET VALUE, END OF PERIOD                          $11.79
                                                      ===========
Total return                                            19.17%+
                                                      -----------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (millions)                  $51.2
                                                      -----------
   Ratio of total expenses to
      average net assets:
         Before fees waived                               1.67%*
                                                      -----------
         After fees waived                                1.65%*
                                                      -----------
   Ratio of net investment loss to
      average net assets:                               (1.33)%*
                                                      -----------
   Portfolio turnover rate                               43.49%+
                                                      -----------

*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
**   Commenced operations on June 30, 2003.

See accompanying Notes to Financial Statements.

                                                        Financial Highlights  85

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION
.................................................................................
The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of four separate series: the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters' Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of four highly regarded value portfolio managers.

The Masters' Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of five highly regarded smaller company portfolio managers.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
.................................................................................

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price (or the Nasdaq official closing price for Nasdaq-reported securities) at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Managers and the Trust's Valuation Committee pursuant to procedures approved by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

86 The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

B. Foreign Currency Translation. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

     Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis.

                                               Notes to Financial Statements  87

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

F. Security Transactions, Dividend and Interest Income. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method.

G. Repurchase Agreements. It is the Trust's policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

H. Expenses Paid Indirectly. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

I. Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES
.................................................................................
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Masters' Select Equity Fund, Masters' Select International Fund and Masters' Select Value Fund each pays a fee to the Advisor, at the annual rate of 1.10% of the respective Funds' average daily net assets before any fee waivers. The Masters' Select Smaller Companies Fund pays a fee to the Advisor, at the annual rate of 1.14% of the Fund's average daily net assets before any fee waivers. The Advisor engages sub-advisors to manage the funds and pays the sub-advisors from it's advisory fees.

For the year ended December 31, 2003, the Advisor contractually agreed to waive a portion of its advisory fees equal to approximately 0.02% of the average daily net assets of the Masters' Select Equity Fund, 0.1925% of the average daily net assets of the Masters' Select International Fund, 0.02% of the average daily net assets of the Masters' Select Value Fund, and from November 1, 2003 to December 31, 2003 0.03% of the average daily net assets of the Masters' Select Smaller Companies Fund. The Advisor has agreed not

88  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

to seek recoupment of such waived fees.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.020% of the next $250 million, 0.015% of the next $2 billion and 0.0125% thereafter.

Affiliated entities of the sub-advisors received net commissions on purchases and sales of the Funds' portfolio securities for the year ended December 31, 2003 of $9,850, $50,197, $17,380 and $0 for the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $25,000 per year.

NOTE 4 - INVESTMENT TRANSACTIONS
.................................................................................
The cost of securities purchased and the proceeds from securities sold for year ended December 31, 2003 excluding short-term investments, were as follows:

         FUND                            PURCHASES            SALES
         -------------------------------------------------------------
         Equity                        $435,940,116       $397,781,613
         International                  777,437,902        548,860,037
         Value                           30,372,013         32,850,236
         Smaller Companies               57,281,008         17,425,600

NOTE 5 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
.................................................................................
Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

                                                   The Masters' Select Funds  89

MASTERS' SELECT FUNDS TRUST

As of December 31, 2003, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

                                                                                               Smaller
                                                           International                      Companies
                                           Equity Fund         Fund           Value Fund         Fund
----------------------------------------------------------------------------------------------------------
Cost of investments
   for tax purposes                       $ 497,461,324    $ 606,402,932    $ 144,648,602     $ 45,606,669
                                          =============    =============    =============     ============
Gross tax unrealized
   appreciation                           $ 130,921,894    $ 134,659,112    $  41,916,434     $  6,286,560
Gross tax unrealized
   depreciation                             (14,398,843)     (16,899,951)      (5,809,943)        (766,995)
                                          -------------    -------------    -------------     ------------
Net tax unrealized
   appreciation on investments              116,523,051      117,759,161       36,106,491        5,519,565
Net tax unrealized
   appreciation (depreciation)
   on forward contracts and
   foreign-currency denominated
   assets and liabilities                           903           52,970            6,714               --
                                          -------------    -------------    -------------     ------------
Net tax unrealized appreciation             116,523,954      117,812,131       36,113,205        5,519,565
Undistributed ordinary income                        --           95,340               --            3,889
Capital loss carryforwards                  (39,862,980)     (40,439,707)     (10,951,655)              --
Post October losses                                  --               --         (490,694)         (24,140)
                                          -------------    -------------    -------------     ------------
Total distributable earnings              $  76,660,974    $  77,467,764    $  24,670,856     $  5,499,314
                                          =============    =============    =============     ============

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2003 and 2002) were as follows:

                                    2003                          2002
                         --------------------------   --------------------------
                          Ordinary      Long-term      Ordinary      Long-term
                           Income      Capital Gain     Income      Capital Gain
                         -----------   ------------   -----------   ------------

Equity Fund                       --             --            --             --
International Fund        $1,333,125             --      $997,517             --
Value Fund                        --             --            --             --
Smaller Companies Fund*   $  537,968             --           N/A            N/A

* The Master's Select Smaller Companies Fund commenced operations on June 30, 2003, therefore no dividends were paid in 2002.

90  The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

For Federal income tax purposes, the following Funds have capital loss carryforwards at December 31, 2003 that may reduce distributions of realized gains in future years.

                       EQUITY      INTERNATIONAL      VALUE         SMALLER
    EXPIRING IN         FUND            FUND           FUND      COMPANIES FUND
    --------------- ------------   -------------   -----------   --------------
    2009            $ 7,479,228     $ 8,537,416    $   658,549          --
    2010             32,383,752      31,902,291      9,906,719          --
    2011                      -               -        386,387          --
                    -----------     -----------    -----------        ----
                    $39,862,980     $40,439,707    $10,951,655          --
                    ===========     ===========    ===========        ====

For the year ended December 31, 2003, the Masters' Select Equity Fund and the Masters' Select International Fund utilized capital loss carryforwards of $9,891,436 and $22,839,270, respectively.

At December 31, 2003, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund had deferred capital losses occurring subsequent to October 31, 2003, of $490,694 and $24,140, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

NOTE 6 - OFF-BALANCE SHEET RISK
.................................................................................
The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2003, the Funds had the following forward contracts outstanding:

MASTERS' SELECT INTERNATIONAL FUND

CONTRACTS TO BUY                          In Exchange For      Settlement Date    Unrealized Gain (Loss)
------------------------- --------------- -------------------- ------------------ ----------------------
    1,993,719 British Pound Sterling         U.S. $3,570,552        01/05/2004          $(13,016)
CONTRACTS TO SELL
----------------------------------------- -------------------- ------------------ ----------------------
    581,310 Euro                                      732,509       01/02/2004                 87
    863,350 Euro                                    1,087,907       01/05/2004                280
----------------------------------------- -------------------- ------------------ ----------------------
                                                                                              367
----------------------------------------- -------------------- ------------------ ----------------------
Net unrealized loss on forward contracts                                                 $(12,649)
========================================================================================================

                                               Notes to Financial Statements  91

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

MASTERS' SELECT VALUE FUND

   ----------------------------------------------------------------------------
   CONTRACTS TO SELL                    IN EXCHANGE    SETTLEMENT   UNREALIZED
                                            FOR           DATE         LOSS
   ----------------------------------------------------------------------------
   2,333,964 British Pound Sterling  U.S. $3,944,399   01/20/2004    $(215,509)
   2,537,866 Euro                          2,803,327   02/23/2004     (389,498)
   ----------------------------------------------------------------------------
   Net unrealized loss on forward contracts                          $(605,007)
   ============================================================================

NOTE 7 - LINE OF CREDIT
.................................................................................
The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the year ended December 31, 2003. The Board of Trustees has approved an increase to an unsecured $45,000,000 line of credit for 2004.

92  The Masters' Select Funds

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Masters' Select Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, and of changes in net assets present fairly, in all material respects, the financial position of Masters' Select Equity Fund, Masters' Select International Fund, Masters' Select Value Fund and Masters' Select Smaller Companies Fund, each a series of Masters' Select Funds Trust (the "Funds") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 6, 2004

                                              Report of Independent Auditors  93

Masters' Select Funds Trust
TAX INFORMATION - (Unaudited)

Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 25.17% of the ordinary income dividends distributed by the International Fund and 8.17% of the ordinary income dividends distributed by the Smaller Companies Fund and applicable to qualifying dividends received after January 1, 2003 will qualify for the lower tax rate. The Funds plan to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.

For the fiscal year ended December 31, 2003 the International Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

COUNTRY                GROSS FOREIGN INCOME    FOREIGN TAX PAID
------------------------------------------------------------------
Australia                  $  310,427           $ 25,858
Belgium                        73,665             14,733
Canada                        151,671             26,765
Finland                       305,983             53,997
France                        277,542             35,222
Germany                       478,825             47,917
Hong Kong                     275,930                 --
Indonesia                     288,305             50,877
Ireland                       199,912             24,361
Italy                         437,727             89,944
Japan                         317,357             30,705
Netherlands                   341,385             44,922
Russia                        119,437             21,077
South Korea                   166,017             32,806
Switzerland                   341,541             78,817
United Kingdom              3,474,537            386,060
United States                  31,824                 --
------------------------------------------------------------------
                           $7,592,085           $964,061
==================================================================

94 The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
INDEX DEFINITIONS

LIPPER MULTI-CAP CORE FUND INDEX
.................................................................................
The Lipper Multi-cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

LIPPER INTERNATIONAL FUND INDEX
.................................................................................
The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

LIPPER MULTI-CAP VALUE FUND INDEX
.................................................................................
The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

LIPPER SMALL-CAP CORE FUND INDEX
.................................................................................
The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI EAFE INDEX
.................................................................................
The Morgan Stanley Capital International Europe, Australasia, Far East Index is a broad based index that measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI ALL COUNTRIES WORLD FREE (EX US) INDEX
.................................................................................
The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 48 countries.

MSCI ALL COUNTRIES WORLD FREE GROWTH (EX US) INDEX
.................................................................................
The MSCI All Countries World Free Growth (ex US) Index is a broad based index that measures the performance those common equities in 48 countries with higher price-to-book ratios and higher forecasted growth rates.

                                                           Index Definitions  95

MASTERS' SELECT FUNDS TRUST
INDEX DEFINITIONS - (Continued)

MSCI WORLD VALUE INDEX
.................................................................................
The MSCI World Value Index is a broad based index that measures the performance of common equities in 48 countries with lower price-to-book ratios and lower forecasted growth rates.

RUSSELL 1000 INDEX
.................................................................................
The Russell 2000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX
.................................................................................
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

RUSSELL 2000 INDEX
.................................................................................
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

RUSSELL 2500 GROWTH INDEX
.................................................................................
The Russell 2500 Growth Index measures the performance of those companies within the 2,500 smallest U.S. companies in the Russell 3000 Index, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

RUSSELL 3000 INDEX
.................................................................................
The Russell 3000 Index is a broad based index that measures the performance of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

RUSSELL 3000 VALUE INDEX
.................................................................................
The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 INDEX
.................................................................................
The S&P 500 Index, which is widely regarded as the standard for measuring large-cap U.S. stock market performance, consists of 500 stocks that represent a sample of the leading companies in leading industries.

WILSHIRE 5000 INDEX
.................................................................................
The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.

96  Index Definitions

MASTERS' SELECT FUNDS TRUST

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the three Masters' Select Funds. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-960-0188.

------------------------- --------------- ------------------ ---------------------------------- ----------------------
                          POSITION(S)     TERM OF OFFICE     PRINCIPAL OCCUPATION(S)            OTHER
NAME, ADDRESS,            HELD            AND LENGTH OF      DURING THE                         DIRECTORSHIPS
AND AGE                   WITH TRUST      TIME SERVED        PAST 5 YEARS                       HELD BY TRUSTEE
------------------------- --------------- ------------------ ---------------------------------- ----------------------
A. George Battle (60)     Trustee         Term: Open Ended   Executive Chairman of Ask Jeeves   Director of Ask
C/O Masters' Select                       Time Served: 7     since 2004 and CEO from 2000 to    Jeeves; Peoplesoft,
Funds                                     years              2003; Senior Fellow, The Aspen     Inc.; Barra, Inc.;
4 Orinda Way,                                                Institute since 1995. Fair,        and
Suite 230D                                                   Isaac.
Orinda, CA 94563
------------------------- --------------- ------------------ ---------------------------------- ----------------------
Frederick August          Trustee         Term: Open ended   Vice President, RuotSource         None
Eigenbrod, Jr.                            Time Served: 7     Consulting Services
PhD (62)                                  years              (organizational planning and
C/O Masters' Select                                          development) since 2002; Senior
Funds                                                        Vice President, Consulting
4 Orinda Way,                                                Services, Silicon Valley, Right
Suite 230D                                                   Associates(industrial
Orinda, CA 94563                                             psychologists) from 1990 to 2002.
------------------------- --------------- ------------------ ---------------------------------- ----------------------
Kenneth E.                President and   Term: Open ended   President of the Advisor;          None
Gregory* (46)             Trustee         Time Served: 7     President of Litman/Gregory
4 Orinda Way,                             years              Research, Inc. (publishers) and
Suite 230D                                                   Litman/Gregory Asset Management,
Orinda, CA 94563                                             LLC (investment advisors).
------------------------- --------------- ------------------ ---------------------------------- ----------------------
Craig A.                  Secretary and   Term: Open ended   Treasurer and Secretary of the     None
Litman* (56)              Trustee         Time Served: 7     Advisor; Vice President and
100 Larkspur                              years              Secretary of Litman/ Gregory
Landing Circle,                                              Research Inc.; Chairman of
Suite 204                                                    Litman/Gregory Asset Management,
Larkspur, CA 94939                                           LLC.
------------------------- --------------- ------------------ ---------------------------------- ----------------------
Taylor M. Welz (44)       Trustee         Term: Open ended   CPA/PFS, CFP. Partner, Bowman &    None
Bowman &                                  Time Served: 7     Company LLP(certified public
Company LLP                               years              accountants)
2431 W. March Lane,
Suite 100
Stockton, CA 95207
------------------------- --------------- ------------------ ---------------------------------- ----------------------
John Coughlan (47)        Treasurer       Term: Open ended   Chief Operating Officer,           None
4 Orinda Way,                             Time Served: 7     Litman/Gregory Fund Advisors,
Suite 230D                                years              LLC and Chief Financial Officer
Orinda, CA 94563                                             of Litman/Gregory Asset
                                                             Management, LLC
------------------------- --------------- ------------------ ---------------------------------- ----------------------

*Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

                                             Trustee and Officer Information  97

                     This page was left blank intentionally.

ADVISOR:
            Litman/Gregory Fund Advisors, LLC
            Orinda, CA 94563

DISTRIBUTOR:
            Quasar Distributors, LLC
            615 E. Michigan St., 2nd Floor
            Milwaukee, WI 53202

TRANSFER AGENT:
            NFDS
            P.O. Box 219922
            Kansas City, MO 64121-9922
            1-800-960-0188
            For Overnight Delivery:
            Masters' Select Funds
            C/O NFDS
            330 W. 9th Street
            Kansas City, MO 64105

INVESTMENT PROFESSIONALS:
            Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund
            Services at 1-925-253-5238.

PROSPECTUS:
            To request a current Prospectus, statement of additional information, or an IRA application, call
            1-800-656-8864.

SHAREHOLDER INQUIRIES:
            To request action on your existing account, contact the Transfer agent, NFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-HOUR AUTOMATED INFORMATION:
            For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

FUND INFORMATION:
                     Fund               Symbol        CUSIP        Fund Number
            ----------------------      ------      ---------      -----------
                  Equity Fund           MSEFX       576417109         305
              International Fund        MSILX       576417208         306
                  Value Fund            MSVFX       576417406         307
            Smaller Companies Fund      MSSFX       576417307         308
WEBSITE:

                           WWW.MASTERSSELECTFUNDS.COM

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Taylor M. Welz and Mr. A. George Battle are audit committee financial experts and are considered to be independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

----------------------- -------------------- ------------------ ----------------
                                                                # of Hours spent
                        FYE  12/31/2002      FYE  12/31/2003    in FYE 2003
----------------------- -------------------- ------------------ ----------------
Audit Fees                     $103,200             $108,500    Not applicable
Tax Fees                       $16,400              $24,354     Not applicable
----------------------- -------------------- ------------------ ----------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
        MANAGEMENT INVESTMENT COMPANIES.
        --------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
        COMPANY AND AFFILIATED PURCHASES.
        ---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable for fiscal periods ending December 31, 2003.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
------------------

(a)  (1)  Any code of ethics or amendment thereto. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant)  Masters' Select Funds
                       ------------------------------------------------

         By (Signature and Title) /s/ Kenneth E. Gregory
                                  -------------------------------------
                                      Kenneth E. Gregory, President

         Date March 8, 2004
             ----------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)* /s/ Kenneth E. Gregory
                                   ------------------------------------
                                       Kenneth E. Gregory, President

         Date March 8, 2004
             ----------------------------------------------------------

         By (Signature and Title) /s/ John Coughlan
                                  -------------------------------------
                                      John Coughlan, Treasurer

         Date March 8, 2004
             ----------------------------------------------------------